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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Laureate Education, Inc.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
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☐
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	(2)	Form, Schedule or Registration Statement No.:
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650 S. Exeter Street
Baltimore, Maryland 21202

April 13, 2018

Dear Stockholder,

        We cordially invite you to attend the 2018 Annual Meeting of Stockholders of Laureate Education, Inc. to be held on Wednesday, May 23, 2018, at 10:00 a.m., Eastern Daylight Time, at the AMA New York Executive Conference Center, located at 1601 Broadway, New York, New York 10019.

        The attached Notice of 2018 Annual Meeting and proxy statement describe the business we will conduct at the 2018 Annual Meeting and provide information about us that you should consider when you vote your shares. As set forth in the attached proxy statement, the meeting will be held:

  1.
  To elect a Board of thirteen (13) directors, each of whom shall hold office for a term of one year, expiring at the annual meeting in 2019, and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal.

  2.
  To hold an advisory vote to approve named executive officer compensation.

  3.
  To ratify the appointment of PricewaterhouseCoopers LLP as Laureate's independent registered public accounting firm for the year ending December 31, 2018.

  4.
  To hold an advisory vote on the frequency of future advisory votes on executive compensation.

  5.
  To transact such other business as may properly come before the 2018 Annual Meeting and any adjournments thereof.

        Please take the time to carefully read each of the proposals in the accompanying Proxy Statement before you vote.

Your vote is extremely important regardless of the number of shares you own.

        In order to ensure that your shares are represented at the 2018 Annual Meeting, whether you plan to attend or not, please vote in accordance with the enclosed instructions. You can vote your shares by telephone, electronically via the Internet or by completing and returning the enclosed proxy card or vote instruction form. If you vote using the enclosed proxy card or vote instruction form, you must sign, date and mail the proxy card or vote instruction form in the enclosed envelope. If you decide to attend the 2018 Annual Meeting and wish to modify your vote, you may revoke your proxy and vote in person at the 2018 Annual Meeting.

        Thank you for your continued interest in Laureate Education, Inc. We look forward to seeing you at the meeting.

Sincerely,

Douglas L. Becker
 Chairman of the Board of Directors

        The proxy statement is dated April 13, 2018, and is first being made available to stockholders on or about April 13, 2018.

NOTICE OF 2018 ANNUAL MEETING
OF STOCKHOLDERS

        The 2018 Annual Meeting of Stockholders of Laureate Education, Inc., a public benefit corporation formed under the laws of Delaware, will be held on Wednesday, May 23, 2018, at 10:00 a.m., Eastern Daylight Time, at the AMA New York Executive Conference Center, located at 1601 Broadway, New York, New York 10019 for the following purposes:

  1.
  To elect a Board of thirteen (13) directors, each of whom shall hold office for a term of one year, expiring at the annual meeting in 2019, and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal.

  2.
  To hold an advisory vote to approve named executive officer compensation.

  3.
  To ratify the appointment of PricewaterhouseCoopers LLP as Laureate's independent registered public accounting firm for the year ending December 31, 2018.

  4.
  To hold an advisory vote on the frequency of future advisory votes on executive compensation.

  5.
  To transact such other business as may properly come before the 2018 Annual Meeting and any adjournments thereof.

        The Proxy Statement accompanying this Notice describes each of these items in detail. The Proxy Statement contains other important information that you should read and consider before you vote.

        The Board of Directors has fixed the close of business on March 28, 2018 as the record date for the 2018 Annual Meeting. Only the holders of record of our Class A common stock or Class B common stock as of the close of business on the record date are entitled to notice of, and to vote at, the 2018 Annual Meeting and any adjournment thereof. A list of the holders of record of our Class A common stock and Class B common stock will be available at the 2018 Annual Meeting and, during the 10 days prior to the 2018 Annual Meeting, at the offices of our corporate headquarters located at 650 S. Exeter Street, Baltimore, Maryland 21202.

        Laureate is furnishing proxy materials to its stockholders through the Internet as permitted under the rules of the Securities and Exchange Commission. Under these rules, many stockholders will receive a Notice of Internet Availability of Proxy Materials instead of a paper copy of the Notice of Annual Meeting of Stockholders and Proxy Statement, our proxy card, and our Annual Report to Stockholders. We believe this process gives us the opportunity to serve you more efficiently by making the proxy materials available quickly online and reducing costs associated with printing and postage. Stockholders who do not receive a Notice of Internet Availability of Proxy Materials will receive a paper copy of the proxy materials by mail.

        You can vote your shares of Class A common stock or Class B common stock by telephone, electronically via the Internet or by completing and returning the enclosed proxy card or vote instruction form. If you vote using the enclosed proxy card or vote instruction form, you must sign, date and mail the proxy card or vote instruction form in the enclosed envelope. If you decide to attend the 2018 Annual Meeting and wish to modify your vote, you may revoke your proxy and vote in person at the 2018 Annual Meeting.

BY ORDER OF THE BOARD OF DIRECTORS:

Baltimore, Maryland April 13, 2018	Victoria E. Silbey Senior Vice President, Secretary, and Chief Legal Officer

PROXY STATEMENT SUMMARY
2018 ANNUAL MEETING OF STOCKHOLDERS

Date and Time:	May 23, 2018 10:00 a.m., Eastern Daylight Time
Place:	AMA New York Executive Conference Center, 1601 Broadway, New York, New York 10019
Record Date:	March 28, 2018

Voting Matters and Board Recommendation

	Proposal Description	Board Vote Recommendation	Page Number with More Information

Proposal 1	Election of 13 Directors	"FOR" all nominees	6
Proposal 2	Advisory vote to approve NEO compensation	"FOR"	64
Proposal 3	Ratify the appointment of PricewaterhouseCoopers LLP as Laureate's independent registered public accounting firm	"FOR"	65
Proposal 4	Advisory vote on the frequency of future advisory votes on executive compensation	"1 YEAR"	67

        This Proxy Statement Summary contains highlights of certain information in this Proxy Statement. Because it is only a summary, it does not contain all the information that you should consider before voting. Please review the complete Proxy Statement and Laureate's Annual Report on Form 10-K for additional information.

650 S. Exeter Street
Baltimore, Maryland 21202

PROXY STATEMENT FOR THE LAUREATE EDUCATION, INC.
2018 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 23, 2018

        This Proxy Statement is being furnished to the holders of the Class A common stock and Class B common stock of Laureate Education, Inc., a Delaware public benefit corporation ("Laureate"), in connection with the solicitation by our Board of Directors of proxies to be voted at the 2018 Annual Meeting of Stockholders of Laureate (the "2018 Annual Meeting") to be held on Wednesday, May 23, 2018, at 10:00 a.m., Eastern Daylight Time, at the AMA New York Executive Conference Center, located at 1601 Broadway, New York, New York 10019, or at any adjournment of the 2018 Annual Meeting, for the purposes set forth in the accompanying Notice of 2018 Annual Meeting. The principal executive offices of Laureate are located at 650 S. Exeter Street, Baltimore, Maryland 21202.

        The Notice of Internet Availability of Proxy Materials is first being mailed, and this Proxy Statement and the other proxy materials are first being made available via the Internet free of charge at www.proxyvote.com, on or about April 13, 2018 to all stockholders entitled to notice of and to vote at the 2018 Annual Meeting. At the close of business on March 28, 2018, the record date for the 2018 Annual Meeting, there were 55,111,486 shares of Class A common stock and 132,384,106 shares of Class B common stock, respectively, outstanding and entitled to notice of and to vote at the 2018 Annual Meeting. Only the holders of record of our Class A common stock and Class B common stock as of the close of business on the record date are entitled to notice of, and to vote at, the 2018 Annual Meeting and any adjournment thereof. We also will begin mailing paper copies of our proxy materials to stockholders who requested them on or about April 13, 2018.

        If a stockholder executes and returns the enclosed proxy card or vote instruction form or submits vote instructions to us by telephone or via the Internet, the stockholder may nevertheless revoke the proxy at any time prior to its use by filing with the Secretary of Laureate a written revocation or a duly executed proxy bearing a later date or by submitting revised vote instructions to us by telephone or via the Internet prior to 11:59 p.m. EDT on Tuesday, May 22, 2018, in accordance with the instructions on the accompanying proxy card or vote instruction form. A stockholder who attends the 2018 Annual Meeting in person may revoke his or her proxy at that time and vote in person if so desired.

        Unless revoked or unless contrary instructions are given, each proxy that is properly signed, dated and returned or authorized by telephone or via the Internet in accordance with the instructions on the enclosed proxy card or vote instruction form prior to the start of the 2018 Annual Meeting will be voted as indicated on the proxy card or vote instruction form or via telephone or the Internet and if no indication is made, each such proxy will be deemed to grant authority to vote, as applicable:

  PROPOSAL 1:    FOR the election of Douglas L. Becker, Brian F. Carroll, Andrew B. Cohen, William L. Cornog, Pedro del Corro, Michael J. Durham, Kenneth W. Freeman, George Muñoz, Dr. Judith Rodin, Eilif Serck-Hanssen, Ian K. Snow, Steven M. Taslitz, and Quentin Van Doosselaere, each of whom shall hold office for a term of one year, expiring at the annual meeting in 2019, and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal.

  PROPOSAL 2:    FOR the advisory vote to approve named executive officer compensation.

  PROPOSAL 3:    FOR ratification of the appointment of PricewaterhouseCoopers LLP as Laureate's independent registered public accounting firm for the year ending December 31, 2018.

  PROPOSAL 4:    1 YEAR for the advisory vote on the frequency of future advisory votes on executive compensation.

  PROPOSAL 5:    FOR the transaction of such other business as may properly come before the 2018 Annual Meeting and any adjournments thereof.

OUR BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES LISTED UNDER PROPOSAL 1, "FOR" THE ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION UNDER PROPOSAL 2, "FOR" THE RATIFICATION OF AUDITORS UNDER PROPOSAL 3, AND "1 YEAR" FOR THE ADVISORY VOTE ON THE FREQUENCY OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION UNDER PROPOSAL 4.

i

QUESTIONS AND ANSWERS ABOUT THE 2018 ANNUAL MEETING

Q:
Why did I receive these materials?

A:
We are making this Proxy Statement available to you on or around April 13, 2018 because the Board of Directors is soliciting your proxy to vote at the 2018 Annual Meeting to be held on Wednesday, May 23, 2018, at 10:00 a.m., Eastern Daylight Time, at the AMA New York Executive Conference Center, located at 1601 Broadway, New York, New York 10019, or at any adjournment thereof. The information provided in this Proxy Statement is for your use in deciding how to vote on the proposals described below.

Q:
Who is entitled to attend and vote at the Annual Meeting?

A:
You can attend and vote at the 2018 Annual Meeting if, as of the close of business on March 28, 2018, the record date for the 2018 Annual Meeting, you were a stockholder of record of Laureate's Class A common stock or Class B common stock. As of the record date, there were 55,111,486 shares of our Class A common stock and 132,384,106 shares of our Class B common stock outstanding.

Q:
What are the voting rights of each class of stock?

A:
For each proposal, stockholders are entitled to cast one vote for each share of Class A common stock held as of the record date and 10 votes for each share of Class B common stock held as of the record date. There are no cumulative voting rights.

Q:
How do I gain admission to the Annual Meeting?

A:
If you are a registered stockholder, you must bring with you the Notice of Internet Availability of Proxy Materials and a government-issued photo identification (such as a valid driver's license or passport) to gain admission to the 2018 Annual Meeting. If you did not receive a Notice of Internet Availability of Proxy Materials, please call our Investor Relations Department at (410) 843-6100 to request admission to the meeting.

If you hold your shares in street name and want to attend the 2018 Annual Meeting, you must bring your government-issued photo identification, together with:

•
The Notice of Internet Availability of Proxy Materials you received from your bank, broker or other nominee; or

•
A letter from your bank, broker, or other nominee indicating that you were the beneficial owner of Laureate stock as of the record date; or

•
Your most recent account statement indicating that you were the beneficial owner of Laureate stock as of the record date.

All packages and bags are subject to inspection.

Q:
What is the difference between a registered stockholder and a stockholder who owns stock in street name?

A:
If you hold shares of Class A common stock or Class B common stock directly in your name, you are a registered stockholder. If you own your Laureate shares indirectly through a bank, broker, or other nominee, those shares are held in street name.

Q:
Can I vote my shares before the Annual Meeting?

A:
Yes. If you are a registered stockholder, there are three ways to vote your shares before the 2018 Annual Meeting:

•
By Internet (www.proxyvote.com)—Use the Internet to transmit your voting instructions until 11:59 p.m. EDT on May 22, 2018. Have your Notice of Internet Availability of Proxy Materials or proxy card available and follow the instructions on the website to vote your shares.

•
By telephone (1-800-579-1639)—Submit your vote by telephone until 11:59 p.m. EDT on May 22, 2018. Have your Notice of Internet Availability of Proxy Materials or proxy card available and follow the instructions provided by the recorded message to vote your shares.

•
By mail—If you received a paper copy of the proxy materials, you can vote by mail by filling out the proxy card enclosed with those materials and returning it using the instructions on the card. To be valid, proxy cards must be received before the start of the 2018 Annual Meeting.

If your shares are held in street name, your bank, broker or other nominee may provide you with a Notice of Internet Availability of Proxy Materials that contains instructions on how to access our proxy materials and vote online or to request a paper or email copy of our proxy materials. If you received these materials in paper form, the materials included a vote instruction form so you can instruct your bank, broker or other nominee how to vote your shares.

Please see the Notice of Internet Availability of Proxy Materials or the information your bank, broker or other nominee provided you for more information on these voting options.

Q:
Can I vote in person at the 2018 Annual Meeting instead of by proxy?

A:
If you are a registered stockholder, you can vote at the 2018 Annual Meeting any shares that were registered in your name as the stockholder of record as of the record date.

If your shares are held in street name, you cannot vote those shares at the 2018 Annual Meeting unless you have a legal proxy from your bank, broker or other nominee. If you plan to attend and vote your street-name shares at the 2018 Annual Meeting, you should request a legal proxy from your broker, bank or other nominee and bring it with you to the 2018 Annual Meeting.

Whether or not you plan to attend the 2018 Annual Meeting, we strongly encourage you to vote your shares by proxy before the 2018 Annual Meeting.

Q:
Can I revoke my proxy or change my voting instructions once submitted?

A:
If you are a registered stockholder, you can revoke your proxy and change your vote before the 2018 Annual Meeting by:

•
Sending a written notice of revocation to our executive offices to the attention of our Secretary (the notification must be received by 11:59 p.m. EDT on May 22, 2018). The notice should be addressed as follows:

    Laureate Education, Inc.
    650 S. Exeter Street,
    Baltimore, Maryland 21202
    Attn: Secretary

  •
  Voting again by Internet or telephone before 11:59 p.m. EDT on May 22, 2018 (only the latest vote you submit will be counted); or

  •
  Submitting a new properly signed and dated paper proxy card with a later date (your proxy card must be received before the start of the 2018 Annual Meeting).

  If your shares are held in street name, you should contact your bank, broker or other nominee about revoking your voting instructions and changing your vote before the 2018 Annual Meeting.

  If you are eligible to vote at the 2018 Annual Meeting, you also can revoke your proxy or voting instructions and change your vote at the 2018 Annual Meeting by submitting a written ballot before the polls close.

Q:
What will happen if I submit my proxy but do not vote on a proposal?

A:
If you submit a valid proxy but fail to provide instructions on how you want your shares to be voted, properly submitted proxies will be voted:

•
"FOR" the election of Douglas L. Becker, Brian F. Carroll, Andrew B. Cohen, William L. Cornog, Pedro del Corro, Michael J. Durham, Kenneth W. Freeman, George Muñoz, Dr. Judith Rodin, Eilif Serck-Hanssen, Ian K. Snow, Steven M. Taslitz, and Quentin Van Doosselaere, each of whom shall hold office for a term of one year, expiring at the annual meeting in 2019, and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal;

•
"FOR" the advisory vote to approve named executive officer compensation;

•
"FOR" ratification of the appointment of PricewaterhouseCoopers LLP as Laureate's independent registered public accounting firm for the year ending December 31, 2018; and

•
"1 YEAR" on the frequency of future advisory votes on executive compensation.

If any other item is properly presented for a vote at the meeting, the shares represented by your properly submitted proxy will be voted at the discretion of the proxies.

Q:
What will happen if I neither submit my proxy nor vote my shares in person at the 2018 Annual Meeting?

A:
If you are a registered stockholder, your shares will not be voted.

If your shares are held in street name, your bank, broker or other nominee may vote your shares on certain "routine" matters. The ratification of independent auditors is currently considered to be a routine matter. On this matter, your bank, broker or other nominee can:

•
Vote your street-name shares even though you have not provided voting instructions; or

•
Choose not to vote your shares.

The other matters you are being asked to vote on are not routine and cannot be voted by your bank, broker or other nominee without your instructions. When a bank, broker or other nominee is unable to vote shares for this reason, it is called a "broker non-vote."

Q:
What does it mean if I receive more than one set of materials?

A:
You probably have multiple accounts with us and/or banks, brokers or other nominees. You should vote all of the shares represented by the proxy cards and/or voting instruction forms. Certain banks, brokers or other nominees have procedures in place to discontinue duplicate mailings upon a stockholder's request. You should contact your bank, broker or other nominee for more information.

Q:
How many shares must be present to conduct business at the 2018 Annual Meeting?

A:
To carry on the business of the 2018 Annual Meeting, holders of a majority of the voting power of Class A common stock and Class B common stock issued and outstanding as of the record date must be present in person or represented by proxy.

Q:
What vote is required to approve each proposal?

A:
For Proposal 1, unless otherwise provided in the Wengen Securityholders Agreement (as herein defined), directors will be elected by a plurality of the votes of the shares of our Class A common stock and Class B common stock (voting together as a single class) present in person or represented by proxy at the 2018 Annual Meeting at which a quorum is present, which means that the 13 nominees receiving the highest number of affirmative votes will be elected.

For Proposal 2, the advisory vote to approve named executive officer compensation, the affirmative vote of a majority of the voting power of the shares of our Class A common stock and Class B common stock (voting together as a single class) present in person or represented by proxy at the 2018 Annual Meeting at which a quorum is present will be required for approval.

For Proposal 3, the ratification of the appointment of PricewaterhouseCoopers LLP as Laureate's independent registered public accounting firm for the year ending December 31, 2018, the affirmative vote of a majority of the voting power of the shares of our Class A common stock and Class B common stock (voting together as a single class) present in person or represented by proxy at the 2018 Annual Meeting at which a quorum is present will be required for approval.

For Proposal 4, the advisory vote proposing a once per year advisory vote on executive compensation, the option that receives the most votes will be considered the option selected by stockholders.

Q:
Are abstentions and broker non-votes counted in the vote totals?

A:
A broker non-vote occurs when shares held by a bank, broker or other nominee are not voted with respect to a particular proposal because the bank, broker or other nominee does not have discretionary authority to vote on the matter and has not received voting instructions from its clients. If your bank, broker or other nominee holds your shares in its name and you do not instruct your bank, broker or other nominee how to vote, your bank, broker or other nominee will only have discretion to vote your shares on "routine" matters. Where a proposal is not "routine," a bank, broker or other nominee who has received no instructions from its clients does not have discretion to vote its clients' uninstructed shares on that proposal. At our 2018 Annual Meeting, only Proposal 3 (ratifying the appointment of our independent registered public accounting firm) is considered a routine matter. Your bank, broker or other nominee will therefore not have discretion to vote on the election of directors, the advisory vote to approve named executive officer compensation, or the advisory vote proposing a once per year advisory vote on executive compensation as these are "non-routine" matters.

Broker non-votes and abstentions by stockholders from voting (including banks, brokers or other nominees holding their clients' shares of record who cause abstentions to be recorded) will be counted towards determining whether or not a quorum is present. However, as the 13 nominees receiving the highest number of affirmative votes will be elected, abstentions and broker non-votes will not affect the outcome of the election of Directors. With regard to the affirmative vote of the shares present at the meeting required for Proposal 2, since it is a non-routine matter broker non-votes and abstentions will have the effect of a vote against Proposal 2. With regard to Proposal 4, since the option receiving the greatest number of votes—1 year, 2 years, or 3 years—will be the frequency recommended by our stockholders, abstentions and broker non-votes will have no effect on the outcome of Proposal 4. With regard to the affirmative vote of the shares present at the meeting required for Proposal 3, it is a routine matter so there will be no broker non-votes but abstentions will have the effect of a vote against Proposal 3.

Q:
How are votes counted?

A:
In the election of directors, Proposal 1, you may vote "FOR" all or some of the nominees or your vote may be "WITHHELD" with respect to one or more of the nominees.

For Proposal 2, and Proposal 3 you may vote "FOR," "AGAINST," or "ABSTAIN." If you elect to "ABSTAIN," the abstention has the same effect as a vote "AGAINST."

For Proposal 4, you may vote for "1 YEAR," "2 YEARS" or "3 YEARS" or "ABSTAIN." Abstentions will have no effect on the outcome of Proposal 3.

If you provide specific instructions with regard to certain items, your shares will be voted as you instruct on such items. If no instructions are indicated on a properly executed proxy card or over the telephone or Internet, the shares will be voted as recommended by our Board of Directors. (See "What will happen if I submit my proxy but do not vote on a proposal?" above for additional information.)

Q:
Is my vote confidential?

A:
Yes. The vote of any stockholder will not be revealed to anyone other than a tabulator of votes or an election inspector, except (i) as necessary to meet applicable legal and stock exchange listing requirements, (ii) to assert claims for or defend claims against Laureate, (iii) to allow the Inspectors of Election to certify the results of the stockholder vote, (iv) in the event a proxy solicitation in opposition to Laureate or the election of the Board takes place, (v) if a stockholder has requested that his or her vote be disclosed, or (vi) to respond to stockholders who have written comments on Proxy Cards.

Q:
Will any other business be transacted at the meeting? If so, how will my proxy be voted?

A:
Management does not know of any business to be transacted at the 2018 Annual Meeting other than those matters described in this Proxy Statement. The period specified in the Current Report on Form 8-K filed with the SEC on March 8, 2018 for submitting additional proposals to be considered at the meeting has passed and there are no such proposals to be considered. However, should any other matters properly come before the meeting, and any adjournments, shares with respect to which voting authority has been granted to the proxies will be voted by the proxies in accordance with their judgment.

Q:
Who will pay the cost of soliciting votes for the 2018 Annual Meeting?

A:
We will bear the entire cost of solicitation of proxies, including the preparation, assembly, printing, and mailing of this Proxy Statement and the accompanying materials. The largest expense in the proxy process is printing and mailing the proxy materials. Proxies also may be solicited on behalf of Laureate by directors, officers or employees of Laureate in person or by mail, telephone or facsimile transmission. No additional compensation will be paid to such directors, officers, or employees for soliciting proxies. We have engaged Broadridge Financial Solutions, Inc. ("Broadridge") to assist us in the distribution of proxies. We will also reimburse brokerage firms and other custodians, nominees and fiduciaries for their expenses incurred in sending our proxy materials to beneficial owners of our common stock as of the record date.

PROPOSAL 1: ELECTION OF DIRECTORS

        At the 2018 Annual Meeting, our stockholders will be asked to elect 13 directors for a one-year term expiring at the next annual meeting of stockholders. Subject to the Wengen Securityholders Agreement (as defined below), each director will hold office until his or her successor has been elected and qualified or until the director's earlier death, resignation or removal.

  Directors Designated by the Wengen Investors under the Wengen Securityholders Agreement

        Our Board of Directors consists of 13 persons, seven of whom are designated by Wengen Alberta, Limited Partnership, an Alberta limited partnership ("Wengen"), our controlling stockholder.

        In connection with the completion of our initial public offering, we entered into an amended and restated securityholders agreement dated February 6, 2017 (the "Wengen Securityholders Agreement"), with Wengen and certain other parties thereto, which provides, among other things, for the designation of directors by Wengen. Under the Wengen Securityholders Agreement, until Wengen ceases to own at least 40% of the common equity of Laureate, it is entitled to designate a proportion of our directors commensurate with its relative economic ownership of our common stock; however, as of the date of this Proxy Statement, Wengen has chosen to limit its designees on our Board of Directors. Pursuant to the Wengen Securityholders Agreement, four of Wengen's seven director designees are selected by Kohlberg Kravis Roberts & Co. L.P. (together with its affiliates, "KKR"), Sterling Capital Partners II, L.P., Bregal Investments, Inc. (together with its affiliates, "Bregal"), and Cohen Private Ventures, LLC (together with its affiliates, "CPV"). KKR is entitled to designate one of Laureate's directors so long as KKR owns at least a number of shares held through or acquired from Wengen in an amount equal to $75 million divided by the per share initial public offering price of the Class A common stock. Mr. Cornog currently serves as the KKR-designated director. Sterling Capital Partners II, L.P. is entitled to designate one of Laureate's directors so long as Sterling Capital Partners II, L.P., Sterling Capital Partners III, L.P., SP L Affiliate, LLC, Messrs. Becker and Taslitz and each of their respective affiliates (together the "Sterling Parties") collectively own at least a number of shares held through or acquired from Wengen in an amount equal to $75 million divided by the per share initial public offering price of the Class A common stock. Mr. Taslitz currently serves as the Sterling-designated director. Bregal is entitled to designate one of Laureate's directors so long as Bregal owns at least a number of shares held through or acquired from Wengen in an amount equal to $75 million divided by the per share initial public offering price of the Class A common stock. Mr. Van Doosselaere currently serves as the Bregal-designated director. CPV is entitled to designate one of Laureate's directors so long as CPV owns at least a number of shares held through or acquired from Wengen in an amount equal to $75 million divided by the per share initial public offering price of the Class A common stock. Mr. Cohen currently serves as the CPV-designated director. The remaining three Wengen designees to the Laureate Board of Directors are selected by the vote of holders of a majority of interests in Wengen and are currently Mr. Carroll, Mr. del Corro and Mr. Snow. Wengen may decide to change the individuals it is entitled to have elected to our Board of Directors. In the event that any of KKR, Bregal, CPV or the Sterling Parties ceases to own its respective minimum number of shares, then the director designee selected by such party shall offer his or her resignation and such party shall no longer be entitled to designate a director to our Board of Directors. The Wengen Securityholders' Agreement does not terminate upon the dissolution of Wengen. See "—Certain Relationships and Related Party Transactions, and Director Independence—Information Regarding the Laureate Board" for additional information.

  Chairman Compensation Agreement with Douglas Becker

        In December 2017, Wengen entered into an agreement with Mr. Becker, who previously served as Laureate's Chief Executive Officer, whereby Mr. Becker will serve as the non-executive Chairman of

Laureate's board. See "—Executive Compensation—Potential Payments Upon Termination or Change in Control—Becker Chairman Agreement" for additional information.

  Recommendation of our Board of Directors

        Our Board of Directors recommends voting "FOR" the election of each of the Director nominees as directors, each of whom shall hold office for a term of one year, expiring at the annual meeting in 2019, and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal.

        Each proxy or vote instruction form will be voted for the election of each of the Director nominees as directors, unless the proxy contains contrary instructions. Shares of Class A common stock and Class B common stock represented by proxies received by the Board of Directors and not so marked as to withhold authority to vote for any individual nominee or for all nominees will be voted (unless one or more nominees are unable to serve) for the election of the nominees named below. The Board of Directors knows of no reason why any such nominee should be unable or unwilling to serve, but if such should be the case, proxies will be voted for the election of some other person or the size of the Board of Directors will be fixed at a lower number.

        Each of the nominees currently serves as a member of our Board of Directors. Our directors are elected in accordance with the provisions of the Wengen Securityholders Agreement. See "Certain Relationships and Related Transactions, and Director Independence—Information Regarding the Laureate Board." Subject to the provisions of the Wengen Securityholders Agreement, our directors are elected by a plurality of the votes cast by the stockholders present or represented by proxy and entitled to vote at the annual meeting. Abstentions and broker non-votes are not considered votes cast and will have no effect on the outcome of this proposal.

  Nominees for Election to the Board of Directors

        The names of the nominees for election to the Board of Directors and certain information about such nominees, including their ages, are set forth below. For information concerning the number of shares of common stock beneficially owned by each nominee, see "—Security Ownership of Certain Beneficial Owners and Management".

Name	Age	Position
Douglas L. Becker	52	Director, Chairman of the Board
Brian F. Carroll	46	Director
Andrew B. Cohen	47	Director
William L. Cornog	53	Director
Pedro del Corro	60	Director
Michael J. Durham	65	Director
Kenneth W. Freeman	68	Director
George Muñoz	66	Director
Dr. Judith Rodin	73	Director
Eilif Serck-Hanssen	52	Director, Chief Executive Officer
Ian K. Snow	48	Director
Steven M. Taslitz	59	Director
Quentin Van Doosselaere	56	Director

        Douglas L. Becker has served as our Chairman since February 2000. Mr. Becker served as our Chief Executive Officer from February 2000 until December 31, 2017 and as President from June 2011 until September 2015. From April 1993 until February 2000, Mr. Becker served as Laureate's President and Co-Chief Executive Officer. Mr. Becker has been a Director of Laureate since December 1989.

Mr. Becker was a director of Constellation Energy Corporation from April 1999 through May 2009. He currently serves on the boards of several private companies. From 2004 to June 2015, Mr. Becker served as a director of Meritas LLC, a privately owned family of college preparatory schools. Mr. Becker also serves on the boards of two nonprofit companies: International Youth Foundation, a nonprofit Global NGO focusing on youth employment, education and civic engagement, for which Mr. Becker serves as Chairman and as a member of its audit committee and compensation committee; and Sylvan Laureate Foundation, focused on Baltimore, Maryland and the other communities in which our employees live to seek and support best practices in education and training, for which Mr. Becker serves as a member of its compensation committee.

        Brian F. Carroll is the Managing Partner of Carroll Capital LLC. He was, through 2016, a Member of KKR, a global alternative asset manager. He joined KKR in 1995 and was head of the Consumer and Retail teams in Europe. He was also a member of the European Investment Committee. In addition to serving as a director of Laureate, Mr. Carroll serves as a director of Flowgroup Plc, and in the past five years has served as a member of the board of directors of Pets at Home Group Plc, Cognita, Northgate Information Solutions, SMCP and Afriflora. Prior to joining KKR, Mr. Carroll was with Donaldson, Lufkin & Jenrette where he worked on a broad range of high yield financing, corporate finance and merchant banking transactions. He has a B.S. and B.A.S. from the University of Pennsylvania, and an M.B.A. from Stanford University Graduate School of Business. Mr. Carroll has been a Director and Chairman of the Compensation Committee of our Board of Directors since July 2007.

        Andrew B. Cohen is a Managing Director at Cohen Private Ventures, which invests long-term capital, primarily in direct private investments and other opportunistic transactions, on behalf of Steven A. Cohen. Prior to his position with Cohen Private Ventures, Mr. Cohen was a managing director, director and analyst at S.A.C. Capital Advisors, L.P., an investment management firm, and its predecessor from 2002 to 2005 and 2010 to 2014. From 2005 to 2010, Mr. Cohen was a managing director and partner of Dune Capital Management LP, an investment management firm. Mr. Cohen began his career at Morgan Stanley where he was an analyst in the real estate department and principal investing group (MSREF) and then an associate in the mergers and acquisitions group after business school. Mr. Cohen received his B.A. from the University of Pennsylvania and his M.B.A. from the Wharton School of the University of Pennsylvania. Mr. Cohen is a director of Kadmon Holdings, Inc. He also serves on the boards of several private companies. He also serves on the National Advisory Board of the Johns Hopkins Berman Institute of Bioethics, and the Painting and Sculpture Committee of The Whitney Museum of American Art. Mr. Cohen has been a Director since June 2013.

        William L. Cornog joined KKR Capstone, a consulting firm that provides services to KKR portfolio companies, in 2002 and currently serves as Global Head of KKR Capstone. Mr. Cornog serves as a member of KKR's Americas, EMEA and APAC Portfolio Management Committees. Prior to joining KKR Capstone, Mr. Cornog was with Williams Communications Group as the senior vice president and general manager of Network Services. Prior to Williams Communications Group, Mr. Cornog was a partner at The Boston Consulting Group. Mr. Cornog has also worked in direct marketing with Age Wave Communications and in marketing and sales positions with SmithKline Beckman. Mr. Cornog holds a B.A. from Stanford University and an M.B.A. from Harvard Business School. Mr. Cornog has been a Director since February 2017.

        Pedro del Corro is a Member of Torreal, S.A., one of the largest private investment firms in Spain. He joined Torreal in 1990 and is currently a Managing Director and Member of the Board. In addition to serving as a Director of Laureate, he is currently a member of the board of directors of Universidad Europea de Madrid, a member of the Laureate International Universities network located in Spain, Imagina, Saba Infraestructuras and Arbarin. Prior to joining Torreal, Mr. del Corro held various positions with Procter & Gamble in Spain, Belgium, the United Kingdom and Portugal. He has a law

degree from the Universidad de Deusto and a business administration degree from ICADE Business School—Universidad Pontificia Comillas. Mr. del Corro has been a Director since February 2017.

        Michael J. Durham has been a member of the Board of Directors and chairman of the Audit Committee of Travelport Worldwide Limited since 2014. From 2000 to 2012, Mr. Durham was President and Chief Executive Officer of Cognizant Associates, a consulting company he founded. Before founding Cognizant, Mr. Durham served as Director, President and Chief Executive Officer of Sabre, Inc., then a NYSE-listed company providing information technology services to the travel industry. Mr. Durham held those positions from October 1996, the date of Sabre, Inc.'s initial public offering, until October 1999. Prior to that, Mr. Durham worked at AMR Corp./American Airlines, serving as Senior Vice President and Treasurer of AMR Corporation and Senior Vice President of Finance and Chief Financial Officer of American Airlines until he assumed the position of President of Sabre. During the preceding years, Mr. Durham served on the boards of directors of numerous publicly traded and privately held companies, including Asbury Automotive Group Inc., Acxiom Corporation and The Hertz Corporation. Mr. Durham received his B.A. from the University of Rochester and M.B.A. from Cornell University. Mr. Durham has been a Director since April 2017.

        Kenneth W. Freeman serves as our lead independent director. Mr. Freeman joined Boston University as the Allen Questrom Professor and Dean of the Questrom School of Business in August 2010. Mr. Freeman served as a senior advisor of Kohlberg Kravis Roberts & Co. from August 2010 through December 2014. From October 2009 to August 2010, Mr. Freeman was a member of KKR Management LLC, the general partner of KKR & Co. L.P. Mr. Freeman was a member of the limited liability company that served as the general partner of Kohlberg Kravis Roberts & Co. L.P. from 2007. He joined the firm as Managing Director in May 2005. From May 2004 to December 2004, Mr. Freeman was Chairman of Quest Diagnostics Incorporated, and from January 1996 to May 2004, he served as Chairman and Chief Executive Officer of Quest Diagnostics Incorporated. From May 1995 to December 1996, Mr. Freeman was President and Chief Executive Officer of Corning Clinical Laboratories, the predecessor company to Quest Diagnostics. Prior to that, he served in various general management and financial roles with Corning Incorporated. Mr. Freeman currently serves as chairman of the board of trustees of Bucknell University and chairman of the Graduate Management Admissions Council. He served on the board of directors of HCA Holdings, Inc. from 2010 until 2014. Mr. Freeman received a BSBA, summa cum laude, Phi Beta Kappa, from Bucknell University in 1972, and an M.B.A. with Distinction from Harvard Business School in 1976. Mr. Freeman has been a Director since April 2017

        George Muñoz has been a principal in the Washington, D.C.-based investment banking firm Muñoz Investment Banking Group, LLC since 2001. Mr. Muñoz has also been a partner in the Chicago-based law firm Tobin & Muñoz, LLC since 2002. Mr. Muñoz served as President and Chief Executive Officer of the Overseas Private Investment Corporation from 1997 to January 2001. Mr. Muñoz was Chief Financial Officer and Assistant Secretary of the U.S. Treasury Department from 1993 until 1997. Mr. Muñoz is a certified public accountant and an attorney. Mr. Muñoz is a director of Marriott International, Inc. (and a member of its audit committee), Altria Group, Inc. and Anixter International, Inc., and a trustee of the National Geographic Society. Mr. Muñoz served three terms as president of the Chicago Board of Education in the mid-1980s. Mr. Muñoz has taught courses in globalization at Georgetown University in Washington D.C. and is co-author of the book "Renewing the American Dream: A Citizen's Guide for Restoring of Competitive Advantage." Mr. Muñoz has a B.B.A. in Accounting from the University of Texas, a J.D. and a Master of Public Policy from Harvard University, and a LL.M. in Taxation from DePaul University. Mr. Muñoz has been a Director since March 2013 and Chairman of the Audit Committee of the Board of Directors since August 2013.

        Dr. Judith Rodin served as President of The Rockefeller Foundation from March 2005 to January 2017. The foundation supports efforts to combat global social, economic, health and environmental challenges. From 1994 to 2004, Dr. Rodin served as President of the University of

Pennsylvania. Before that, Dr. Rodin chaired the Department of Psychology at Yale University, and also served as Dean of the Graduate School of Arts and Sciences and Provost, and served as a faculty member at the university for 22 years. Dr. Rodin is also a director of Citigroup Inc. and Comcast Corporation. She also currently serves on the boards of several private companies. Dr. Rodin served as a director of AMR Corporation from 1997 to 2013. Dr. Rodin holds a B.A. from the University of Pennsylvania and a Ph.D. from Columbia University. Dr. Rodin has been a Director since December 2013.

        Eilif Serck-Hanssen serves as our Chief Executive Officer, a position he has held since January 2018. From March 2017 to December 2017, Mr. Serck-Hanssen served as our President and Chief Administrative Officer as well as our Chief Financial Officer. From July 2008 through March 2017, Mr. Serck-Hanssen served as our Executive Vice President and Chief Financial Officer. From February 2008 until July 2008, Mr. Serck-Hanssen served as chief financial officer and president of international operations at XOJET, Inc. In January 2005, Mr. Serck-Hanssen was part of the team that founded Eos Airlines, Inc., a premium airline, and until February 2008, Mr. Serck-Hanssen served as its executive vice president and chief financial officer. Prior to starting Eos Airlines, Mr. Serck-Hanssen served in several financial executive positions at US Airways, Inc. (now American Airlines, Inc.) and Northwest Airlines, Inc. (now Delta Airlines, Inc.), including serving as a senior vice president and Treasurer of US Airways, Inc. Prior to joining the airline industry, Mr. Serck-Hanssen spent over five years with PepsiCo, Inc., in various international locations and three years with PricewaterhouseCoopers LLP (formerly Coopers & Lybrand Deloitte) in London. Mr. Serck-Hanssen earned a B.A. in management science from the University of Kent at Canterbury (United Kingdom), a B.S. in civil engineering from the Bergen University College (Norway), and an M.B.A. in finance at the University of Chicago Booth School of Business. He is an Associate Chartered Accountant (ACA) and a member of the Institute of Chartered Accountants in England and Wales. Mr. Serck-Hanssen has been a Director since January 2018.

        Ian K. Snow is chief executive officer and a co-founding Partner of Snow Phipps Group, LLC, a private equity firm. Prior to the formation of Snow Phipps in April 2005, Mr. Snow was a Managing Director at Ripplewood Holdings L.L.C., a private equity firm, where he worked from its inception in 1995 until March 2005. Mr. Snow received a B.A., with honors, in history from Georgetown University. He currently serves as a director of the following private companies in which Snow Phipps holds an equity interest: EnviroFinance Group, LLC, a company specializing in financing the acquisition, cleanup and redevelopment of contaminated properties; Velocity Commercial Capital, Inc., a small balance commercial real estate lender; ZeroChaos, LLC, a provider of contingent workforce management solutions; Velvet, Inc., a designer, manufacturer and wholesaler of upscale apparel brands; and Service Champ, Inc., a vehicle products distributor. In addition, from 1996 until 2007, Mr. Snow was a director (and, from 2006 until 2007, a member of the audit committee of the board of directors) of Asbury Automotive Group, Inc. Mr. Snow has been a Director since July 2007.

        Steven M. Taslitz has served since 1983 as a Senior Managing Director of Sterling Partners, a private equity firm he co-founded with Mr. Becker and others. Mr. Taslitz currently serves as a director of the following privately held companies in which Sterling Partners holds an equity interest: Conversant Intellectual Property, Inc., an intellectual property management company; Innovation Holdings, LLC, parent to I/O Data Centers, LLC and Baselayer, LLC, data center and data center operating systems companies; Prospect Mortgage, LLC, a retail mortgage origination company; Wengen Investments Limited; Sterling Fund Management, LLC; Secondary Opportunity Book, LLC; Sterling Venture Partners, LLC; Sterling Capital Partners, LLC; Sterling Capital Partners II, LLC; Sterling Capital Partners III, LLC; SC Partners III AIV One GP Corporation; Sterling Partners 2009, LLC; and Sterling Capital Partners IV, LLC. In addition, from April 2005 to October 2012, Mr. Taslitz was a director of Ameritox Ltd., a prescription monitoring solution provider and Ameritox Testing Management, Inc., a laboratory services company. Mr. Taslitz also serves on the compensation committees of the boards of directors of each of these companies other than Conversant Intellectual Property, Inc. and serves as a member of the audit committee of the board of directors of Ameritox, Ltd. Mr. Taslitz received his B.A., with honors, in accounting from the University of Illinois. Mr. Taslitz has been a Director since July 2007.

        Quentin Van Doosselaere is Co-Chief Executive Officer of Bregal Investments, Inc., a private equity investment business. Mr. Van Doosselaere joined Bregal in January 2009. Following his business school graduation in 1984, he moved to New York and began his career at Drexel Burnham Lambert. He then joined Bankers Trust Co. as a Managing Director and ran various global capital markets businesses. In the mid-1990s, he held executive positions in a number of non-profit organizations before going into academia. He was affiliated with Columbia University and Oxford University when he joined Bregal. Mr. Van Doosselaere serves as a member of the investment committees of Bregal Capital, Bregal Sagemount, Bregal Partners, Bregal Freshstream, Bregal Energy, Bregal Private Equity Partners, Ranch Capital Investment and Birchill Exploration. Mr. Van Doosselaere holds a degree from the Solvay Brussels School of Economics of the Université Libre de Bruxelles (Belgium) and a Ph.D. from Columbia University. Mr. Van Doosselaere has been a Director since January 2015.

        During the past ten years, none of Laureate or its current Directors has (i) been convicted in a criminal proceeding (excluding traffic violations and similar misdemeanors) or (ii) been a party to any judicial or administrative proceeding (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining such person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.

        Except as described below, during the past ten years (i) no petition has been filed under federal bankruptcy laws or any state insolvency laws by or against any of our current directors, (ii) no receiver, fiscal agent or similar officer was appointed by a court for the business or property of any of our current directors and (iii) none of our current Directors was an executive officer of any business entity or a general partner of any partnership at or within two years before the filing of a petition under the federal bankruptcy laws or any state insolvency laws by or against such entity.

        In January 2005, Mr. Serck-Hanssen joined the team that founded Eos Airlines, Inc. Eos Airlines was an all first-class shuttle between New York and London. Mr. Serck-Hanssen left Eos in February 2008, and Eos filed for protection under Chapter 11 of the U.S. Bankruptcy Code in late April 2008, after the collapse of Bear Stearns & Co., its largest single client, and the start of the U.S. economic downturn, which caused funding commitments from its financial sponsors to be withdrawn.

        With the exception of Mr. Serck-Hanssen, who is a Norwegian citizen and a permanent resident of the United States, Mr. Van Doosselaere, who holds Belgian citizenship, and Mr. del Corro, who holds Spanish citizenship, all of the Directors listed above are U.S. citizens.

  Controlled Company Exception

        Wengen controls a majority of the voting power of our outstanding common stock. As a result, we are a "controlled company" within the meaning of the Nasdaq corporate governance standards. Under the Nasdaq rules, a company of which more than 50% of the voting power is held by an individual, group or another company is a "controlled company" and may elect not to comply with certain Nasdaq corporate governance standards, including:

  •
  the requirement that a majority of the board of directors consist of independent directors;

  •
  the requirement that we have a nominating/corporate governance committee that is composed entirely of independent directors with a written charter addressing the committee's purpose and responsibilities;

  •
  the requirement that we have a compensation committee that is composed entirely of independent directors with a written charter addressing the committee's purpose and responsibilities; and

  •
  the requirement for an annual performance evaluation of the nominating/corporate governance and compensation committees.

        We utilize, and intend to continue to utilize, these exemptions. As a result, our Board of Directors does not and will not have a majority of independent directors, our Nominating/Corporate Governance Committee and Compensation Committee do not and will not consist entirely of independent directors and such committees do not and will not be subject to annual performance evaluations. Accordingly, for so long as we are a "controlled company" our stockholders will not have the same protections afforded to stockholders of companies that are subject to all of the Nasdaq corporate governance requirements.

  Board Meetings

        During 2017, there were 13 meetings of our Board of Directors and five actions by written consent. Each incumbent Director attended at least 75% of the meetings held by the Board of Directors during the period in which each such Director served as a member of our Board of Directors. All Directors are expected to attend meetings of the Board of Directors, meetings of the Committees upon which they serve and meetings of our stockholders absent cause.

  Board Committees

        Our Board of Directors has four standing committees: an Audit Committee, a Compensation Committee, a Nominating and Corporate Governance Committee and a Committee on Education.

        The Audit Committee meets with our independent auditors to: (i) review whether satisfactory accounting procedures are being followed by us and whether our internal accounting controls are adequate; (ii) monitor audit and non-audit services performed by the independent auditors; (iii) approve fees charged by the independent auditors; and (iv) perform all other oversight and review of Laureate's financial reporting process. The Audit Committee also reviews the performance of the independent auditors and annually selects the firm of independent auditors to audit Laureate's financial statements. The Audit Committee currently consists of Messrs. Muñoz, Durham and Freeman, and the Board of Directors has determined that Mr. Muñoz is an "audit committee financial expert" for purposes of Regulation S-K, Item 407(d)(5). Mr. Muñoz also serves as the Audit Committee's chairman. The Board of Directors has affirmatively determined that each of Messrs. Muñoz, Durham and Freeman meets the definition of "independent director" for purposes of the Nasdaq rules and the independence requirements of Rule 10A-3 of the Exchange Act. There were six meetings of the Audit Committee during 2017.

        The Compensation Committee establishes the compensation for the Chief Executive Officer and the other executive officers of Laureate and generally reviews benefits and compensation for all officers and employees. The Compensation Committee also administers our 2007 Plan and our 2013 Plan. The Compensation Committee currently consists of Messrs. Carroll, Cohen, Cornog, del Corro and Muñoz, with Mr. Carroll serving as the current Chairman. There were eight meetings of the Compensation Committee during 2017 and one action by written consent.

        The Nominating and Corporate Governance Committee develops and recommends to the Board of Directors criteria for selecting qualified director candidates, identifies individuals qualified to become members of the Board of Directors and recommends to the Board of Directors candidates for election to the Board of Directors, considers committee member qualifications, appointment and removal, recommends corporate governance principles, promotes and assesses the Company's stated public benefit and activities as a public benefit corporation, and provides oversight in the evaluation of the Board of Directors and each committee. The Nominating and Corporate Governance Committee currently consists of Messrs. Cornog, Durham, Snow and Van Doosselaere and Dr. Rodin. Mr. Cornog serves as the current Chairman of the Nominating and Corporate Governance Committee. There were two meetings of the Nominating and Corporate Governance Committee during 2017.

        Each of the above Committees has adopted a written charter, which has been approved by our Board of Directors. Copies of each charter are posted on our website.

        The Committee on Education reviews and advises our Board of Directors regarding academic matters and policies as well as new education products and technologies. The Committee on Education works closely with our Board Advisory Committee on Education, which also includes distinguished outside educational experts. The Committee on Education currently consists of Messrs. Freeman, Taslitz and Van Doosselaere and Dr. Rodin, with Dr. Rodin serving as the current Chairwoman. There were three meetings of the Committee on Education during 2017.

  Code of Conduct and Ethics

        The Company has adopted a code of conduct and ethics that applies its all of its employees, including the Chief Executive Officer, Chief Financial Officer and Chief Accounting Officer. The Code of Conduct and Ethics is posted on our website.

  Section 16(a) Beneficial Ownership Reporting Compliance

        Based on a review of reports filed with the SEC by our directors, executive officers and beneficial owners of more than 10% of our common stock regarding their ownership and transactions in our common stock and written representations from those directors and officers, we believe that each director, executive officer and beneficial owner of more than 10% of our common stock has filed timely reports under Section 16(a) of the Securities Exchange Act of 1934 during 2017, except that StepStone Funds, William L. Cornog, Pedro del Corro, and Michael Durham each filed a Form 3 late relating to their respective initial holdings of the Company's common stock in connection with the Company's initial public offering; Point72Asset Management, L.P., its general partner, Point72 Capital Advisors, Inc., and its sole shareholder, Steven A. Cohen, filed a Form 3 and amendment to Form 3 late relating to their initial holdings of the Company's common stock in connection with the Company's initial public offering and filed one Form 4 late covering a total of seven transactions; Kenneth Freeman filed his Form 3 late relating to his initial holdings of the Company's common stock in connection with his becoming a director of the Company and one Form 4 late covering one transaction; and Enderson Guimarães filed one Form 4 late covering 3 transactions.

EXECUTIVE COMPENSATION

  Compensation Discussion and Analysis

        This Compensation Discussion and Analysis provides an overview of our executive compensation philosophy, the overall objectives of our executive compensation program, and each material element of compensation for the fiscal year ended December 31, 2017 that we provided to each person who served as our principal executive officer or principal financial officer during 2017, our three most highly compensated executive officers employed at the end of 2017 other than our principal executive officer and principal financial officer, and one additional executive officer who would have been among the three most highly compensated executive officers but for the fact he was not employed at the end of 2017, all of whom we refer to collectively as our Named Executive Officers.

        Our Named Executive Officers for the fiscal year ended December 31, 2017, and their respective titles as of the end of the year were as follows:

  •
  Douglas L. Becker, Chairman and Chief Executive Officer;*

  •
  Eilif Serck-Hanssen, President, Chief Administrative Officer and Chief Financial Officer;

  •
  Ricardo M. Berckemeyer, Chief Operating Officer and Chief Executive Officer, Latin America;

  •
  Timothy Daniels, Chief Executive Officer, EMEAA;**

  •
  Robert W. Zentz, Senior Vice-President;*** and

  •
  Enderson Guimarães, President and Chief Operating Officer until March 23, 2017.†

*
Mr. Becker's employment ended, and he became non-executive Chairman of our Board of Directors on December 31, 2017

**
Mr. Daniels's employment terminated December 31, 2017.

***
Mr. Zentz served as Senior Vice President, General Counsel, and Secretary until September 12, 2017. Mr. Zentz's employment terminated December 31, 2017.

†
Mr. Guimarães served as President and Chief Operating Officer until March 23, 2017. Mr. Guimarães's employment terminated September 29, 2017.

  Executive Summary

        On February 6, 2017 we completed our initial public offering. Since the beginning of 2017 we have experienced a significant transition at our executive management level. With the goal of making our organization nimbler, improving decision making processes, and ensuring senior management is closer to our students, we undertook a complete global organization design review with the intention of eliminating layers and increasing the span of control of our managers. As a result of this review, some senior positions were eliminated. As previously disclosed in our Quarterly Report on Form 10-Q for the period ended September 30, 2017, effective August 1, 2017, we also changed our operating segments in order to realign our segments according to how our chief operating decision maker allocates resources and assesses performance. Seven individuals who had served as executive officers prior to their departure concluded their service as executive officers by the end of 2017. One person who served as an executive officer at the end of 2016 currently serves the Company in a non-executive officer capacity as of the date of this Proxy Statement and other persons who were employed by us at the end of 2016 became executive officers after the end of 2017. New executives joined the senior management team in 2017, with a new CFO joining us at the beginning of 2018.

        On September 13, 2017, we announced a transition plan whereby, effective January 1, 2018, our then President, Chief Administrative Officer, and Chief Financial Officer Eilif Serck-Hanssen, became our Chief Executive Officer, and our then Chief Operating Officer, Ricardo Berckemeyer, assumed the additional title of President. Also, effective as of January 1, 2018, our Founder, Chairman and Chief Executive Officer, Douglas Becker, transitioned into the role of non-executive Chairman of the Board of Directors. See "—Potential Payments Upon Change in Control—Becker Chairman Agreement" below for additional information regarding Mr. Becker's transition to non-executive Chairman of the Board of Directors.

        In addition to the Company's 2017 priorities of executing our business plan to achieve strategic and operational results such as growing Adjusted EBITDA, expanding margins, maximizing academic quality and successful student outcomes, and completing B Corp recertification, among the highest strategic priorities for the Company during 2017 were to:

  •
  Facilitate a smooth and successful executive management transition;

  •
  Deliver on our Accelerator Plan commitments, including implementing cost savings initiatives, EiP Wave 2, and executing targeted global asset divestitures designed to simplify and rationalize our portfolio of businesses; and

  •
  Strengthen our balance sheet by reducing our overall leverage and refinancing outstanding corporate debt.

  Promotion of Executive Officers

        On March 28, 2017, Mr. Serck-Hanssen was appointed President, Chief Administrative Officer and Chief Financial Officer, and Mr. Berckemeyer was appointed Chief Operating Officer and Chief Executive Officer, Latin America. In connection with his promotion, on May 23, 2017, the Compensation Committee approved an increase in the compensation payable to Mr. Serck-Hanssen. Effective May 23, 2017, Mr. Serck-Hanssen's annual base salary increased from $605,855 to $710,496, and Mr. Serck-Hanssen's annual target Annual Incentive Plan ("AIP") award opportunity under the Amended Plan (as defined below) increased to 120% of his base salary.

        On May 23, 2017, the Compensation Committee established new cash Long-Term Incentive Plan ("LTIP") opportunities for each of Messrs. Serck-Hanssen and Berckemeyer. Each of Messrs. Serck-Hanssen and Berckemeyer is eligible to receive up to $1.0 million upon satisfaction of 2017 performance criteria and up to an additional $2.0 million upon satisfaction of 2018 performance criteria. The LTIP awards are conditioned on the achievement of corporate Adjusted EBITDA performance goals and may be earned over separate one-year periods subject to continued employment. Any amounts payable under the LTIPs will be payable in 2019 upon certification by the Compensation Committee of achievement of the applicable performance goals. In March 2018, the Compensation Committee certified that the applicable 2017 performance goals had been achieved and the first portion of the cash LTIPs for each executive will be payable in 2019, subject to such executive's continued employment through the payment date.

        Upon Mr. Serck-Hanssen's appointment as Chief Executive Officer effective January 1, 2018, his annual base salary increased from $710,496 to $850,000 and his annual target AIP award opportunity under the Amended Plan (as defined below) increased from 120% to 130% of his base salary. In addition, on September 13, 2017, Mr. Serck-Hanssen received an award of non-qualified stock options to purchase: (A) 145,773 shares of the Company's Class A common stock with an exercise price of $18.36, which stock options will become vested and exercisable on the first anniversary of the grant date and will expire on the third anniversary of the grant date, and (B) 145,773 shares of the Company's Class A common stock with an exercise price of $21.00, which stock options will become vested and exercisable on the second anniversary of the grant date and will expire on the fourth anniversary of the grant date, in each case subject to continued employment through the vesting date. The Compensation Committee wanted to provide an incentive to Mr. Serck-Hanssen to work to increase our stock price for the benefit of all our investors. Accordingly, the exercise prices of these stock options are substantially in excess of the fair market value of our Class A common stock on the grant date, which was $14.82. Mr. Serck-Hanssen will only recognize value from these stock options if the price of our Class A common stock increases above $18.36 before September 2020, and above $21.00 before September 2021.

        Upon Mr. Berckemeyer's assumption of his new role as President of the Company effective January 1, 2018, his annual base salary increased from $710,496 to $800,000 and his AIP opportunity under the Amended Plan (as defined below) increased from 120% to 130% of his base salary. In addition, on September 13, 2017, Mr. Berckemeyer received an award of non-qualified stock options to purchase: (A) 200,000 shares of the Company's Class A common stock with an exercise price of $18.36, which will become vested and exercisable on the first anniversary of the grant date and will expire on the third anniversary of the grant date, and (B) 200,000 shares of the Company's Class A common stock with an exercise price of $21.00, which will become vested and exercisable on the second anniversary of the grant date and will expire on the fourth anniversary of the grant date, in each case subject to Mr. Berckemeyer's continued employment. The Compensation Committee wanted to provide an incentive to Mr. Berckemeyer to work to increase our stock price for the benefit of all our investors. Accordingly, the exercise prices of these stock options are substantially in excess of the fair market value of our Class A common stock on the grant date, which was $14.82. Mr. Berckemeyer will only recognize value from these stock options if the price of our Class A common stock increases above $18.36 before September 2020, and above $21.00 before September 2021.

        On November 6, 2017, the Company filed a Current Report on Form 8-K disclosing the appointment of Jean-Jacques Charhon as the Company's new Executive Vice President and Chief Financial Officer effective January 1, 2018. A copy of Mr. Charhon's offer letter was filed as an Exhibit to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and is incorporated herein by reference. Mr. Charhon will be a Named Executive Officer for 2018.

  Executive Profits Interests.

        In connection with our 2007 leveraged buyout and in connection with Mr. Becker's service as Chairman and Chief Executive Officer of Laureate, Wengen granted Mr. Becker a profits interest in Wengen ("Executive Profits Interests" or "EPI"), allowing Mr. Becker the potential to share in a portion of Wengen's profits. As of December 31, 2014, all the Executive Profits Interests were vested. Upon the consummation of our initial public offering, all of Mr. Becker's Executive Profits Interests were to be liquidated and exchanged for a number of shares of our Class B common stock then held by Wengen having an aggregate fair market value equal to that portion of Wengen's share in us to which Mr. Becker would have been entitled on account of the liquidated Executive Profits Interests (the "EPI Shares"). At the initial public offering price of $14.00 per share, Mr. Becker received zero EPI Shares. On the date of our initial public offering, the Company granted to Mr. Becker options (the "EPI Options") to purchase 2,773,098 shares (representing that number of shares of our Class B common stock necessary, when added to the shares to be transferred by Wengen pursuant to the previous sentence above (which was zero), for Mr. Becker to have the same ownership percentage of us that the Executive Profits Interests represented in the profits of Wengen) of the Company's Class B common stock. The exercise price of the EPI Options is equal to (i) $17.00 with respect to 50% of the shares of our Class B common stock subject to the EPI Options and (ii) $21.32 with respect to 50% of the shares of our Class B common stock subject to the EPI Options and the EPI Options fully vested upon consummation of our initial public offering and remain exercisable until December 31, 2019, unless earlier terminated in accordance with the terms of the EPI Option agreements or the 2013 Plan, as applicable. See "—2017 Grants of Plan Based Awards."

        For Mr. Becker, the amount shown in the Option Awards column of the Summary Compensation Table for 2017 includes $14,600,361, the grant date fair value, which is an estimated value computed in accordance with ASC 718, of 2,773,098 EPI Options issued to Mr. Becker on January 31, 2017. Although we issued these EPI Options in 2017 and SEC rules require us to report the grant date fair value in the Summary Compensation Table, they relate to the EPI held by Mr. Becker in Wengen since our 2007 leveraged buyout.

        In connection with the 2007 leveraged buyout, an entity affiliated with Mr. Becker and Steven M. Taslitz, a Director of Laureate, and two other founding partners of Sterling Partners (individually, a "Sterling Founder", and collectively, the "Sterling Founders"), of which Mr. Becker owns approximately 24%, received different profits interests in Wengen as compensation for services provided in connection with the leveraged buyout. Effective upon completion of our initial public offering, all of these profits interests were liquidated in exchange for the transfer to this affiliated entity by Wengen of zero shares of our Class B common stock held by Wengen.

        Pursuant to an agreement the Sterling Founders entered into on January 20, 1999 in connection with a partnership formed by them (the "Founders' Agreement"), the Sterling Founders share equally, on a net after-tax basis, in certain equity-based compensation they receive, in the aggregate, in connection with services rendered by any of them to certain entities, including Laureate. The Founders' Agreement provides, in certain circumstances, and subject to contractual restrictions, that securities received by a Sterling Founder as compensation for services rendered by him to certain entities shall be assigned or transferred to the Sterling Founders pro rata, or to a partnership they form, as soon as practicable after such assignment or transfer is permitted by contract and applicable law. The Founders' Agreement further provides that if such securities or other property are not transferable or assignable, the rights to receive the net proceeds of such property upon disposition shall be so transferred or assigned. Prior to any such transfer or assignment, each Sterling Founder controls the voting and disposition of any such securities received by such Sterling Founder.

        As a result, each Sterling Founder has an economic interest in any share-based compensation received by Mr. Becker in connection with his employment by the Company or any holdings he has in the Company, including any dividends on, or the proceeds from the sale of, the shares of Class B common stock issuable upon the exercise of the EPI Options by Mr. Becker.

  Compensation Committee Role

        The Compensation Committee is responsible for establishing, implementing, and evaluating our employee compensation and benefit programs. The Compensation Committee periodically reviews and makes recommendations to the Board of Directors with respect to the adoption of, or amendments to, all equity-based incentive compensation plans for employees, and cash-based incentive plans for executive officers, and evaluates whether the relationship between the incentives associated with these plans and the level of risk-taking by executive officers in response to such incentives is reasonably likely to have a material adverse effect on the Company. The Compensation Committee annually evaluates the performance of our Chief Executive Officer and our other executive officers, establishes the annual salaries and annual cash incentive awards for our Chief Executive Officer and our other executive officers, and approves all equity awards. The Compensation Committee's objective is to ensure that the total compensation paid to the Named Executive Officers as well as our other senior officers is fair, reasonable, and competitive. Generally, the types of compensation and benefits provided to our Named Executive Officers are like those provided to other senior members of our management team.

  Executive Compensation Philosophy

        The goal of our executive compensation program is to create long-term value for our investors while at the same time rewarding our executives for superior financial and operating performance and encouraging them to remain with us for long, productive careers. We believe the most effective way to achieve this objective is to design an executive compensation program balanced to reward the achievement of specific annual, long-term and strategic goals and aligning executives' interests with those of our investors by further rewarding performance above established goals. No variable compensation is guaranteed. We use this philosophy as the foundation for evaluating and improving the effectiveness of our executive pay program. The following are the core elements of our executive compensation philosophy:

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  Market Competitive:  Compensation levels and programs for executives, including the Named Executive Officers, should be competitive relative to the appropriate markets in which we operate. We are a unique network of organizations, and we believe that competitive pay programs must be locally driven. It is important for our local organizations to leverage an understanding of what constitutes competitive pay in their markets and build unique strategies to attract the high-caliber talent we require to manage and grow our fast-paced organization;

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  Performance-Based:  Most executive compensation should be performance-based pay that is "at risk," based on short-term and long-term goals, which reward both organizational and individual performance;

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  Investor Aligned:  Incentives should be structured to create a strong alignment between executives and investors on both a short-term and a long-term basis; and

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  Financially Efficient:  Pay programs and features should attempt to minimize the impact on our earnings and maximize our tax benefits, all other things being equal.

        By incorporating these elements, we believe our executive compensation program is responsive to our investors' objectives and effective in attracting, motivating, and retaining the level of talent necessary to grow and manage our business successfully.

  Process for Determining Compensation

        Our compensation process for each fiscal year begins in the preceding September when senior management meets to set the next year's budgets. Using the budgets developed during October and November, each year in December, the Board of Directors approves our revenue, earnings, and student enrollment goals for the following year. These goals serve as the target metrics in our AIP, a non-equity short-term incentive plan under the Amended Plan designed to create a link between executive compensation and company performance, and our cash LTIPs with certain Named Executive Officers, which are designed to reward superior performance over a longer period and thereby provide an incentive for these executives to remain with us. See "—Elements of Laureate's 2017 Compensation Program—Incentive Opportunity." In March, the Compensation Committee meets to review the Named Executive Officers' prior year's performance, set their base salary levels for the current fiscal year, approve the AIP for the current year, and approve or modify individual goals for the Named Executive Officers that were recommended by management for the discretionary portion of our AIP. In March, the Compensation Committee assesses performance and certifies the extent to which the prior year's performance goals have been achieved and authorizes the payment of any earned incentive compensation.

        Prior to the March Compensation Committee meeting, the CEO and the Chief Human Resources Officer ("CHRO") review the prior year's performance of each Named Executive Officer (other than the CEO, whose performance is reviewed only by the Compensation Committee). Since May 31, 2017 we have had an acting CHRO. The conclusions reached, and recommendations based on these reviews, including with respect to salary adjustments and AIP cash award amounts, are presented to the Compensation Committee at its March meeting. The Compensation Committee determines salary adjustments and AIP cash awards for our Named Executive Officers, considering the CEO's recommendations. The CEO and CHRO are not members of the Compensation Committee and do not participate in deliberations regarding their own compensation.

  Relationship of Compensation Practices to Risk Management

        We have reviewed and considered our compensation plans and practices for all our employees and do not believe that our compensation policies and practices create risks that are reasonably likely to have a material adverse effect on the Company. We utilize many design features that mitigate the possibility of encouraging excessive risk-taking behavior. Among these design features are:

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  reasonable goals and objectives that are well-defined and communicated;

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  a strong recoupment ("clawback") policy;

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  balance of short-and long-term variable compensation tied to a mix of financial and operational objectives;

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  market-aligned severance policy for executives that does not have automatic single-trigger equity vesting or enhanced severance payments upon a change in control;

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  prohibition on executive officers and directors engaging in any form of hedging transaction or holding Laureate securities in margin accounts, or pledging Laureate securities as collateral for loans;

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  an independent compensation consultant for the Compensation Committee; and

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  the Compensation Committee's ability to exercise downward discretion in determining payouts.

  Role of Independent Compensation Consultant

        During 2017, the former CHRO, the acting CHRO, and members of the human resources staff met several times with Frederic W. Cook & Co., Inc. ("FW Cook"), an independent executive compensation consulting firm retained by the Compensation Committee, for advice and perspective regarding market trends that could affect our decisions about our executive compensation program and practices. During this time, FW Cook assessed our compensation philosophy and the structure of our programs and reviewed our existing equity and variable pay compensation documents. FW Cook then advised management about alternatives it could consider before recommending executive compensation design and amounts to the Compensation Committee. Before engaging FW Cook, the Compensation Committee assessed the independence of FW Cook pursuant to SEC rules and concluded that the work performed by FW Cook does not raise any conflicts of interest.

  Compensation Peer Group

        In its capacity as the Compensation Committee's independent compensation consultant, FW Cook has provided insight to the Compensation Committee on certain regulatory requirements and concerns of our investors, assisting with the development of conceptual designs for future equity and cash incentive compensation programs and providing the Compensation Committee with relevant market data and alternatives to consider when making compensation decisions for the CEO and other Named Executive Officers. The Compensation Committee used its existing Compensation Peer Group, which had last been updated in 2014, as part of the 2017 compensation process to evaluate the competitiveness of the compensation targets for our executive team (the "2017 Peer Group"). The 2017 Peer Group included three distinct elements, each representing a key Laureate characteristic. These business characteristics include: (1) industry, (2) size and complexity and (3) growth and profitability.

The Compensation Committee had defined these characteristics and selected peer companies for each group as follows:

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  Industry: Companies in the S&P 1500 and the educational services industry with total revenue of at least $1 billion, comprising Apollo Education Group, Career Education, DeVry Education Group, Education Management Corporation, and ITT Educational Services.

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  Size/Complexity: Companies in the S&P 1500 with total revenue ranging from $2.5 billion to $5.5 billion, with at least 70% of total revenue derived from foreign sources, comprising Analog Devices, Inc., The Brinks Company, Cabot Corporation, FMC Technologies, Inc., First Solar, Inc., Harman International Industries, Incorporated, International Flavors & Fragrances Inc., Molson Coors Brewing Company, Nabors Industries Ltd., Nvidia Corporation, Sandisk Corp., Terex Corporation, and Universal Corporation.

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  High Growth/Profitability: Companies in the S&P 1500 with total revenue ranging from $1 billion to $10 billion, three-year total revenue CAGR of at least 15%, three-year average EBITDA margins of at least 20%, and at least 30% of total revenue generated from foreign sources, comprising Altera Corporation, BlackRock, Inc., Celgene Corporation, Cliffs Natural Resources Inc., Discovery Communications, Inc., Equinix, Inc., FLIR Systems, Inc., Gilead Sciences, Inc., Global Payments Inc., Intercontinental Exchange, Inc., Mylan N.V., Newmont Mining Corporation, The Priceline Group Inc., ResMed Inc., and Visa Inc.

        In September 2017, the Compensation Committee requested that FW Cook identify a framework of comparators that adequately reflects the unique nature of our operations in 2017 and beyond. Upon the recommendation of FW Cook, the Compensation Committee adopted a new Compensation Peer Group to be used for compensation decisions going forward (the "2018 Peer Group", and collectively with the 2017 Peer Group, the "Peer Groups"). The 2018 Peer Group was developed focusing on comparability in terms of size, complexity (including global presence), profitability, and business content. The 2018 Peer Group comprises 23 companies:

Acadia Healthcare Company, Inc.	Amkor Technology, Inc.	The Brink's Company	CommScope Holding Company, Inc.
Convergys Corporation	Cooper-Standard Holdings Inc.	Dover Corporation	The Interpublic Group of Companies, Inc.
JELD-WEN Holding, Inc.	Jones Lang LaSalle Incorporated	Leggett & Platt, Incorporated	NCR Corporation
News Corporation	ON Semiconductor Corporation	Pearson plc	Quanta Services, Inc.
Regal Beloit Corporation	Sanmina Corporation	Sealed Air Corporation	Sonoco Products Company
Stericycle, Inc.	TTM Technologies, Inc.	Vishay Intertechnology, Inc.

        The Compensation Committee uses data derived from our Peer Groups to inform its decisions about overall compensation, compensation elements, optimum pay mix and the relative competitive landscape of our executive compensation program. The Compensation Committee uses multiple reference points when establishing target compensation levels. Because comparative compensation information is just one of several analytic tools the Compensation Committee uses in setting executive compensation, it has discretion in determining the nature and extent of its use. Moreover, given the limitations associated with comparative pay information for setting individual executive compensation, the Compensation Committee may elect not to use the comparative compensation information at all while making individual compensation decisions.

  Considerations in Setting 2017 Compensation

        In approving 2017 compensation for the Named Executive Officers, the Compensation Committee took under advisement the recommendation of the CEO and acting CHRO relating to the total compensation package for the Named Executive Officers and, based on company-wide operating results and the extent to which individual performance objectives were met, the Compensation Committee determined 2017 compensation for each of the Named Executive Officers. In determining whether to approve or modify management-recommended compensation for the Named Executive Officers in 2017, the Compensation Committee reviewed non-financial factors as part of the overall evaluation of performance. Such non-financial factors included judging the extent to which each Named Executive Officer identified business opportunities, maximized network synergies for Laureate, shared best practices and maximized the mix of our geographic revenues, programs, modalities and levels of study. The Compensation Committee believes non-financial measures are often "leading indicators" of financial performance and are especially important to a geographically dispersed company like Laureate. The Compensation Committee believes that the total 2017 compensation opportunity for our Named Executive Officers was competitive while at the same time being responsible to our investors because a significant percentage of total compensation in 2017 was allocated to variable compensation, paid only upon achievement of both individual and Company performance objectives. In 2017, the Compensation Committee also took into account the Company's succession plan and management changes in determining executive compensation, with a particular emphasis on the transition of Mr. Becker's role and the promotions and significantly increased responsibilities of Messrs. Serck-Hanssen and Berckemeyer.

        The following is a summary of key considerations that affected the development of 2017 compensation targets and 2017 compensation decisions for our Named Executive Officers (and which the Compensation Committee believes will continue to affect its compensation decisions in future years):

  Market Targets.    We target base salary for our Named Executive Officers generally near the 50th percentile of the Compensation Peer Group. AIP and LTIP awards are set as a percentage of base salary based on competitive data from the Compensation Peer Group. Although historically a specific pay mix for our Named Executive Officers has not been set, it has been and will continue to be our policy to allocate a significantly larger portion of the Named Executive Officers' compensation in the form of variable or "at risk" compensation than is allocated to junior members of management. By targeting our Named Executive Officers' base salaries near the 50th percentile and using competitive data to determine the percentages of the AIP and equity incentive targets, most of our Named Executive Officers' pay is at risk, consistent with strategies followed by other comparable companies and the Compensation Committee's pay-for-performance philosophy. Market targets are frequently reviewed to ensure competitiveness with other companies' executives with similar responsibilities to our Named Executive Officers.

  Emphasis on Performance.    Laureate's compensation program provides increased pay opportunity correlated with superior performance over the long term. When evaluating base salary, individual performance is the primary driver that determines each Named Executive Officer's annual increase, if any. In our AIP, both organizational and individual performance are key drivers in determining each Named Executive Officer's non-equity incentive award.

  The Importance of Organizational Results.    Laureate's AIP uses the achievement of specific organizational metrics in determining approximately 80% of the Named Executive Officers' target annual cash incentive awards. This is because the Compensation Committee believes it is important to hold the Named Executive Officers accountable for both the results of their organization and overall company results. Our 2017 AIP was designed to emphasize and reward the Named Executive Officers for corporate performance. The Compensation Committee believes that individual contributions by the Named Executive Officers significantly affect both regional and overall corporate results. The payment of LTIP awards and the vesting of performance options and performance share units granted under our 2013 Plan and our Amended Plan are dependent on the Company achieving overall corporate financial goals.

  Stockholder Approved 2017 Stock Option Repricing and Amendment and Restatement of 2013 Plan

        On June 19, 2017, our Board of Directors approved, and Wengen, the holder of a majority of the voting power of the issued and outstanding shares of Class A common stock, par value $0.004 per share ("Class A common stock"), of the Company, and Class B common stock, par value $0.004 per share ("Class B common stock"), of the Company, voting together as a single class, by written consent (i) approved a one-time stock option repricing (the "Option Repricing") as described in more detail below and (ii) approved and adopted the Laureate Education, Inc. Amended and Restated 2013 Long-Term Incentive Plan (the "Amended Plan"), an amendment and restatement of our 2013 Long-Term Incentive Plan (the "2013 Plan").

        Since 2013, the Company has maintained the 2013 Plan for the benefit of certain directors, officers, and employees of the Company and its subsidiaries, as well as for others performing consulting or advisory services for the Company. The purpose of the plan has been to provide incentives that will attract, retain and motivate high performing officers, directors, employees and consultants by providing them with appropriate incentives to maximize shareholder value and contribute to the long-term success of the Company. We have granted stock options under the 2013 Plan (and now under the Amended Plan) consistent with the view that stock-based incentive compensation opportunities play a key role in our being able to recruit, motivate and retain qualified individuals. While our compensation packages generally include a number of different components, we believe equity compensation is key to linking pay to performance as it encourages employees to work toward our success and aligns their interests with those of our investors by providing them with a means by which they can benefit from increasing the value of the Company's stock.

        Under the Option Repricing, the exercise price of each Relevant Option (as defined below) was amended to reduce such exercise price to the average closing price of a share of the Company's Class A common stock as reported on the Nasdaq Global Select Market over the twenty (20) calendar days preceding the date on which the Option Repricing became effective. "Relevant Options" were all outstanding stock options as of June 19, 2017 (vested or unvested) to acquire shares of Class B common stock granted under the 2013 Plan during calendar years 2013 through 2016. The Option Repricing became effective on July 20, 2017, which was the 20th calendar day after we mailed a Notice and Information Statement to stockholders. All Relevant Options were eligible for the repricing and, accordingly, the exercise price of each such stock option was automatically amended, without any action required by the holder thereof, to be $17.44. Stockholder approval was required for the Option Repricing under the listing rules of the Nasdaq Stock Market (the "Nasdaq Listing Rules") and the terms of the 2013 Plan. Such approval was received by the Company from Wengen by written consent dated June 19, 2017.

        Since the closing of our initial public offering on February 6, 2017, our Class A common stock has traded on the Nasdaq Global Select Market under the symbol "LAUR". Prior to that date, there was no public trading market for our Class A common stock. There is currently no established public trading market for our Class B common stock. Each share of Class B common stock is convertible at any time at the option of the holder into one share of Class A common stock. In addition, each share of Class B common stock will convert automatically into one share of Class A common stock upon any transfer, whether or not for value, except for certain transfers described in our amended and restated certificate of incorporation, including transfers for tax and estate planning purposes, including to trusts, corporations and partnerships controlled by a holder of Class B common stock. From the time the Relevant Options were granted, when our share price was determined by the Compensation Committee based on several factors, including an independent third-party valuation, our share price declined and, as of June 19, 2017, 100% of the Relevant Options had exercise prices above the recent closing prices of our Class A common stock. As of June 19, 2017, the closing price of our Class A common stock was $18.51 per share, whereas an aggregate of 5,273,388 Relevant Options with a weighted average exercise price of $23.21 were outstanding under the 2013 Plan and held by 212 individuals. Although we continue to believe stock options are an important component of our compensation program, underwater stock options may be perceived by their holders as having a reduced incentive and retention effect due to the difference between the exercise prices and the current price of our Class A common stock.

        The Board believes that the Option Repricing, as designed, was in the best interest of stockholders and the Company, as the repriced stock options were designed to reverse the condition of lost incentive and value, restore the retentive benefit of the affected stock options, and reduce or eliminate the need to grant replacement equity incentives, which would have depleted the available share reserve under the plan, or to grant replacement cash incentives, which could put an undue strain on our cash resources.

        Participation in the Option Repricing was not voluntary or discretionary; all Relevant Options were eligible for the repricing and, accordingly, the exercise price of each such Relevant Option was automatically amended as described above, without any action required by the holder thereof. No additional stock options were granted by the Company in connection with the Option Repricing.

        Also, on June 19, 2017, the board approved and adopted the Amended Plan, which was approved by Wengen, our majority stockholder (the "Majority Holder"), by written consent dated June 19, 2017. Stockholder approval of the Amended Plan was required under the Nasdaq Listing Rules and the terms of the Amended Plan. The 2013 Plan was revised and updated to include the following material changes which were specifically approved by the Majority Holder in the form of the Amended Plan: (i) an increase in the number of shares of Class A common stock that may be issued pursuant to awards under the Amended Plan from 12,170,918 to 14,713,960; (ii) the addition of performance metrics, the ability to grant cash awards, and annual limits on grants, intended to qualify awards as performance-based awards that would not have been subject to certain limits on tax deductibility of compensation payable to certain executives under the tax laws then in effect; and (iii) an extension of the term of the 2013 Plan so that it will expire on June 18, 2027, the day before the tenth anniversary of the date the Board adopted the Amended Plan.

        We operate in a challenging marketplace in which our success depends to a great extent on our ability to attract and retain employees, directors and other service providers of the highest caliber. One of the tools the Board regards as essential in addressing these human resource challenges is a competitive equity incentive program. The Company's employee stock incentive program provides a range of incentive tools and sufficient flexibility to permit the Compensation Committee to implement it in ways that will make the most effective use of the shares the Company's stockholders authorize for incentive purposes. The Board determined that increasing the shares reserved for issuance under the 2013 Plan was necessary for the Company to continue to offer a competitive equity incentive program. The Board and the Majority Holder approved the Amended Plan which includes an increase in the number of shares of Class A common stock that may be issued pursuant to awards under the Amended Plan from 12,170,918 to 14,713,960.

        The Amended Plan and our 2007 Stock Incentive Plan for Key Employees of Laureate Education, Inc. and its Subsidiaries (the "2007 Plan") are the only equity plans under which the Company has stock options outstanding. For more information regarding the Option Repricing and the Amended Plan, see the Definitive Schedule 14C we filed with the SEC on June 30, 2017.

  Elements of Laureate's 2017 Compensation Program

        There are three key components of our executive compensation program for our Named Executive Officers: base salary, AIP awards, and long-term equity incentive awards. Four of our Named Executive Officers, Messrs. Serck-Hanssen, Berckemeyer, Daniels, and Guimarães also have participated in LTIPs. The components of incentive compensation (the AIP awards, equity awards and LTIPs) are significantly "at-risk," as the degree to which the AIP awards and LTIPs are paid and the performance vesting and the intrinsic value of the equity awards all depend on the extent to which certain of our operating and financial goals are achieved. In addition to these key compensation elements, the Named Executive Officers are provided certain other compensation. See "—Other Compensation." When reviewing compensation levels, each component of compensation is reviewed independently, and the total pay package is reviewed in the aggregate. However, the Compensation Committee believes that an important component of aligning the interests of investors and executives is to place a strong emphasis on "at risk" compensation linked to overall Company performance.

        Base Salary.    We pay our Named Executive Officers base salaries to compensate them for services rendered each year. Base salary is a regular, fixed-cash payment, the amount of which is based on position, experience, and performance after considering the following primary factors—internal review of the executive's compensation, relative to both U.S. national market targets and other executives' salaries, and the Compensation Committee's assessment of the executive's individual prior performance. Salary levels are typically considered annually as part of our performance review process but can be adjusted in connection with a promotion or other change in job responsibility. Merit-based increases to salaries of the Named Executive Officers are determined each March by the Compensation Committee after the Compensation Committee assesses performance by each executive during the preceding fiscal year.

        The 2017 salaries for the Named Executive Officers were:

Executive	2017 Salary
Douglas L. Becker	$1,038,608
Eilif Serck-Hanssen	$710,496	(1)
Ricardo M. Berckemeyer	$710,496	(2)
Timothy Daniels	$600,000
Robert W. Zentz	$506,545
Enderson Guimarães	$906,017

(1)
Salary was increased to this amount on May 23, 2017, with effect as of March 28, 2017.

(2)
Salary was increased to this amount effective March 1, 2017.

        Incentive Opportunity.    In addition to receiving base salaries, the Named Executive Officers participate in the AIP each year. Messrs. Serck-Hanssen, Berckemeyer, Daniels and Guimarães also participated in LTIPs in 2017. However, as a result of the termination of his employment, Mr. Guimarães did not receive any 2017 payment under his LTIP. The Compensation Committee has identified several factors that it believes are critical to the success of our business and these factors, in various combinations, are incorporated into the Amended Plan, the AIP and the LTIPs:

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  Adjusted Financing EBITDA:  Adjusted EBITDA is a non-GAAP performance measure which we define as income (loss) from continuing operations before income taxes and equity in net income of affiliates, adding back the following items: (loss) gain on sales of subsidiaries, net; foreign currency exchange gain (loss), net; other (expense) income, net; gain (loss) on derivatives; loss on debt extinguishment; interest expense; interest income; depreciation and amortization expense; loss on impairment of assets; share-based compensation expense; and

    expenses related to our EiP initiative. For 2017, the Compensation Committee used an Adjusted Financing EBITDA target for purposes of the AIP, which is like Adjusted EBITDA but excludes non-cash compensation expenses, including expenses relating to long-term incentive plans, acquisition costs, support charges, and royalty/network fees and also excludes the impact of foreign currency exchange rates and certain extraordinary or non-recurring items, which the Compensation Committee believes are not indicative of ongoing results ("Adjusted Financing EBITDA"). The Compensation Committee believes that Adjusted Financing EBITDA is an important measure in evaluating management's success in positioning the Company for sustainable profitability, which is a primary goal of the Company.

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  Revenues:  Revenues are the fees generated from our provision of educational services and products before any costs or expenses are deducted. Year-to-year growth in revenues indicates a strong base for future growth.

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  Operating EBITDA Margin:  EBITDA Margin is EBITDA as a percentage of total revenues. In 2017, we calculated the EBITDA Margin using Operating EBITDA. Operating EBITDA is Adjusted Financing EBITDA excluding the value-added tax from royalty/network fees. Operating EBITDA Margin is a means by which the Compensation Committee can monitor the extent to which the Company's growth in revenues results in increased profitability. The target for 2017 was based on 2016 results plus 50 basis points.

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  New Enrollment:  New enrollment is defined as students who enroll in an academic program for the first time or students who return to their academic program after an absence of at least two years. New enrollment indicates that there is continued interest in the Laureate International Universities network and can be a leading indicator of future revenue levels. Total enrollment is tied to total revenues and can be a leading indicator of continued good student outcomes.

        Certain adjustments in measuring performance.    In measuring financial performance for purposes of our incentive compensation programs, the Compensation Committee focuses on the fundamentals of the underlying business performance and adjusts for items that are not indicative of ongoing results. For example, revenue and Adjusted Financing EBITDA measures are expressed in constant currencies (i.e., excluding the effects of foreign currency translation) because we believe that period-to-period changes in foreign exchange rates can cause our reported results to appear more or less favorable than business fundamentals indicate. The Compensation Committee's approach to other types of adjustments is subject to pre-established guidelines, including materiality, and to provide clarity and consistency on how it views the business when evaluating performance. Charges/credits that may be excluded from Adjusted Financing EBITDA include: strategic items (such as restructurings, acquisitions and divestitures); regulatory items (changes in law, or tax or accounting rules); and external items (extraordinary, non-recurring events such as natural disasters).

        Annual Cash Incentive Opportunity.    Our AIP is an annual cash incentive program designed to create a link between executive compensation and performance of the participants and the Company during the current year. The AIP provides metrics for the calculation of annual incentive-based cash compensation after assessing the executive's performance against pre-determined quantitative and qualitative measures within the context of our overall performance. In the event of attainment of minimum performance goals under the AIP, the Compensation Committee may exercise negative discretion to adjust awards downwards from a potential maximum amount. Eighty percent of each Named Executive Officer's 2017 AIP award is determined based on corporate performance; twenty percent is based on individual performance. In evaluating individual performance, the Compensation Committee reviews the annual objectives set for each of the Named Executive Officers at the start of the year (by the Compensation Committee for the CEO and by the CEO for all other Named Executive Officers) and uses its judgment to determine whether the objectives were achieved. Individual results for the year are rated by the Compensation Committee on a scale from 0% to 200%

based on the recommendation of the CEO, except with respect to his own performance, which is determined exclusively by the Compensation Committee. Considerations affecting evaluation of individual performance may include extraordinary economic or business conditions, the state of the business, deviations from forecasted business targets that are unrelated to the executive's performance and other external factors that, in the CEO's judgment (or the Compensation Committee's judgment in the case of the CEO's individual performance), may have affected our financial and operating results. The Compensation Committee also considers constructive strategic issues that have long-term consequences such as positive student outcomes like job placement and on-time graduation, achieving the highest academic and operational standards and regulatory compliance. The Named Executive Officers are also rewarded for important strategic contributions like building succession plan pipelines and high-performance cultures. In reviewing the compensation of the Named Executive Officers, the Compensation Committee considers the executive's performance, the importance of his position to us and the executive's future leadership potential. For all Named Executive Officers, other than the CEO, the CEO gives guidance to the Compensation Committee as to whether he believes each of the Named Executive Officers has achieved the individual performance goals set at the beginning of the year. After his review, the CEO presents AIP award and salary adjustment recommendations for the Named Executive Officers to the Compensation Committee for approval. The Compensation Committee determines the compensation of the Named Executive Officers, considering the CEO's assessment of each executive's performance. The Compensation Committee determines whether the CEO has achieved the individual performance goals the Compensation Committee set for the CEO, taking into account the CEO's assessment of his own performance.

        AIP award levels for the Named Executive Officers are dependent on the extent to which specified levels of business metrics and certain individual goals have been achieved. The goals specified in the AIP for each of the above-discussed metrics derive from management's annual business plan (the "annual plan") and management's plan for the next five fiscal years (the "long-range plan"), both of which are reviewed by the Board of Directors each December. The CEO and CHRO work with the Compensation Committee to set target metrics for the AIP based on our Board-approved annual plan and the financial goals contained therein, which the Directors believe should be attainable but only with considerable effort.

        In March 2017, the Compensation Committee adopted the 2017 AIP. Weighting under the 2017 AIP consisted of: Adjusted Financing EBITDA, 40%; Revenues, 15%; Operating EBITDA Margin, 10%; New Enrollments, 15%; and Individual Performance, 20%. If at least 95% of the corporate and/or regional Adjusted Financing EBITDA target is not achieved for the year, the maximum AIP payment for Named Executive Officers is capped at 100% of target. If at least 80% of the corporate Adjusted Financing EBITDA is not achieved for the year, the AIP plan pool for the Company's executive officers, which includes the Named Executive Officers, is not funded. If at least 90% of the corporate and/or regional Adjusted Financing EBITDA target is not achieved for the year, the Compensation Committee may elect not to pay any awards to any participant under the 2017 AIP.

        In 2017, AIP target award opportunities ranged from 75% to 130% of the base salary of each Named Executive Officer, depending on the executive's level of responsibility and the effect the Compensation Committee perceived the Named Executive Officer to have on Company operations. The Compensation Committee took into consideration Compensation Peer Group competitiveness and compensation equity across various Company executive positions when setting the range of target 2017 AIP award opportunities for our Named Executive Officers. The Compensation Committee also gave each Named Executive Officer the opportunity to earn a 2017 AIP award above the target opportunity up to a maximum of 200% of his AIP target opportunity, if the Company achieved certain levels of performance and the Compensation Committee determined that the individual had achieved certain goals, as well.

        AIP awards granted to our Named Executive Officers for 2017 performance reflect the Compensation Committee's assessment of each Named Executive Officer's individual performance and our overall performance, when measured against the Compensation Committee-established goals for 2017 of Adjusted Financing EBITDA, Revenues, Operating EBITDA Margin, new enrollments, and individual objectives. The 2017 AIP was designed so that a multiplier will be applied to the respective weight of each metric, which proportionally reduces or increases the Named Executive Officer's award depending on the extent to which the goal for each metric is missed or exceeded, as applicable and as set forth in the table below for each Named Executive Officer. Except as described below, for performance percentages between the levels set forth in the table, the resulting payout percentage would be adjusted on a linear basis. Because the Compensation Committee's intent in designing the 2017 AIP was for the Named Executive Officers to stress improved corporate and regional profitability, the 2017 AIP provided that: (i) had we achieved 85% or less of the 2017 corporate and/or regional Adjusted Financing EBITDA goal, as applicable, none of the Named Executive Officers would have received any 2017 AIP Award, and (ii) had the Company achieved less than 95% of the 2017 corporate and/or regional Adjusted Financing EBITDA goal, as applicable, none of the Named Executive Officers would have received more than his target award opportunity, regardless of whether the goal for any of the other metrics had been exceeded. Additionally, the 2017 AIP provided that if the Company achieved 85% or less of the established goal for new enrollments, 90% or less of the established goal for revenues or if Operating EBITDA Margin was less than or equal to the applicable 2016 result, then the portion of the Named Executive Officer's AIP award dependent on that metric would be entirely deducted from his total 2017 AIP award opportunity.

Percent Payout	Performance Against Plan	Adjusted Financing EBITDA	Revenues	Operating EBITDA Margin	New Enrollments
Weight		40%	15%	10%	15%
200%	Percent of Target	110%	110%	2016 result + 100 bps	115%
100%	Value for 100% payout	Target	Target	2016 result + 50 bps	Target
0%	Percent of Target	90%	90%	2016 Result	85%

        The tables below contain the goal for each metric used in the 2017 AIP and the 2017 results used by the Compensation Committee to determine the AIP awards earned in respect of 2017 performance by each of the Named Executive Officers, other than Messrs. Daniels and Guimarães. 2017 AIP awards for all Named Executive Officers for whom performance was measured were based on corporate results, which goals and results are shown in the table below. Of the four financial metrics used to determine 2017 AIP awards, Adjusted Financing EBITDA was weighted the heaviest because of the Compensation Committee's focus on corporate and regional profitability. While each of Operating EBITDA Margin, Revenues, and new enrollment are critical to our ability to grow over the long term, the Compensation Committee believes Adjusted Financing EBITDA is the most important measure of sustainable corporate profitability. In assessing performance under the AIP, the Compensation Committee has discretion to adjust certain financial metrics as set forth above in "—Certain adjustments in measuring performance". In assessing 2017 performance under the AIP, the Compensation Committee took into account the impact of certain items including expenses relating to the 2017 corporate debt refinancing, impacts of the 2017 earthquake in Mexico, and costs and expenses relating to certain real estate dispositions that the Compensation Committee determined were not indicative of the ongoing operational results of our business. These adjustments included disregarding the impact of certain non-recurring items that had the effect of increasing reported results, such as the sale by one of our subsidiaries of certain real property in Ecuador.

        As a result of the termination of their employment neither Mr. Daniels nor Mr. Guimarães received a payment under the 2017 AIP. However, under the terms and conditions of their respective Separation Agreements, a portion of each of their respective separation payments included an amount equal to their target award under the 2017 AIP. As a result, for Mr. Daniels an amount equal to his target 2017 AIP award of $600,000 was included in his separation payment and for Mr. Guimarães an amount equal to his target 2017 AIP award of $1,177,821 was included in his separation payment. For Messrs. Daniels and Guimarães we report these amounts in the All Other Compensation Column of the Summary Compensation Table.

Corporate 2017 AIP

Performance Metric	Target	Weighted Target as % of Award	Weighted Target as % of Corporate Component	2017 Results	2017 Results as a % of Corporate Goal
Adjusted Financing EBITDA(1)	$775.9	40%	50%	$788.2	57.9%
Revenue(1)	$4,165.0	15%	18.8%	$4,123.4	16.9%
Operating EBITDA Margin	19.3%	10%	12.5%	19.9%	25.0%
New Enrollments	532,723	15%	18.8%	519,075	15.6%
Individual Performance		20%

		100%	100%		115.4%

(1)
In millions

        The table below provides information relating to the 2017 AIP target for each of the Named Executive Officers, both in dollar amounts and as a percentage of year-end base salary. For Mr. Berckemeyer only, the Compensation Committee determined it was appropriate to apply his 2018 salary and 130% target, each of which became effective as of January 1, 2018, in determining his 2017 AIP payment. The Compensation Committee made this determination to reflect his extraordinary contributions to a smooth management transition during 2017 and due to the fact he had assumed many additional responsibilities during 2017 beyond what were part of his original 2017 objectives. In making this assessment, the Compensation Committee applied a 100% individual multiplier to Mr. Berckemeyer's 2017 performance. Had the Compensation Committee applied his 2017 salary and target award, it also would have applied a higher individual multiplier. The table below reflects these adjustments for Mr. Berckemeyer.

Executive	Bonus Salary Amount ($)	AIP Target Award as % of 2017 Year-End Salary	Target 2017 AIP Award ($)	Approved Individual Multiplier	Actual Award $	Actual Award as a % of Target Award
Douglas L. Becker	1,038,608	120%	1,246,330	100%	1,399,479	112.3%
Eilif Serck-Hanssen	710,496	120%	852,595	150%	1,042,621	122.3%
Ricardo M. Berckemeyer	800,000	130%	1,040,000	100%	1,167,795	112.3%
Timothy Daniels	600,000	100%	600,000	—	—	—
Robert W. Zentz	506,544	75%	379,908	100%	426,591	112.3%
Enderson Guimarães	906,017	130%	1,177,821	—	—	—

        Long-Term Cash Incentive Opportunity.    Messrs. Serck-Hanssen, Berckemeyer and Daniels each participated in a LTIP in 2017. The LTIPs are multi-year cash incentive plans designed to motivate and reward participants for the achievement of performance goals over a multi-year period by offering them the opportunity to receive cash payments based on the achievement of such goals. The multi-year performance period is designed to provide an additional incentive for the Named Executive Officers to remain with Laureate through the performance period and beyond. The LTIP awards are conditioned on the achievement of Company financial performance goals and are earned over separate one-year periods subject to continued employment through the payment date. Messrs. Serck-Hanssen and Berckemeyer received payments in early 2017 attributable to 2016 performance under their previous LTIPs, which amounts are reported in the Non-Equity Incentive Plan column of the Summary Compensation Table for 2016. No amounts have yet been paid to Messrs. Serck-Hanssen or Berckemeyer under their LTIPs approved in May 2017. The amounts paid to Mr. Daniels with respect to 2017 appear in the Non-Equity Incentive Plan column of the Summary Compensation Table and were paid to him pursuant to the Daniels Separation Agreement.

        On May 23, 2017, the Compensation Committee established new cash LTIP opportunities for Messrs. Serck-Hanssen and Berckemeyer. Each of Mr. Serck-Hanssen and Mr. Berckemeyer is eligible to receive up to $1.0 million upon satisfaction of 2017 performance criteria and up to an additional $2.0 million upon satisfaction of 2018 performance criteria. The LTIP awards are conditioned on the achievement of corporate Adjusted EBITDA performance goals and may be earned over separate one-year periods subject to continued employment through the payment date. Any amounts payable under the LTIPs will be payable in early 2019 upon certification by the Compensation Committee of achievement of the applicable performance goals. In March 2018, the Compensation Committee certified that the applicable 2017 performance goals had been achieved and the first portion of the cash LTIP for each executive is banked and will be payable, subject to continued employment through the payment date, in 2019.

        Pursuant to the Daniels Separation Agreement we paid Mr. Daniels $267,910 for 2016 performance under Mr. Daniels's LTIP, which had been earned and accrued but not yet paid as of December 31, 2017 and $300,000 for 2017 performance under Mr. Daniels's LTIP. See "—Potential Payments Upon Termination or Change in Control—Daniels Separation Agreement" for more information.

        Long-Term Equity Incentive Opportunity.    The use of long-term equity incentives creates a link between executive compensation and Laureate's long-term performance, thereby creating alignment between executive and investor interests.

        Equity awards for our Named Executive Officers under the Amended Plan were determined based on market competitiveness, criticality of position and individual performance (both historical and expected future performance). There is no set weight given to these factors. Performance awards for our Named Executive Officers under the 2013 Plan prior to 2016 can vest subject to an annual corporate Equity Value Target, while performance awards granted during 2016 and 2017 are subject to an Adjusted EBITDA target. Equity Value is generally defined as Adjusted EBITDA, minus noncontrolling interests equity value, multiplied by 10, minus net debt, all calculated on a foreign currency neutral basis. The Compensation Committee uses its discretion in determining appropriate equity award levels for the Named Executive Officers.

        During 2016 the Compensation Committee began to evolve our equity grant practices commencing with the annual equity awards made in 2016 to employees other than the Named Executive Officers. During 2017 the Compensation Committee continued to refine our long-term incentive award program to make it more consistent with market practice, appropriately aligning pay with performance, and maximizing share usage under our Amended Plan.

        The principal long-term equity incentive design features adopted in 2016 and 2017 included:

  •
  Moving from a plan designed to deliver market-competitive long-term incentives in a front-loaded fashion to senior executives and on an annual basis to other employees, to a plan designed to deliver market-competitive long-term incentives on an annual basis to all eligible employees;

  •
  Moving from awards vesting over five years to awards vesting over three years, generally as follows:

  •
  Stock options: 33.3% of the total number of options in each annual grant vesting each year;

  •
  RSUs: 33.3% of the total number of units in each annual grant vesting each year; and

  •
  PSUs: 33.3% of the total number of units in each annual grant vesting each year based on corporate performance against an Adjusted EBITDA performance goal set annually by the Compensation Committee (although some awards made to employees other than Named Executive Officers during 2016 include cliff vesting at the end of a three-year performance period);

  •
  Reduce or eliminate use of performance stock options; and

  •
  Change from Equity Value Target performance goal to Adjusted EBITDA performance goal.

        Stock Options:    Historically, stock options have been, and we expect they will continue to be, a core element of long-term incentive opportunity for our Named Executive Officers. The Compensation Committee believes that the best way to align compensation of our Named Executive Officers with long-term growth and profitability is to design long-term incentive compensation that is, to a great degree, dependent on Company performance. 2017 grants of time-based stock options granted to our Named Executive Officers (other than those granted to Mr. Becker in connection with his EPI, those granted to Messrs. Serck-Hanssen and Berckemeyer in September, and those granted to Mr. Zentz under the Zentz Separation Agreement) vest in equal annual installments over a three-year period, subject to continued employment on each applicable vesting date. See "—Outstanding Equity Awards" for information about the vesting terms of our outstanding stock options.

        See "—Arrangements with Certain Named Executive Officers—Chairman and Chief Executive Officer Compensation" for more information concerning the EPI Options the Company granted to Mr. Becker.

        Performance Share Units:    The PSUs granted in 2017 vest in equal annual installments over a three-year period subject to satisfaction of an Adjusted EBITDA target. PSUs granted prior to 2017 were eligible to vest subject to satisfaction of an annual Equity Value Target. See "—Outstanding Equity Awards" for information about the vesting terms of our outstanding PSUs.

        In March 2018, the Compensation Committee determined, based on the Company's audited consolidated financial statements for 2017, that the applicable 2017 performance goals had been achieved, and the PSUs subject to those performance goals had vested and were settled in shares of common stock in March 2018. PSUs are affected by all changes in the fair market value of our common stock and, therefore, the value to the Named Executive Officers is affected by both increases and decreases in the fair market value. Except as provided in an individual agreement, all unvested PSUs are forfeitable upon termination of employment prior to vesting. PSUs do not provide voting or dividend rights until the units are vested and settled in shares of common stock.

        Restricted Stock Units:    Restricted stock units granted in 2017 vest in three equal annual installments, subject to continued employment. See "—2017 Grants of Plan-Based Awards" for more information on these grants. See "—Outstanding Equity Awards" for information about the vesting terms of our outstanding RSUs.

        Except as provided in an individual agreement, all unvested RSUs are forfeitable upon termination of employment prior to vesting. RSUs do not provide voting or dividend rights until the units are vested and settled in shares of common stock.

  Other Compensation

        Deferred Compensation.    The Post-2004 DCP is intended to promote executive retention by providing a long-term savings opportunity on a tax-efficient basis to approximately 82 eligible Company employees for the 2017 plan year, including certain of the Named Executive Officers. The Post-2004 DCP allows participants to defer up to 85% of their base salaries and 100% of any AIP awards, with investment results based on investment decisions and market results and payout following termination of employment or another selected payout schedule. Payouts of Post-2004 DCP balances are made in a lump sum or in installments, at the election of the participants. Each year, we have the ability, but not the obligation, to make matching employer contributions to each participant's Post-2004 DCP account if the participant made salary reduction contributions to the 401(k) Retirement Savings Plan, received less than the full match under the 401(k) Retirement Savings Plan on the salary reduction contribution because of the limit in Section 401(a)(17) of the Code on compensation and made at least a $5,000 minimum contribution to his or her 401(k) Retirement Savings Plan account. To date, we have not made any matching contributions to any participant Post-2004 DCP account, nor have we chosen to make any other discretionary employer contributions permitted to be made to participants pursuant to the Post-2004 DCP. See "—2017 Nonqualified Deferred Compensation" below for information relating to the 2017 Post-2004 DCP accounts of certain of our Named Executive Officers. All amounts deferred under the Post-2004 DCP are unfunded and unsecured obligations of Laureate, receive no preferential creditors' standing and are subject to the same risks as any of our other general obligations.

        Benefits.    We provide various employee benefit programs to our Named Executive Officers, including medical, dental, life/accidental death and dismemberment, and disability insurance benefits, and our 401(k) Retirement Savings Plan. These benefit programs are generally available to all of our U.S.-based employees. Named Executive Officers were also provided with individual supplemental executive long-term disability coverage in 2017 and may participate in the Pinnacle Care Health Consulting Service, a medical concierge service that provides advice and other assistance with health care decisions and gives them access to medical services around the world. In connection with their separation from employment, we agreed to provide Mr. Guimarães and Mr. Daniels with relocation benefits. These benefits are provided to the Named Executive Officers to eliminate potential distractions from performing their regular job duties. We believe the cost of these programs is counterbalanced by an increase in productivity by the executives receiving access to them.

  Clawback Policy

        In October 2013, the Compensation Committee adopted an Executive Incentive Compensation Recoupment Policy, also known as a "clawback." Under these clawback provisions, executives that violate confidentiality, non-competition, and non-solicitation agreements forfeit any outstanding awards under the 2013 Plan or the Amended Plan and return any gains realized from awards prior to the violation. These provisions serve to protect our intellectual property and human capital and help ensure that executives act in the best interests of Laureate and its investors. We plan to revise the Executive Incentive Compensation Recoupment Policy to be consistent with the final rules implementing the requirements of the Dodd-Frank Act.

  Tax and Accounting Implications

        As part of its role, the Compensation Committee considers the tax and accounting impacts reflected in our financial statements when establishing our compensation plans. The forms of compensation it selects are intended to be cost-efficient. Under GAAP, the cash AIP awards, LTIP awards, and performance-based equity awards result in "accrual" accounting, which means that the estimated payout of the award, along with any changes in that estimate, are recognized over the performance period. Our ultimate expense will equal the value earned by and paid to the executives. Therefore, the ultimate expense is not determinable until the end of the performance period.

        Additionally, the Compensation Committee considers whether the forms of compensation it selects are tax deductible compensation consistent with our philosophies of aligning pay with performance and the interests of our Named Executive Officers with those of our investors.

  Summary Compensation Table

        The following table summarizes the total compensation earned in 2015, 2016 and 2017 by Messrs. Becker, Serck-Hanssen, Berckemeyer, and Guimarães, and in 2017 by each of the other Named Executive Officers. Messrs. Daniels and Zentz were not Named Executive Officers in 2015 or 2016.

        We have omitted from this table the columns for Change in Pension Value and Nonqualified Deferred Compensation Earnings because no Named Executive Officer received such types of compensation during 2017, 2016 or 2015.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)		Bonus ($)	Stock Awards		Option Awards		Non-Equity Incentive Plan Compensation ($)(14)	All Other Compensation ($)(15)		Total ($)
Douglas L. Becker	2017	1,115,104					20,375,498	(9)(10)	1,399,479	45,372	(16)	22,935,453
Founder, Chairman & CEO(1)	2016	1,014,916					4,071,544		1,291,784	43,815	(16)	6,422,059
	2015	994,220							1,420,461	45,477	(16)	2,460,158
Eilif Serck-Hanssen	2017	686,716			1,677,188	(8)	2,424,458	(9)(11)	1,042,621	11,709	(17)	5,842,692
President, Chief Administrative	2016	592,034			706,640		672,613		1,134,734	11,559	(17)	3,117,580
Officer and Chief Financial	2015	579,962			524,989				1,161,174	12,272	(17)	2,278,397
Officer(2)
Ricardo M. Berckemeyer	2017	708,174			1,677,188	(8)	2,984,664	(9)(12)	1,167,795	43,604	(18)	6,581,425
Chief Operating Officer and CEO,	2016	694,288			706,640		676,500		2,055,211	40,903	(18)	4,173,542
LatAm(3)	2015	680,130							2,117,978	50,012	(18)	2,848,120
Timothy Daniels	2017	623,077	(7)				288,461	(9)	—	2,648,950	(19)	3,560,488
Chief Executive Officer, EMEAA(4)
Robert W. Zentz	2017	543,853	(7)		340,375	(8)	1,946,624	(9)(13)	426,591	1,028,627	(20)	4,286,071
Senior Vice President, Secretary & General Counsel(5)
Enderson Guimarães	2017	731,807	(7)				1,326,711	(9)	—	2,287,980	(21)	4,346,498
President & Chief Operating	2016	905,014					746,890		2,245,192	12,093		3,909,189
Officer(6)	2015	300,000		1,800,000	5,054,170		11,284,109		963,718	98,427		19,500,424

(1)
Mr. Becker served as Chief Executive Officer through December 31, 2017. On January 1, 2018 he became the non-executive Chairman of the Board of Directors.

(2)
Effective January 1, 2018, Mr. Serck-Hanssen became Chief Executive Officer.

(3)
Effective January 1, 2018, Mr. Berckemeyer became President and Chief Operating Officer.

(4)
Effective December 31, 2017, Mr. Daniels's employment terminated.

(5)
Effective December 31, 2017, Mr. Zentz's employment terminated.

(6)
Mr. Guimarães served as President and Chief Operating Officer until March 23, 2017. Effective September 29, 2017, Mr. Guimarães's employment terminated.

(7)
Amounts include paid unused vacation time.

(8)
The amounts reported represent the grant date fair value, which is an estimated value computed in accordance with ASC 718, of RSUs and PSUs granted to the NEOs on June 14, 2017. RSUs can vest in three equal annual installments, subject to continued employment. PSUs can vest in three equal annual installments, upon achievement of corporate performance goals, and subject to continued employment. Please refer to Note 14, Share-based Compensation, in our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2017 for a discussion of the assumptions related to the calculation of such value.

(9)
Amounts shown for 2017 include the incremental fair value on June 19, 2017, the modification date, which is an estimated value computed in accordance with ASC 718, with respect to the reduction to $17.44 of the exercise price per share of certain stock options granted under our 2013 Plan. See "—Stockholder Approved 2017 Stock Option Repricing" and "—2017 Grants of Plan-Based Awards" for more information. For Mr. Becker the total incremental fair value reported for 2017 pursuant to SEC rules is $1,419,131. Notwithstanding, following the termination of Mr. Becker's employment, certain unvested stock options were forfeited and $215,815 of the total expense associated with this modification was reversed. For Mr. Serck-Hanssen the total incremental fair value reported is $382,164. For Mr. Berckemeyer the total incremental fair value reported is $384,373. For Mr. Daniels, the total incremental fair value reported is $288,461. For Mr. Zentz the total incremental fair value reported for 2017 pursuant to SEC rules is $234,359. Notwithstanding, following the termination of Mr. Zentz's employment, certain unvested stock options were forfeited and $19,292 of the total expense associated with this modification was reversed. For Mr. Guimarães the total incremental fair value reported for 2017 pursuant to SEC rules is $1,326,711. Notwithstanding, following the termination of Mr. Guimarães's employment, certain unvested stock options were forfeited and $796,028 of the total expense associated with this modification was reversed. Please refer to Note 14, Share-based Compensation, in our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2017 for a discussion of the assumptions related to the calculation of such value.

(10)
For Mr. Becker, the amount shown in the Option Awards column for 2017 includes $14,600,361, the grant date fair value, which is an estimated value computed in accordance with ASC 718, of 2,773,098 EPI Options issued to Mr. Becker in connection with our IPO. Although these EPI Options were issued in 2017 and SEC rules require us to report the grant date fair value in the Summary Compensation Table, they relate to a profits interest held by Mr. Becker since 2007 in Wengen, our majority stockholder, which was converted into these EPI Options in connection with our initial public offering in 2017. For more information regarding these EPI Options, see above under "—Executive Profits Interests." The amount shown for 2017 also includes $4,356,006, which represents the incremental fair value on the modification date of December 31, 2017, with respect to the extension of post-termination exercise periods for his vested options other than his EPI options from 90 days to five years in connection with his deemed Retirement.

(11)
For Mr. Serck-Hanssen, the amount shown in the Option Awards column for 2017 includes the grant date fair value, which is an estimated value computed in accordance with ASC 718, of $542,290 for stock options granted to him on June 14, 2017 and $1,500,004 for stock options granted to him on September 13, 2017.

(12)
For Mr. Berckemeyer, the amount shown in the Option Awards column for 2017 includes the grant date fair value, which is an estimated value computed in accordance with ASC 718, of $542,291 for stock options granted to him on June 14, 2017 and $2,058,000 for stock options granted to him on September 13, 2017.

(13)
For Mr. Zentz, the amount shown in the Option Awards column for 2017 includes the grant date fair value, which is an estimated value computed in accordance with ASC 718, of $110,054 for stock options granted to him on June 14, 2017 and $832,000 for stock options granted to him on August 24, 2017. The amount shown for 2017 also includes $770,211, which represents the incremental fair value on the modification date of August 28, 2017 with respect to the extension of post-termination exercise periods for his vested options from 90 days to five years in connection with his deemed Retirement on that date.

(14)
For 2015-2017 for Mr. Becker and 2017 for Mr. Zentz the amounts shown in this column represent awards under our AIP only. For Mr. Serck-Hanssen the 2017 amount represents awards under our AIP only, the 2016 amount represents $634,734 under the AIP and $500,000 under his LTIP, and the 2015 amount represents $661,174 under the AIP and $500,000 under his LTIP. For Mr. Berckemeyer the 2017 amount represents awards under our AIP only, the 2016 amount represents $1,055,211 under the AIP and $1,000,000 under his LTIP, and the 2015 the amount represents $1,117,978 under the AIP and $1,000,000 under his LTIP. For Mr. Guimarães the 2016 amount represents $1,245,192 under the AIP and $1,000,000 under his LTIP and the 2015 amount represents $463,718 under the AIP and $500,000 under his LTIP.

(15)
"All Other Compensation" for each Named Executive Officer includes $8,100 for 2017 and $7,950 for each of 2016 and 2015 contributed by us pursuant to our 401(k) matching program. For Mr. Guimarães only, the 2015 and 2017 401(k) match was $0.

(16)
For 2017, includes $24,987 for executive supplemental disability plan premiums paid by us, $10,750 for medical concierge services, and $1,411 for transportation. For 2016, includes $24,987 for executive supplemental disability plan premiums paid by us, $10,750 for medical concierge services, as well as other personal expense reimbursement. For 2015, includes $24,987 for executive supplemental disability plan premiums paid by us and $10,000 for medical concierge services, as well as transportation and personal expense reimbursement.

(17)
For 2016 and 2017, includes $3,609 for executive supplemental disability plan premiums paid by us. For 2015, includes $3,609 for executive supplemental disability plan premiums paid by us and $713 in distributions on unvested restricted shares.

(18)
For 2017, includes $4,639 for executive supplemental disability plan premiums paid by us, $1,600 for a service award, and $29,265 for family transportation. For 2016, includes $4,639 for executive supplemental disability plan premiums paid by us and $28,314 for family transportation. For 2015 includes $4,639 for executive supplemental disability plan premiums paid by us, personal expense reimbursement and $35,306 for family transportation.

(19)
For 2017, the amounts reported in the All Other Compensation column for Mr. Daniels include: (a) $240,001 housing allowance; (b) $552,956 hypothetical taxes and tax equalization payment associated with Mr. Daniels's expatriate assignment; and (c) the following payments under the Daniels Separation Agreement: (i) $600,000 severance; (ii) $600,000, representing an amount equal to Mr. Daniels's target 2017 AIP payment; (iii) $267,910 earned for 2016 under Mr. Daniels's LTIP, but paid following the termination of his employment; and (iv) $300,000, representing an amount equal to Mr. Daniels's target 2017 LTIP payment. See "—Potential Payments Upon Termination or Change in Control—Daniels Separation Agreement" below for more information regarding the Daniels Separation Agreement.

(20)
For 2017, includes $1,013,090 severance payment. See "—Potential Payments Upon Termination or Change in Control—Zentz Separation Agreement" below for more information regarding the Zentz Separation Agreement.

(21)
For 2017, includes $2,083,837 severance payment and $200,000 relocation support. See "—Potential Payments Upon Termination or Change in Control— Guimarães Separation Agreement" below for more information regarding the Guimarães Separation Agreement.

        Eilif Serck-Hanssen Offer Letter.    At the time Mr. Serck-Hanssen was hired as our Executive Vice President and Chief Financial Officer in July 2008, our other executive officers were parties to retention agreements entered into in connection with the leveraged buyout, which have since expired, that provided, among other things, for a lump sum severance benefit in the event we terminated the executive's employment without cause. Because Mr. Serck-Hanssen was being hired as an executive officer at a time when these retention agreements were still in effect, the Compensation Committee thought it appropriate to authorize Mr. Serck-Hanssen's written offer of employment to include a provision entitling Mr. Serck-Hanssen to the same lump sum severance benefit in the event we terminate his employment without cause. See "—Potential Payouts Upon Termination or Change in Control—Involuntary Termination Without Cause" for a discussion of the severance benefits available to Mr. Serck-Hanssen.

  Grants of Plan-Based Awards in 2017

        The table below sets forth information regarding grants of plan-based awards to our Named Executive Officers in 2017. The grants include award opportunities for our Named Executive Officers under our AIP for performance during 2017, equity awards made in June to Messrs. Serck-Hanssen, Berckemeyer, and Zentz, the incremental fair value on the modification date of June 19, 2017 of repricing certain stock options granted under the 2013 Plan, and the accounting charge we recognized in connection with the extension of post-termination exercise periods for vested stock options held by Messrs. Becker and Zentz from 90 days to the earlier of: (a) the expiration date of the stock option; or (b) December 31, 2022, in connection with deemed Retirement. See "—Compensation Discussion and Analysis—Elements of Laureate's Compensation Program—Incentive Opportunity" and "—Shareholder Approved 2017 Stock Option Repricing/Retention Equity Grant" above for further discussion of these grants. For Mr. Becker, this table also includes the EPI Options that were granted to him on January 31, 2017 in connection with our initial public offering in connection with the liquidation of his Executive Profits Interests in Wengen. See "—Executive Profits Interests" above.

GRANTS OF PLAN-BASED AWARDS

												Grant Date Fair Value of Stock and Option Awards ($)
										All Other Option Awards: Number of Securities Underlying Options (#)
			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)		Exercise or Base Price of Option Awards ($/share)
Name	Grant Date	Award Type	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Douglas L. Becker	3/7/17	AIP(1)	1	1,246,330	2,492,659
	10/2/13	Options(2)								802,212	17.44	1,203,317
	10/2/13	Options(3)								802,212	17.44	4,356,006
	10/25/16	Options(2)								162,267	17.44	215,815
	1/31/17	EPI Options								1,386,549	17.00	7,889,464
	1/31/17	EPI Options								1,386,549	21.32	6,710,897
Eilif Serck-Hanssen	3/7/17	AIP(1)	1	852,595	1,705,190
	5/24/17	Cash LTIP(7)	1,000,000	2,000,000	3,000,000
	10/2/13	Options(2)								254,776	17.44	382,164
	6/14/17	Options(4)								57,937	17.89	542,290
	6/14/17	RSUs(5)							31,250			559,063
	6/14/17	PSUs(6)					62,500					1,118,125
	9/13/17	Options(8)								145,773	18.36	776,970
	9/13/17	Options(9)								145,773	21.00	723,034
Ricardo M. Berckemeyer	3/7/17	AIP(1)	1	852,595	1,705,190
	5/24/17	Cash LTIP(7)	1,000,000	2,000,000	3,000,000
	10/2/13	Options(2)								256,249	17.44	384,374
	6/14/17	Options(4)								57,937	17.89	542,290
	6/14/17	RSUs(5)							31,250			559,063
	6/14/17	PSUs(6)					62,500					1,118,125
	9/13/17	Options(8)								200,000	18.36	1,066,000
	9/13/17	Options(9)								200,000	21.00	992,000
Timothy Daniels	3/7/17	AIP(1)	1	600,000	1,200,000
	7/11/17	Bonus(10)	1	250,000	250,000
	10/2/13	Options(2)								192,307	17.44	288,461
Robert W. Zentz	3/7/17	AIP(1)	1	379,909	759,817
	10/2/13	Options(2)								113,919	17.44	170,879
	10/2/13	Options(3)								113,919	17.44	587,822
	7/10/14	Options(2)								18,586	17.44	26,950
	7/10/14	Options(3)								14,868	17.44	76,719
	3/4/15	Options(2)								18,688	17.44	25,789
	3/4/15	Options(3)								11,211	17.44	57,849
	5/2/16	Options(2)								8,016	17.44	10,741
	5/2/16	Options(3)								5,342	17.44	27,565
	6/14/17	Options(4)								11,758	17.89	110,055
	6/14/17	Options(3)								3,918	17.89	20,256
	6/14/17	RSUs(5)							6,342			113,458
	6/14/17	PSUs(6)					12,684	12,684				226,917
	8/24/17	Options(11)								200,000	18.36	832,000
Enderson Guimarães	3/7/17	AIP(1)	1	1,177,821	2,355,643
	9/17/15	Options(2)								982,749	17.44	1,326,711

(1)
This row discloses estimated possible future payouts under our 2017 AIP. The Compensation Committee approved the 2017 AIP target award opportunities for the Named Executive Officers at its March 7, 2017 meeting. The target awards were equal to a percentage of each Named Executive Officer's base salary on December 31, 2017. The percentage of base salary for each Named Executive Officer's 2017 AIP target award was: Mr. Becker 120%, Mr. Serck-Hanssen 85%; Mr. Berckemeyer 120%; Mr. Daniels 100%; Mr. Zentz 75%; and Mr. Guimarães 130%. The maximum 2017 AIP opportunity for each Named Executive Officer was equal to 200% of his 2017 AIP target award. See "—Annual Cash Incentive Opportunity" above for more information regarding the AIP.

(2)
On June 19, 2017, our Board of Directors and Wengen approved the Option Repricing. Pursuant to the Option Repricing, the exercise price of all stock options outstanding as of June 19, 2017 and granted under the 2013 Plan during calendar years 2013 through 2016 was reduced to $17.44 per share. The amounts in the column Grant Date Fair Value of Stock and Option Awards represent the incremental fair value, which is an estimated value computed in accordance with ASC 718, on the modification date with respect to the repricing of these options. This incremental fair value is also reported in the Options Awards column of the Summary Compensation Table.

(3)
Pursuant to the terms of each of their respective agreements with us, the termination of employment of Mr. Becker and Mr. Zentz was deemed to have been "by reason of Retirement" under the applicable provisions of their outstanding stock option agreements with us, other than Mr. Becker's EPI options, notwithstanding the fact that at least 12 months' advance written notice of such retirement was not provided. The amounts in the column Grant Date Fair Value of Stock and Option Awards represent the incremental fair value on the modification date, which is an estimated value computed in accordance with ASC 718, with respect to the extension of post-termination exercise periods for vested options. This incremental fair value is also reported in the Options Awards column of the Summary Compensation Table.

(4)
Granted under the Amended Plan. These time-based vesting stock options have a 10-year term and vest in equal annual installments beginning on December 31, 2017, subject to continued employment (with limited exceptions for termination of employment due to death, permanent disability and qualifying termination following a change of control). The exercise price is $17.89 per share.

(5)
Granted under the Amended Plan. These RSUs vest in three equal annual installments beginning on December 31, 2017, subject to continued employment (with limited exceptions for termination of employment due to death, permanent disability and qualifying termination following a change of control).

(6)
Granted under the Amended Plan. One third of these PSUs will be eligible to vest based upon achievement of the applicable Adjusted EBITDA targets for each of 2017, 2018, and 2019, subject in each case to continued employment through the applicable vesting date (with limited exceptions for termination of employment due to death, permanent disability and qualifying termination following a change of control).

(7)
Each of Mr. Serck-Hanssen and Mr. Berckemeyer is eligible to receive up to $1.0 million upon satisfaction of 2017 performance criteria and up to an additional $2.0 million upon satisfaction of 2018 performance criteria. The LTIP awards are conditioned on the achievement of corporate Adjusted EBITDA performance goals and may be earned over separate one-year periods subject to continued employment. Any amounts payable under the LTIPs will be payable in early 2019 upon certification by the Compensation Committee of achievement of the applicable performance goals.

(8)
Granted under the Amended Plan. These stock options have a three-year term and vest on September 13, 2018, subject to continued employment (with limited exceptions for termination of employment due to death, permanent disability and qualifying termination following a change of control). The exercise price is $18.36 per share. The fair market value of our Class A common stock on the grant date was $14.82.

(9)
Granted under the Amended Plan. These stock options have a four-year term and vest on September 13, 2019, subject to continued employment (with limited exceptions for termination of employment due to death, permanent disability and qualifying termination following a change of control). The exercise price is $21.00 per share. The fair market value of our Class A common stock on the grant date was $14.82.

(10)
Pursuant to the terms and conditions of the Daniels Separation Agreement, Mr. Daniels is eligible to receive a transaction bonus of up to $250,000 in June 2018 based on the proceeds of our asset divestitures and his contribution to their sale.

(11)
Granted under the Amended Plan. These stock options expire on March 31, 2020. These stock options were fully vested and exercisable on the grant date. The fair market value of our Class A common stock on the grant date was $14.20.

  Outstanding Equity Awards at 2017 Year End

        The following table provides information concerning unexercised options, PSUs, RSUs and restricted shares that have not vested as of the end of the most recently completed fiscal year for each Named Executive Officer. Each outstanding award is represented by a separate row, which indicates the number of securities underlying the award, including awards that have been transferred other than for value (if any).

        For option awards, the table discloses the number of shares underlying both exercisable and unexercisable options, as well as the exercise price and the expiration date. For stock unit awards, the table provides the total number of units that have not vested and the aggregate market value of shares of stock issuable upon vesting of these units that have not vested.

        We computed the market value of stock unit awards by multiplying the fair market value of our Class A common stock at the end of the most recently completed fiscal year ($13.56) by the number of shares of stock or units.

        Stock options granted under the 2013 Plan and the Amended Plan generally have a ten-year term and must have an exercise price of no less than fair market value on the date of grant, which is the closing price of our Class A common stock on Nasdaq on the date of grant. The value of our stock options to each grantee is entirely dependent on stock price appreciation beyond the date of grant and the ability to sell the shares acquired upon exercise of options. On June 19, 2017, the Board of Directors and the Majority Holder approved the Option Repricing. See "—2017 Stock Option Repricing & Amendment & Restatement of 2013 Plan."

        The following table sets forth information regarding outstanding equity awards held by our Named Executive Officers as of the end of 2017, including equity awards granted under our 2007 Plan, our 2013 Plan, and our Amended Plan to the Named Executive Officers.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

		Option Awards					Stock Awards
Name	Original Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(1)	Number of Securities Underlying Unexercised Options (#) Unexercisable(2)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)(3)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(4)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(5)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Douglas L. Becker(6)	10/2/13	756,368		45,843	$17.44	12/31/22			36,253	491,591
	1/31/17	1,386,549			$17.00	12/31/19
	1/31/17	1,386,549			$21.32	12/31/19
Eilif Serck-Hanssen	8/5/08	281,250			$21.28	8/5/18
	10/2/13	240,215		14,561	$17.44	10/2/23			11,514	$156,143
	5/14/15						20,380	$276,353
	10/25/16						21,607	$292,991	8,643	$117,199
	6/14/17	19,310	38,627		$17.89	6/14/27	20,835	$282,523	62,500	$847,500
	9/13/17		145,773		$18.36	9/13/20
	9/13/17		145,773		$21.00	9/13/21
Ricardo Berckemeyer	10/2/13	241,604		14,645	$17.44	10/2/23			11,580	$157,038
	10/25/16						21,607	$292,991	8,642	$117,186
	6/14/17	19,310	38,627		$17.89	6/14/27	20,835	$282,523	62,500	$847,500
	9/13/17		200,000		$18.36	9/13/20
	9/13/17		200,000		$21.00	9/13/21
Timothy Daniels	10/2/13	181,318		10,989	$17.44	3/31/18			8,692	$117,864
Robert W. Zentz	10/2/13	107,407		6,512	$17.44	12/31/22			5,149	69,820
	7/10/14	13,629		1,239	$17.44	12/31/22			651	8,828
	3/4/15	9,965		1,246	$17.44	12/31/22			652	8,841
	5/2/16	5,342			$17.44	12/31/22
	6/14/17	3,918			$17.89	12/31/22			4,227	$57,318
	8/24/17	200,000			$18.36	3/31/20
Enderson Guimarães(7)

(1)
The numbers in this column represent vested time and vested performance options.

(2)
The numbers in this column represent unvested time options. The vesting dates of unvested time options are as follows: Messrs. Becker, Daniels, Zentz, and Guimarães—none; Mr. Serck-Hanssen—145,773 on September 13, 2018, 19,310 on December 31, 2018, 145,773 on September 13, 2019, and 19,310 on December 31, 2019; Mr. Berckemeyer—200,000 on September 13, 2018, 19,310 on December 31, 2018, 200,000 on September 13, 2019, and 19,310 on December 31, 2019.

(3)
The numbers in this column represent unvested performance options as of December 31, 2017. The terms of our outstanding performance options provide that vesting occurs only after audited financial statements for the applicable target year are available and the Compensation Committee can determine the extent to which the performance goal has or has not been achieved. In March 2018, the Compensation Committee determined that the applicable 2017 performance goal had been achieved and these stock options became vested and exercisable.

(4)
The numbers in this column represent unvested RSUs. The market value of the RSUs is equivalent to $13.56 per share, the fair market value of our Class A common stock as of December 31, 2017. The vesting dates of unvested RSUs are as follows: Messrs. Becker, Daniels, Zentz, and Guimarães—none; Mr. Serck-Hanssen—20,380 on May 14, 2018, 21,607 on June 17, 2018, 10,415 on December 31, 2018, and 10,420 on December 31, 2019; and, Mr. Berckemeyer—21,607 on June 17, 2018, 10,415 on December 31, 2018, and 10,420 on December 31, 2019.

(5)
The numbers in this column represent unvested PSUs. The market value of the PSUs is equivalent to $13.56 per share, fair market value of our Class A common stock as of December 31, 2017. The terms of our outstanding PSUs provide that vesting occurs only after audited financial statements for the applicable target year are available and the Compensation Committee can determine the extent to which the performance goal has or has not been achieved, and in the case of PSUs granted on October 25, 2016 only, subject to continued employment through June 17, 2018. The number of PSUs subject to annual performance target is as follows: Mr. Becker—36,253 for 2017; Mr. Serck-Hanssen— 11,514 and 20,833 for 2017, 4,321 subject to 2016 performance but not eligible to vest until June 17, 2018, 4,322 subject to 2017 performance but not eligible to vest until June 17, 2018, 20,833 for 2018, and 20,834 for 2019; Mr. Berckemeyer— 11,580 and 20,833 for 2017, 4,321 subject to 2016 performance but not eligible to vest until June 17, 2018, 4,321 subject to 2017 performance but not eligible to vest until June 17, 2018, 20,833 for 2018, and 20,834 for 2019; Mr. Daniels—8,692 for 2017; Mr. Zentz—5,149, 651, 652, and 4,227 for 2017. In March 2018, the Compensation Committee determined that the applicable 2017 performance goal had been achieved and the PSUs subject to 2017 targets became vested.

(6)
Pursuant to the Founders' Agreement (as discussed above under "—Executive Profits Interests"), each Sterling Founder has an economic interest in any share-based compensation received by Mr. Becker in connection with his employment by the Company or any holdings he has in the Company, including any dividends on, or the proceeds from the sale of, the shares of Class B common stock issuable upon the exercise of the EPI Options by Mr. Becker.

(7)
Mr. Guimarães served as President and Chief Operating Officer until March 23, 2017. Mr. Guimarães's employment terminated September 29, 2017, and as of December 31, 2017 he had no equity awards outstanding.

  Option Exercises and Restricted Stock Vested During Fiscal 2017

        The following table includes certain information with respect to vesting of restricted shares during fiscal 2017. We have omitted the columns pertaining to Option Awards as they are inapplicable, because no Named Executive Officer exercised any options during fiscal 2017.

 OPTION EXERCISES AND STOCK VESTED

	Stock Awards
	Number of Shares Acquired on Vesting (#)		Value Realized on Vesting ($)
Douglas L. Becker	36,253	(1)	$529,294
Eilif Serck-Hanssen	11,513	(1)	$168,090
	10,415	(2)	$141,540
Ricardo Berckemeyer	11,580	(1)	$169,068
	10,415	(2)	$141,540
Timothy Daniels	8,690	(1)	$126,874
Robert W. Zentz	7,103	(1)	$103,704
	3,496	(2)	$47,511
Enderson Guimarães	81,962	(1)	$1,196,645
	73,437	(3)	$1,068,508

(1)
Represents PSUs vested on April 17, 2017, upon achievement of the applicable 2016 performance goals. The fair market value of our Class A common stock on the vesting date was $14.60.

(2)
Represents RSUs vested on December 28, 2017. The fair market value of our Class A common stock on the vesting date was $13.59.

(3)
Represents RSUs vested on September 29, 2017. The fair market value of our Class A common stock on the vesting date was $14.55.

  2017 Pension Benefits

        No Named Executive Officer participates in any defined benefit pension plan or arrangement provided by Laureate.

  2017 Nonqualified Deferred Compensation

        Our Post-2004 DCP permits eligible employees the opportunity to defer up to 85% of their base salaries and 100% of any bonus, or annual cash and/or long-term incentive awards, which may be allocated to notional investments selected by the participants that are similar to investment alternatives available in our 401(k) Retirement Savings Plan and pay out following termination of employment or other selected payout schedule, which payouts will be made in a lump sum or in installments, at the election of the participants. Mr. Becker was the only Named Executive Officer who had any balance in our Post-2004 DCP during 2017. The minimum annual deferral amount under the Post-2004 DCP is $5,000. Each year, a participant may elect to receive that year's deferral balance in a future year while the participant is still employed (a scheduled in-service withdrawal) or after employment terminates (a retirement payment). Each year, we have the ability, but not the obligation, to make matching employer contributions to each participant's Post-2004 DCP account if the participant made salary reduction contributions to the 401(k) Retirement Savings Plan, received less than the full match under the 401(k) Retirement Savings Plan on the salary reduction contribution because of the limit in Section 401(a)(17) of the Code on compensation and made at least a $5,000 minimum contribution to his or her 401(k) Retirement Savings Plan account. To date, we have not chosen to make a matching contribution to any participant's Post-2004 DCP account, nor have we chosen to make any other discretionary employer contributions permitted under the Post-2004 DCP. In the event of death or disability prior to terminating employment, the participant's Post-2004 DCP balance will be distributed (to the participant's beneficiaries, in the case of death), in a lump sum the February following the year in which death or disability occurs. In the event of termination of employment, Post-2004 DCP balances will be distributed in a lump sum or in up to 15 annual installments (based on the termination payment election the participant had previously made for each Post-2004 DCP annual year contribution), beginning in February following the year in which the participant's employment was terminated. If there is a separation of service without an effective termination payment election for a Plan year, that Plan year's deferral balance will be paid in a lump sum in the February following the year of separation of service. Mr. Becker also participates in a deferred compensation plan that was frozen and closed to new participants in December 2004 (the "Pre-2005 DCP"). No contributions were made to the Pre-2005 DCP in 2017. The payout terms of the Pre-2005 DCP are like those of the Post-2004 DCP. No other Named Executive Officer participates in the Pre-2005 DCP.

        Information regarding Mr. Becker's participation in the Post-2004 DCP and in the Pre-2005 DCP is included in the following table. Following the termination of Mr. Becker's employment on December 31, 2017, his balances under our Pre-2005 DCP and Post-2004 DCP will be distributed to him in accordance with his elections and the terms and conditions of each plan.

NONQUALIFIED DEFERRED COMPENSATION

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings (Loss) in Last FY ($)(1)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
Douglas L. Becker(2)	—	—	$1,580,432	—	$9,990,440
Eilif Serck-Hanssen	—	—	—	—	—
Ricardo M. Berckemeyer	—	—	—	—	—
Timothy Daniels	—	—	—	—	—
Robert W. Zentz	—	—	—	—	—
Enderson Guimarães	—	—	—	—	—

(1)
Amounts in this column are not reported as compensation for fiscal year 2017 in the "Summary Compensation Table" because they do not reflect above-market or preferential earnings. Deferrals may be allocated among different investment crediting options.

(2)
Amounts shown comprise Mr. Becker's participation in our Post-2004 DCP and our Pre-2005 DCP. Mr. Becker's earnings and balance under the Post-2004 DCP during 2017 were $1,052,209 and $6,651,369, respectively. Mr. Becker's earnings and balance under the Pre-2005 DCP during 2017 were $528,222 and $ 3,339,072, respectively.

  Potential Payments Upon Termination or Change in Control

        The table below reflects potential payments to each of Mr. Serck-Hanssen and Mr. Berckemeyer in various termination and change in control scenarios based on compensation, benefits and equity levels in effect on December 29, 2017, which was the last business day of fiscal 2017. The amounts shown assume that the termination or change in control event was effective as of December 31, 2017. For stock valuations, we have assumed that the price per share is the fair market value of our stock at December 29, 2017, the last day on which our Class A common stock traded during 2017, which was $13.56, the closing price on Nasdaq on that date. The table below excludes any amounts payable to the Named Executive Officer to the extent that these amounts are available generally to all salaried employees and do not discriminate in favor of our executive officers.

        Because the employment of each of our Named Executive Officers other than Mr. Serck-Hanssen and Mr. Berckemeyer terminated on or before December 31, 2017 we disclose in this section what each such Named Executive Officer actually received as a result of the termination of his employment, not what could have been payable under other scenarios.

  Potential Payments to Messrs. Serck-Hanssen and Berckemeyer upon Termination

        Payments Regardless of Manner of Termination.    Regardless of the termination scenario, Messrs. Serck-Hanssen and Berckemeyer will receive earned but unpaid base salary through the employment termination date, along with any other accrued or vested payments or benefits owed under any of our plans or agreements covering them as governed by the terms of those plans or agreements.

        Payments Upon Termination Due to Death or Disability.    In the event of a termination due to death or disability of Mr. Serck-Hanssen or Mr. Berckemeyer, all unvested RSUs, PSUs or options will be forfeited, except that: (i) any such unvested RSUs or time options that would have vested subsequent to, but during the same calendar year as, the death or disability will become vested; and (ii) any unvested performance options or PSUs that would, but for the termination of employment due to death or disability, have vested had the applicable performance goal for the calendar year during which the death or disability occurred been achieved will remain outstanding until the Compensation Committee determines whether the applicable performance goal has been achieved and will become vested if and when the Compensation Committee determines that the applicable performance goal has been achieved or will terminate on the date the Compensation Committee determines that the applicable performance goal has not been achieved, and the balance of the unvested portion of the performance option or PSU will terminate as of the date of termination of employment due to death or disability. In the event of a termination due to death or disability, vested options may (by the employee's beneficiary in the case of death) be exercised only for a period of two years from the termination due to death or disability of Mr. Serck-Hanssen or Mr. Berckemeyer.

        Involuntary Termination and Resignation for Good Reason.    If Mr. Serck-Hanssen's or Mr. Berckemeyer's employment is terminated by us without cause, or he resigns for good reason, all unvested RSUs, PSUs and options will be forfeited; provided, however, that if the termination occurs subsequent to the end of a fiscal year but prior to the publication of our audited financial statements for such year and the Compensation Committee determines, upon publication of such financial statements, that one or more tranches of performance-vested stock options or PSUs would have vested and become nonforfeitable based upon the audited financial statements for such year, that portion of the performance-vested stock options or PSUs that would otherwise have become vested and nonforfeitable had the termination occurred after the date of the Compensation Committee's determination will become vested and nonforfeitable upon such determination, and he will have 90 days from the termination date to exercise any vested options held on the termination date.

        For each of Mr. Serck-Hanssen or Mr. Berckemeyer, "good reason" is defined as (i) a reduction in base salary (other than a general reduction in base salary that affects all similarly situated employees), (ii) a substantial diminution in his title, duties and responsibilities, other than any isolated, insubstantial and inadvertent failure by the Company or its subsidiaries that is not in bad faith, or (iii) a transfer of his primary workplace by more than 50 miles from his current workplace; provided, however, that in any event, such conduct is not cured within ten business days after he gives the Company notice of such event.

        If Mr. Serck-Hanssen's employment is terminated by us without cause, he will receive a lump sum cash payment equal to 18 months' base salary and 150% of the target cash award under the AIP for the fiscal year in which the termination occurs. If Mr. Berckemeyer's employment is terminated by us without cause, he will receive payments equal to 18 months' base salary and 150% of the target cash award under the AIP for the fiscal year in which the termination occurs, in the form of salary continuation over a period of 18 months. In each case receipt of such payments is conditioned on the executive executing and allowing to become effective a customary release agreement, which includes a two-year covenant not to compete or disclose confidential information.

        For each of Mr. Serck-Hanssen or Mr. Berckemeyer, "cause" means (i) gross negligence or willful malfeasance in connection with the performance of his duties; (ii) conviction of, or pleading guilty or nolo contendere to, any felony; (iii) theft, embezzlement, fraud or other similar conduct by the executive in connection with the performance of his duties; or (iv) a willful and material breach of any other applicable agreements including, without limitation, engaging in any action in breach of any applicable restrictive covenants.

        Payments Upon Voluntary Resignation or Termination for Cause.    If Mr. Serck-Hanssen or Mr. Berckemeyer resigns without good reason or is terminated by the Company for cause, he will forfeit all unvested equity grants and, if he resigns without good reason, all vested but unexercised options held at the time of termination will be exercisable for a period of 90 days post-termination. If employment is terminated by the Company for cause, all vested awards also will be forfeited.

        Vested stock options will remain exercisable for a period equal to the shorter of: (i) two years post-termination of employment and (ii) the remaining term of the original option grant for any participant, including any Named Executive Officer, who (a) has a minimum of five continuous years of service with us and (b) provides at least six months' prior written notice of his or her resignation. Vested stock options will remain exercisable for a period equal to the shorter of (i) five years post-termination of employment and (ii) the remaining term of the original stock option grant for any participant, including any Named Executive Officer, who (a) has a combined age and years of service equal to at least 70, including a minimum of five continuous years of service with us and (b) provides at least 12 months' prior written notice of his or her retirement.

  Potential Payments Upon a Change in Control

        If Mr. Serck-Hanssen or Mr. Berckemeyer ceases to be an eligible individual under the 2007 Plan, the 2013 Plan, or the Amended Plan coincident with or within 18 months after a change in control as a result of an involuntary termination without cause or his resignation with good reason (a "Qualifying Termination"), to the extent not already vested or previously forfeited, (1) that portion of time vested options and that portion of the RSUs that would otherwise have become vested and exercisable on or before the third anniversary of the effective date of the Qualifying Termination will become vested and exercisable immediately prior to the effective date of the Qualifying Termination and the balance of the unvested portion of the time vested options will terminate without becoming vested, and (2) that portion of performance options and PSUs that would otherwise have become vested and exercisable had we achieved the applicable performance goal in the three fiscal years (or, if shorter, the remaining initial target years) ending coincident with or immediately subsequent to the effective date of the Qualifying Termination will become vested and exercisable immediately prior to the effective date of the Qualifying Termination and the balance of the unvested portion of the performance options or PSUs will terminate without becoming vested. In addition, the cash severance payable to each will be increased to 24 months' salary and 200% of the target cash award under the AIP for the fiscal year in which the termination occurs, in the form described above.

Name	Benefit	Without Cause/Good Reason Termination		Termination due to Death or Disability(1)	Change in Control plus Qualifying Termination(1)
Eilif Serck-Hanssen	Cash Severance	$2,344,636	(2)		$3,126,181	(3)
	Acceleration of RSU vesting(4)				$851,866
	Acceleration of PSU vesting(5)				$1,120,842

	Total	$2,344,636			$5,098,890
Ricardo M. Berckemeyer	Cash Severance	$2,344,636	(6)		$3,126,181	(7)
	Acceleration of RSU vesting(4)				$575,514
	Acceleration of PSU vesting(5)				$1,121,724

	Total	$2,344,636			$4,823,418

(1)
Vesting of certain unvested time and performance stock options will accelerate as a result of termination due to death or disability or upon a Qualifying Termination within 18 months following a Change in Control. However, all unvested stock options held by the Named Executive Officers on December 31, 2017 had exercise prices greater than or equal to the fair market value of our common stock on such date, which was $13.56. Accordingly, there is no intrinsic value associated with the accelerated vesting of such stock options.

(2)
Represents a lump sum severance payment equal to 18 months' base salary and 150% of Mr. Serck-Hanssen's target cash incentive award as of December 31, 2017, provided that Mr. Serck-Hanssen executes the Company's standard release agreement, which includes a two-year covenant not to compete or disclose confidential information, as required by his offer letter.

(3)
Represents a lump sum severance payment equal to 24 months' base salary and 200% of Mr. Serck-Hanssen's target cash incentive award as of December 31, 2017, provided that Mr. Serck-Hanssen executes the Company's standard release agreement, which includes a two-year covenant not to compete or disclose confidential information, as required by his offer letter.

(4)
In connection with a Qualifying Termination within 18 months following a Change in Control, that portion of unvested PSUs that would otherwise have become vested and exercisable had we achieved the Equity Value Target in the three fiscal years (or, if shorter, the remaining initial target years) ending coincident with or immediately subsequent to the effective date of the Qualifying Termination will become vested and exercisable immediately prior to the effective date of the Qualifying Termination. Represents the aggregate fair market value of unvested PSUs outstanding on December 31, 2017 and subject to 2017 and 2018 performance goals. The terms of the PSUs provide that any unvested PSUs that would, but for the termination due to death or disability, have vested had the applicable performance goal for the calendar year during which the death or disability occurred been achieved will remain outstanding until the Compensation Committee determines whether the performance goal for such year has been achieved. Because the information in this table assumes such termination due to death or disability occurred as of December 31, 2017, there is no such acceleration of PSU.

(5)
In connection with a Qualifying Termination within 18 months following a Change in Control, that portion of unvested RSUs that would otherwise have become vested and exercisable in the three fiscal years (or, if shorter, the remaining initial years) ending coincident with or immediately subsequent to the effective date of the Qualifying Termination will become vested and exercisable immediately prior to the effective date of the Qualifying Termination. Represents the aggregate fair market value of outstanding unvested RSUs that could vest pursuant to the terms of the RSUs within the applicable period following December 31, 2017.

(6)
Represents a lump sum severance payment equal to 18 months' base salary and 150% of Mr. Berckemeyer's target cash incentive award as of December 31, 2017, if Mr. Berckemeyer executes the customary release agreement, which includes a two-year covenant not to compete or disclose confidential information.

(7)
Represents payments in the form of salary continuation equal to 24 months' base salary and 200% of Mr. Berckemeyer's target cash incentive award as of December 31, 2017, if Mr. Berckemeyer executes the customary release agreement, which includes a two-year covenant not to compete or disclose confidential information.

  Becker Chairman Agreement

        On September 14, 2017, we issued a press release and on September 19, 2017, we filed a Current Report on Form 8-K (the "Becker Form 8-K") reporting, among other things, that Mr. Becker, who then served as the Company's Chairman and Chief Executive Officer, would, effective January 1, 2018, become the Company's non-executive Chairman of the Board. The Becker Form 8-K reported further that the Company and Mr. Becker expected to enter into a Separation Agreement and Mutual Release (the "Separation Agreement") and would disclose the material terms of such Separation Agreement following its execution. On December 29, 2017, in lieu of entering into such Separation Agreement, we and our Majority Holder entered into a Chairman Compensation Agreement (the "Chairman Agreement") with Mr. Becker setting forth the terms under which Mr. Becker now serves as the non-executive Chairman of our Board of Directors. The Chairman Agreement was filed as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and is incorporated herein by reference.

        Pursuant to the Chairman Agreement:

  •
  The Company will pay Mr. Becker $400,000 in calendar year 2018 for his service as non-executive Chairman of the Board in equal installments quarterly in arrears; and

  •
  The Company will pay Mr. Becker (or his designee) up to $100,000 for documented out of pocket expenses of his home or other office, so long as such expenses are incurred within one year of the date of the Chairman Agreement.

        Additionally, the restrictive covenants regarding confidentiality, competition with the Company and non-solicitation set forth in Section 22 of each of Mr. Becker's Management Stockholder's Agreements have been deleted in their entirety and replaced with the restrictive covenants set forth in the Chairman Agreement. Specifically, Mr. Becker agreed:

  •
  not to use the Company's Confidential Information (as defined in the Chairman Agreement) except in specified circumstances;

  •
  for the period until December 31, 2019, not to engage in a Competitive Business (as defined in the Chairman Agreement);

  •
  for the period until December 31, 2020, not to solicit customers or business partners of the Company to terminate their relationship with the Company or to engage in a Competitive Business;

  •
  for the period until December 31, 2020, not to solicit, offer employment to, hire, direct any person to hire or suggest to any person that such person hire any person who is, or has been at any time during the 12 months preceding such solicitation, offer or hiring an employee of the Company (provided that such restriction shall not apply to any person who was no longer employed by the Company on December 31, 2017 or was involuntarily terminated from the Company at any time); and

  •
  for the period until December 31, 2019, with limited exceptions, not to acquire a financial interest in, or otherwise become actively involved with, any Competitive Business.

        Effective at the close of December 31, 2017, Mr. Becker's combined age and years of service was greater than 70, including more than five years of continuous service immediately preceding such date. Accordingly, and notwithstanding the fact that at least 12 months' advance written notice was not provided, Mr. Becker's employment with the Company was deemed to have been terminated "by reason of Retirement" for purposes of each stock option agreement with the Company to which Mr. Becker is a party other than his EPI options. See "—2017 Summary Compensation Table" and "—2017 Grants of Plan Based Awards" for more information regarding the non-cash compensation deemed to have been received by Mr. Becker in connection with the modification of these stock options. All unvested stock options and units held by Mr. Becker as of December 31, 2017 were forfeited as of such date.

  Daniels Separation Agreement

        On July 11, 2017, we entered into a Separation Agreement and General Release with Mr. Daniels (the "Daniels Separation Agreement"), whereby Mr. Daniels agreed to continue to serve as our Chief Executive Officer, EMEAA, through December 31, 2017. On December 31, 2017, Mr. Daniels's employment with the Company terminated and within the time specified in the Daniels Separation Agreement, Mr. Daniels executed and did not revoke a supplemental release of claims in the form specified in the Daniels Separation Agreement. The Daniels Separation Agreement was filed as an exhibit to our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2017 and is incorporated herein by reference.

        Pursuant to the Daniels Separation Agreement, Mr. Daniels received the following payments and benefits:

  •
  a separation payment equal to $600,000, less applicable taxes, paid in a single lump sum in January 2018;

  •
  a payment in the amount of $600,000, less applicable taxes, representing Mr. Daniels's target 2017 AIP payment, paid in a single lump sum in March 2018;

  •
  $267,910 for 2016 performance under Mr. Daniels's Cash LTIP, which had been earned and accrued but not yet paid as of December 31, 2017;

  •
  $300,000 for 2017 performance under Mr. Daniels's Cash LTIP; and

  •
  $10,000 for relocation assistance.

        Mr. Daniels also remains eligible to receive tax equalization pursuant to the terms of his expatriate assignment and an additional bonus of up to $250,000 in June 2018 based on the proceeds of our asset divestitures and his contribution to their sale.

  Zentz Separation Agreement

        On August 28, 2017, we entered into a Separation Agreement and General Release with Mr. Zentz (the "Zentz Separation Agreement"), whereby Mr. Zentz agreed to continue to serve as our Senior Vice President, Secretary and General Counsel through the date that the Board appointed a new Secretary and General Counsel, and thereafter to remain an employee of the Company through December 31, 2017. On September 12, 2017, the Board appointed Victoria E. Silbey Senior Vice President, Secretary and Chief Legal Officer of the Company. On December 31, 2017, Mr. Zentz's

employment with the Company ended. Within the time period specified in the Zentz Separation Agreement, Mr. Zentz executed and did not revoke a supplemental release of claims in the form specified in the Zentz Separation Agreement. The Zentz Separation Agreement was filed as an exhibit to our Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2017 and is incorporated herein by reference.

        Pursuant to the Zentz Separation Agreement, Mr. Zentz received the following payments and benefits:

  •
  a separation payment equal to $1,013,090, less applicable taxes, paid in a single lump sum in December 2017;

  •
  a payment in the amount of $426,592, less applicable taxes, representing Mr. Zentz's 2017 AIP payment, paid in a single lump sum in March 2018;

  •
  to the extent Mr. Zentz elects to continue his healthcare benefits pursuant to COBRA and enrolls on a timely basis, we will pay, directly to the COBRA benefit provider, the same percentage of the monthly cost of COBRA medical, dental, and vision coverage as we paid for Mr. Zentz's (and any covered dependents') coverage during his active employment through September 30, 2018;

  •
  on August 24, 2017 we granted to Mr. Zentz 200,000 nonqualified stock options under the Amended Plan with respect to our Class A common stock. The exercise price per share for these stock options was $18.36 per share, which was greater than the fair market value of our Class A common stock on the grant date. These stock options were fully vested on the grant date and expire on March 31, 2020 notwithstanding the termination of Mr. Zentz's employment; and

  •
  effective January 1, 2018, we entered into a letter agreement with Mr. Zentz pursuant to which he has agreed to make himself available to provide professional consulting services through December 31, 2019 with respect to certain ongoing legal and regulatory matters he was involved with during his employment.

        Effective at the close of December 31, 2017, Mr. Zentz's combined age and years of service was greater than 70, including more than five years of continuous service immediately preceding such date. Accordingly, and notwithstanding the fact that at least 12 months' advance written notice was not provided, Mr. Zentz's employment with the Company was deemed to have been terminated "by reason of Retirement" for purposes of each stock option agreement with the Company to which Mr. Zentz is a party. See "—2017 Summary Compensation Table" and "—2017 Grants of Plan Based Awards" for more information regarding the non-cash compensation deemed to have been received by Mr. Zentz in connection with the modification of these stock options. All unvested stock options and units held by Mr. Zentz as of December 31, 2017 were forfeited as of such date.

  Guimarães Separation Agreement

        On July 6, 2015, we entered into an offer letter with Mr. Guimarães pursuant to which Mr. Guimarães agreed to serve as our President and Chief Operating Officer, effective as of September 1, 2015. The offer letter provided for accelerated vesting of certain RSUs granted to Mr. Guimarães in 2015 and payment of an amount equal to one year of salary and bonus at target if we terminated his employment without cause.

        Mr. Guimarães's service as our President and Chief Operating Officer terminated effective March 23, 2017, and on the same date, we entered into a Separation Agreement and General Release with Mr. Guimarães (the "Guimarães Separation Agreement") whereby Mr. Guimarães resigned his position as President and Chief Operating Officer of the Company and agreed to provide transition services to the Company until June 30, 2017 or such earlier or later date as determined by the Company. Effective September 29, 2017, Mr. Guimarães's employment with the Company terminated pursuant to the terms of the Guimarães Separation Agreement. The Guimarães Separation Agreement was filed as an exhibit to our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2017 and is incorporated herein by reference.

        On November 9, 2017, Mr. Guimarães and the Company entered into a Supplemental Release Agreement (the "Guimarães Release Agreement"). In accordance with the terms of the Guimarães Release Agreement, we reimbursed Mr. Guimarães for $200,000 of expenses related to the sale of his residence in Miami, Florida and his repatriation to Montreal, Quebec, Canada. The Guimarães Release Agreement was filed as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2017 and is incorporated herein by reference.

        Pursuant to the Guimarães Separation Agreement and the Guimarães Release Agreement, Mr. Guimarães received the following payments and benefits in 2017:

  •
  a lump sum separation payment of $2,083,837 (which is the sum of one year of his 2017 base salary of $906,016 and target 2017 AIP payment of $1,177,821);

  •
  accelerated vesting of 73,437 restricted stock units, pursuant to which we issued 42,630 shares of our Class A common stock on September 29, 2017, net of 30,807 shares otherwise issuable, which were forfeited to pay the applicable tax withholding due in connection with the vesting; the aggregate fair value of these 73,437 RSUs as of December 31, 2017 would have been $995,806 based on the fair market value of our Class A common stock on that date, which was $13.56 per share;

  •
  $1,245,192 for 2016 performance under the 2016 AIP, which had been earned and accrued but not yet paid as of his separation date;

  •
  $1,000,000 for 2016 performance under Mr. Guimarães's 2015—2017 Cash LTIP, which had been earned and accrued but not yet paid as of his separation date; and

  •
  $200,000 for certain eligible expenses relating to the sale of his residence in Miami, Florida and his repatriation to Montreal, Quebec, Canada.

        At the time of the termination of his employment Mr. Guimarães held outstanding performance share units and a nonqualified stock option. There was no accelerated vesting of either the performance share units or option in connection with termination of Mr. Guimarães's employment. All unvested units and stock options held by Mr. Guimarães as of September 29, 2017 were forfeited as of that date.

DIRECTOR COMPENSATION

        The following table summarizes the compensation paid to or earned by our Directors in 2017. We have omitted from this table the columns for Option Awards, Non-Equity Incentive Plan Compensation and Change in Pension Value and Nonqualified Deferred Compensation Earnings, as no amounts are required to be reported in any of those columns for any director during 2017.

        Messrs. Friedman, Miller, and Smidt served as directors prior to our initial public offering. Each tendered his resignation as a member of our Board and all Committees of the Board on which they served, effective immediately upon the closing of the initial public offering on February 7, 2017. Messrs. Cornog and Del Corro were appointed by the Board as Wengen-designated Directors, effective immediately upon the closing of our initial public offering on February 7, 2017. Messrs. Durham and Freeman were appointed by the Board as non-employee, independent Directors on April 28, 2017.

        Mr. Zoellick previously elected to receive director compensation for 2014-2016 in an initial grant of 18,558 shares of restricted stock on July 15, 2014. All of these restricted shares vested and became nonforfeitable on January 1, 2017. Mr. Zoellick also received a $165,000 one-time cash payment in January 2017. Mr. Zoellick resigned as a Director effective December 31, 2017.

        The Compensation Committee has approved annual compensation for our non-employee, independent Directors. Our non-employee, independent Directors who served during 2017 were: Messrs. Durham, Freeman, Muñoz, and Zoellick, and Dr. Rodin. Effective as of January 1, 2017, non-employee, independent Directors are eligible to receive an annual retainer in an aggregate amount equal to $225,000 per year. The annual retainer is generally payable 50% in cash and 50% in shares of restricted Class A common stock, with the number of shares of restricted Class A common stock determined based on the fair market value of our Class A common stock on the grant date. For 2017, Mr. Muñoz elected to receive his entire annual retainer in the form of restricted stock. The shares of restricted Class A common stock granted in payment of the annual retainer vest quarterly in arrears.

        Each non-employee Director designated by our Majority Holder is entitled to receive an annual retainer of $50,000. The Wengen-designated directors who served during 2017 were: Messrs. Carroll, Cohen, Cornog, del Corro, Friedman, Miller, Smidt, Snow, Taslitz, and Van Doosselaere. This retainer may be paid in the form of cash or restricted shares of our Class A common stock, at the election of the Director. The number of shares of common stock is determined based on the fair market value of our Class A common stock on the grant date, with vesting quarterly in arrears. Each Director who is subject to U.S. federal income taxes and is not contractually obligated to remit his or her Director compensation to the Wengen investor on whose behalf he serves is eligible to participate in our Post-2004 DCP and defer receipt of his annual compensation in accordance with the terms of the Post-2004 DCP. No Wengen-designated director deferred any portion of his 2017 compensation.

        In addition, our compensation program for non-employee independent Directors provided for the following annual cash retainers in 2017, which were paid quarterly in arrears.

	Member	Chair
Audit Committee	$15,000	$25,000
Compensation Committee	$10,000	$20,000
Nominating & Corporate Governance Committee	$7,500	$15,000
Committee on Education	$10,000	$50,000

        None of our Directors received separate compensation for attending meetings of our Board of Directors or any Committees thereof. Our Chairman and former CEO, Mr. Becker, was the only Director during 2017 who also was an employee of Laureate. Mr. Becker was not entitled to separate compensation for his service on our Board of Directors during 2017. Non-employee Directors are reimbursed for travel and other expenses directly related to Director activities and responsibilities.

        Some Directors served on the Board or one or more of its committees for less than all of 2017. For these directors, annual and committee retainers were prorated to reflect the portion of the year the director served as a member of the Board or of the Committee, as applicable.

2017 Director Compensation

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)	Total ($)
Douglas L. Becker(2)	—	—	—	—
Brian F. Carroll(3)	70,000	—	—	70,000
Andrew B. Cohen(4)	9,167	53,366	—	62,533
William J. Cornog(5)	20,834	53,366		74,200
Pedro del Corro(6)	9,167	53,642		62,809
Michael J. Durham(7)	88,750	80,050		168,800
Kenneth W. Freeman(8)	90,000	80,050		170,050
Darren M. Friedman(9)	5,000	—	—	5,000
John A. Miller(10)	4,167	—	—	4,167
George Muñoz(11)	34,167	240,149		274,316
Judith Rodin(12)	172,500	120,074		292,574
Jonathan D. Smidt(13)	5,417	—	—	5,417
Ian K. Snow(14)	65,000	—	—	65,000
Steven M. Taslitz(15)	60,833	—	—	60,833
Quentin Van Doosselaere(16)	63,750	—	—	63,750
Robert B. Zoellick(17)	277,500	120,074		397,574

(1)
Amounts reflect the aggregate grant date fair value calculated in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 ("FASB ASC Topic 718") with respect to awards of restricted stock received, if any, in 2017. During 2017, there were no option awards, non-equity incentive compensation, or nonqualified deferred compensation granted to our non-employee, independent Directors or our non-employee Directors designated by Wengen. For all Directors except Mr. del Corro, the grant date fair value of an aggregate of 42,840 shares of restricted Class A common stock received, if any, computed in accordance with FASB ASC Topic 718, was $17.44 per share on June 1, 2017. For Mr. del Corro, the grant date fair value of the awards of 3,060 shares of restricted Class A common stock computed in accordance with FASB ASC Topic 718, was $17.53 per share on June 30, 2017. The assumptions on which these valuations are based are set forth in Note 14, Share-based Compensation, in our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2017.

(2)
Mr. Becker was not entitled to receive compensation for his service on our Board of Directors during 2017.

(3)
Mr. Carroll received $20,000 in cash as Committee retainers. Mr. Carroll elected to receive his annual retainer in cash.

(4)
Mr. Cohen received $9,167 in cash as Committee retainers. Mr. Cohen elected to receive his annual retainer in stock. Mr. Cohen was required by prior agreement with Cohen Private Ventures LLC to have all shares issued in payment of his Director's fees issued to Cohen Private Ventures. Therefore, we issued to Cohen Private Ventures 3,060 shares of our Class A common stock as compensation for Mr. Cohen's services as a Director during 2017.

(5)
Mr. Cornog received $20,834 in cash as Committee retainers. Mr. Cornog elected to receive his annual retainer in stock. Therefore, we issued to Mr. Cornog 3,060 shares of our Class A common stock as compensation for Mr. Cornog's services as a Director during 2017.

(6)
Mr. del Corro received $9,167 in cash as Committee retainers. Mr. del Corro was required by prior agreement with Torreal Sociedad de Capital Riesgo, S.A. ("Torreal") to have all shares issued in payment of his Director's fees issued to Torreal. Therefore, we issued to Torreal 3,060 shares of our Class A common stock as compensation for Mr. del Corro's services as a Director during 2017.

(7)
Mr. Durham received $13,750 in cash as Committee retainers. Mr. Durham also received $75,000 in cash and 4,590 shares of our Class A common stock as his annual retainer, prorated for the months he served as a Director.

(8)
Mr. Freeman received $15,000 in cash as Committee retainers. Mr. Freeman also received $75,000 in cash and 4,590 shares of our Class A common stock as his annual retainer, prorated for the months he served as a Director.

(9)
Mr. Friedman received $833 in cash as Committee retainers and $4,167 in cash as his annual retainer, prorated for the portion of the year he served as a Director. Mr. Friedman was required by prior agreement with StepStone to have his 2017 Director's fees paid to StepStone.

(10)
Mr. Miller elected $4,167 in cash as his annual retainer, prorated for the portion of the year he served as a Director.

(11)
Mr. Muñoz received $34,167 in cash as Committee retainers. Mr. Muñoz elected to receive his annual retainer in stock. Therefore, we issued to Mr. Muñoz 13,770 shares of our Class A common stock as compensation for his service as a Director during 2017.

(12)
Dr. Rodin received $60,000 in cash as Committee retainers. Dr. Rodin received $112,500 in cash and we issued 6,885 shares of our Class A common stock as compensation for her services as a Director during 2017.

(13)
Mr. Smidt received $1,250 in cash as Committee retainers and $4,167 in cash as his annual retainer, prorated for the portion of the year he served as a Director.

(14)
Mr. Snow received $15,000 in cash as Committee retainers and elected to receive his $50,000 annual retainer in cash. Mr. Snow was required by prior agreement with Snow Phipps to have his 2017 Director's fees paid to Snow Phipps.

(15)
Mr. Taslitz received $10,833 in cash as Committee retainers and elected to receive his $50,000 annual retainer in cash. Mr. Taslitz was required by prior agreement with Sterling Partners to have his director's fees paid to Sterling Partners or an affiliate of its choosing. As a result of the Founders' Agreement, each Sterling Founder, including Mr. Taslitz, is entitled to receive an equal share of, on an after-tax basis, any dividends on, or the proceeds from the sale of, the EPI Shares and the shares of our Class B common stock underlying the EPI Options. These prospective proceeds are not included in the compensation set forth in the table above.

(16)
Mr. Van Doosselaere received $13,750 in cash as Committee retainers and elected to receive his $50,000 annual retainer in cash. Mr. Van Doosselaere was required by prior agreement with Bregal to have his director's fees paid to Bregal.

(17)
Mr. Zoellick received $112,500 in cash and we issued 6,885 shares of our Class A common stock as compensation for his services as a Director during 2017. With respect to his service as a Director during 2014-2016, Mr. Zoellick also received a $165,000 one-time cash payment in January 2017 and his 18,558 restricted shares of Class A common stock vested and became nonforfeitable on January 1, 2017.

 COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

        Steven Taslitz, formerly a member of the Compensation Committee, is the Senior Managing Director of Sterling Partners, and Douglas Becker, our Chairman and former CEO, is a director of Sterling Fund Management, LLC, the management affiliate of Sterling Partners. During 2017, no other members of the Compensation Committee (i) had a relationship with us other than as a Director and, in certain cases, a stockholder nor (ii) was (A) an officer or employee or a former officer, (B) a participant in a "related person" transaction or (C) an executive officer of another entity where one of our executive officers served on the Board of Directors. See " Certain Relationships and Related Transactions, and Director Independence " for a discussion of certain transactions to which affiliates of the members of the Compensation Committee were party.

REPORT OF THE COMPENSATION COMMITTEE

        The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis as required by Item 402(b) of Regulation S-K with management. Based on such review and discussions, the Compensation Committee recommended to the Board of Directors, and the Board approved, that the Compensation Discussion and Analysis be included in Laureate's Annual Report on Form 10-K or the 2018 Annual Meeting Proxy Statement on Schedule 14A.

COMPENSATION COMMITTEE Brian F. Carroll Andrew B. Cohen William L. Cornog Pedro del Corro George Muñoz

REPORT OF THE AUDIT COMMITTEE

        Under the guidance of a written charter adopted by the Board of Directors, the purpose of the Audit Committee is to oversee the accounting and financial reporting processes of Laureate and audits of its financial statements. The responsibilities of the Audit Committee include appointing and providing for the compensation of Laureate's independent registered public accounting firm and approving the audit and non-audit services to be provided by the independent registered public accounting firm. Each of the members of the Audit Committee meets the independence requirements of Nasdaq.

        Management has primary responsibility for the system of internal controls and the financial reporting process. PricewaterhouseCoopers LLP, Laureate's independent registered public accounting firm ("PricewaterhouseCoopers LLP"), has the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards.

        In this context and in connection with the audited financial statements contained in Laureate's Annual Report on Form 10-K, the Audit Committee has reviewed and discussed the audited financial statements as of and for the fiscal year ended December 31, 2017 with Laureate's management and PricewaterhouseCoopers LLP. The Audit Committee has also discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement of Auditing Standards No. 90, Audit Committee Communications. The Audit Committee has received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, discussed with the auditors their independence, and concluded that the non-audit services performed by PricewaterhouseCoopers LLP are compatible with maintaining their independence. The Audit Committee has also discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Auditing Standard No. 1301 adopted by the Public Company Accounting Oversight Board (United States) regarding Communication with Audit Committees.

        Based on the foregoing reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Laureate's Annual Report on Form 10-K for the fiscal year ended December 31, 2017 filed with the Securities and Exchange

Commission and instructed the registered public accounting firm that the Audit Committee expects to be advised if there are any subjects that require special attention.

AUDIT COMMITTEE George Muñoz Michael J. Durham Kenneth W. Freeman

        The foregoing reports of the Compensation Committee and Audit Committee shall not constitute "soliciting material," shall not be deemed "filed" with the SEC and are not to be incorporated by reference into any of our other filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that we specifically incorporate either such report by reference therein.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

        The following table sets forth certain information with respect to the beneficial ownership of our common stock at February 28, 2018, for:

  •
  each person who we know beneficially owns more than five percent of either Class A or Class B common stock;

  •
  each of our current Directors;

  •
  each of our Named Executive Officers; and

  •
  all of our current directors and executive officers as a group.

        The address of each beneficial owner listed in the table unless otherwise noted is c/o Laureate Education, Inc., 650 South Exeter Street, Baltimore, Maryland 21202.

        We have determined beneficial ownership in accordance with the rules of the SEC. Except as indicated by the footnotes below, we believe, based on the information furnished to us, that the persons and entities named in the table below have sole voting and investment power with respect to all shares of common stock that they beneficially own, subject to applicable community property laws.

        Applicable percentage ownership is based on 55,106,512 shares of Class A common stock and 132,389,080 shares of Class B common stock outstanding at February 28, 2018. The table below includes shares of Class A common stock issuable upon conversion of our Series A Preferred Stock deemed beneficially owned by a person whose holdings of our common stock is required to be reported below in the table. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of

February 28, 2018. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

	Shares Beneficially Owned
	Class A (includes shares of Series A Preferred and Class B that are convertible to Class A)(1)
					Class B
									Percentage of Total Voting Power(2)
Name of Beneficial Owner	Number of Shares		Percentage		Number of Shares		Percentage
5% Stockholders:
Wengen Alberta, Limited Partnership(3)	126,189,616		69.6%		126,189,616		95.3%		91.5%
KKR Funds(3)(4)	9,574,999	(3)(4)	15.7%	(3)(4)	—	(3)	—	(3)	*	(3)(4)
Funds and individuals affiliated with Sterling(3)(5)	3,669,084	(3)(5)	6.3%	(3)(5)	3,669,084	(3)(5)	2.8%	(3)(5)	2.7%	(3)(5)
Melvin Capital Management(6)	5,150,000	(6)	9.3%	(6)	—		—		*	(6)
BlackRock, Inc.(7)	4,133,654	(7)	7.5%	(7)	—		—		*	(7)
The Vanguard Group, Inc.(8)	4,065,974	(8)	7.4%	(8)	—		—		*	(8)
FMR, LLC(9)	3,212,853	(9)	5.8%	(9)	—		—		*	(9)
AllianceBernstein L.P.(10)	3,008,501	(10)	5.5%	(10)	—		—		*	(10)
12 West Capital Management LP(11)	4,077,181	(11)	7.4%	(11)	—		—		*	(11)
Ivy Investment Management Company(12)	4,417,491	(12)	8.0%	(12)	—		—		*	(12)
Funds affiliated with Abraaj Platinum Holdings LP(13)	12,707,560	(13)	18.7%	(13)	—		—		*	(13)
Funds affiliated with Apollo Tower Credit Fund LP(14)	12,707,560	(14)	18.7%	(14)	—		—		*	(14)
Named Executive Officers and Directors:(15)
Douglas L. Becker(16)(17)	968,755		1.7%		968,755		*		*
Brian F. Carroll(16)(18)	16,844		*		16,844		*		*
Andrew B. Cohen(16)(19)	9,558		*		6,498		*		*
William L. Cornog(16)	3,060		*		—		—		*
Pedro del Corro(16)(20)	—		—		59,578		*		*
Michael J. Durham	4,590		*		—		—		*
Kenneth W. Freeman	4,590		*		—		—		*
George Muñoz(21)	45,468		*		19,698		*		*
Dr. Judith Rodin(22)	26,583		*		19,698		*		*
Ian K. Snow(16)(23)	1,507,549		2.7%		6,656		*		*
Steven M. Taslitz(16)(24)	968,755		1.7%		968,755		*		*
Quentin Van Doosselaere(16)	—		—		—		—		—
Eilif Serck-Hanssen(25)	645,159		1.2%		588,344		*		*
Ricardo Berckemeyer(26)	313,295		*		256,249		*		*
Enderson Guimarães(27)	47,578		*		—		—		*
Timothy Daniels(28)	86,318		*		77,626		*		*
Robert Zentz(29)	404,378		*		145,348		*		*
All Current Directors and Executive Officers as a Group (20 persons)(16)(17)	5,163,743		8.8%		3,449,549		2.6%		2.6%

*
Less than one percent.

(1)
The Class B common stock is convertible into shares of Class A common stock on a share-for-share basis upon the election of the holder or upon transfer, subject to the terms of our amended and restated certificate of incorporation. The Class A common stock and Class B common stock will automatically convert into a single class of common stock on the date on which the number of outstanding shares of Class B common stock represents less than 15% of the aggregate combined number of outstanding shares of Class A common stock and Class B common stock. The Series A Preferred Stock is convertible into shares of Class A common stock in accordance with the certificate of designations attached to our amended and restated certificate of incorporation. The shares of Class A common stock reported in connection with the conversion of shares of Series A Preferred Stock reflects the maximum number of shares of Class A common stock issuable to the holder in connection with the conversion of such holder's shares of Series A Preferred Stock assuming the minimum conversion price of $10.50 per share.

(2)
Percentage of total voting power represents voting power with respect to all shares of our Class A common stock and Class B common stock, voting as a single class. Each holder of Class B common stock is entitled to ten votes per share of Class B common stock and each holder of Class A common stock is entitled to one vote per share of Class A common stock on all matters submitted to our stockholders for a vote. The Class A common stock and Class B common stock vote together as a single class on all matters submitted to a vote of our stockholders, except as may otherwise be required by law or our amended and restated certificate of incorporation.

(3)
Represents shares of Class B common stock that are directly held by Wengen, our controlling stockholder. The limited partnership interests in Wengen are held by certain investors including investment funds and other investors affiliated with or managed by, among others, Douglas L. Becker, our Chairman and founder, Steven M. Taslitz, a director of the Company, Kohlberg Kravis Roberts & Co. L.P. (together with its affiliates, "KKR"), Cohen Private Ventures, LLC (together with its affiliates, "CPV"), Bregal Investments, Inc. (together with its affiliates, "Bregal"), StepStone Group LP (together with its affiliates, "StepStone"), Sterling Fund Management, LLC (together with its affiliates and investment funds managed by it, "Sterling Partners") and Snow Phipps Group, LLC (together with its affiliates, "Snow Phipps" and, collectively, the "Wengen Investors"). The general partner of Wengen is Wengen Investments Limited, which is governed by a board of directors composed of Mr. Becker and other representatives of Sterling Partners, and representatives of KKR, CPV, Bregal, StepStone and Snow Phipps. As a result of such representation, the Wengen Investors control the voting of the shares of Class B common stock held by Wengen in the election of certain directors and may be deemed to share beneficial ownership over the securities beneficially owned by Wengen. Does not include 589,830 shares of Class B common stock subject to proxies given by current and former directors and employees of the Company to Wengen to vote their shares of Class B common stock (collectively, the "Wengen Proxy").

The following persons hold, through their interests in Wengen, over 5% of our Class B common stock: KKR 2006 Fund (Overseas), Limited Partnership and KKR Partners II (International), L.P.; the Sterling Parties; CPV; Bregal; Caisse de dépôt et placement du Québec; affiliates of Moore Capital Management, LP; and affiliates of Makena Capital Management, LLC. Shares of Class B common stock held by Wengen are convertible by Wengen into shares of Class A common stock, in accordance with the terms of our amended and restated certificate of incorporation, at the discretion of the general partner of Wengen.

KKR 2006 Fund (Overseas), Limited Partnership and KKR Partners II (International), L.P. hold limited partnership interests in Wengen which relate to approximately 22,889,952 and 952,623 underlying shares of Class B common stock held by Wengen, respectively, and may also be deemed to have voting and investment power over such portion of the Class B common stock owned by Wengen as a result of their ability to direct Wengen with respect to certain voting and disposition of such securities. KKR PI-II GP Limited is the general partner of KKR Partners II (International), L.P. KKR Associates 2006 (Overseas), Limited Partnership is the general partner of KKR 2006 Fund (Overseas), Limited Partnership. KKR 2006 Limited is the general partner of KKR Associates 2006 (Overseas), Limited Partnership. KKR Fund Holdings L.P. is the sole shareholder of KKR 2006 Limited. KKR Fund Holdings GP Limited is a general partner of KKR Fund Holdings L.P. KKR Group Holdings L.P. is the sole shareholder of KKR Fund Holdings GP Limited and a general partner of KKR Fund Holdings L.P. KKR Group Limited is the general partner of KKR Group Holdings L.P. KKR & Co. L.P. is the sole shareholder of KKR Group Limited. KKR Management LLC is the general partner of KKR & Co. L.P. Messrs. Henry R. Kravis and George R. Roberts are the designated members of KKR Management LLC. In such capacities, each of the entities and individuals referenced in this paragraph may also be deemed to be the beneficial owners having shared voting power and shared investment power with respect to the securities as described above. The address of each of the persons and entities listed in this paragraph, except Mr. Roberts, is c/o Kohlberg Kravis Roberts & Co. L.P., 9 West 57th Street, New York, New York 10019. The principal business address for Mr. Roberts is c/o Kohlberg Kravis Roberts & Co. L.P., 2800 Sand Hill Road, Suite 200, Menlo Park, California 94025.

Sterling Capital Partners II, L.P., Sterling Capital Partners III, L.P., SP-L Affiliate, LLC, Sterling Laureate Executives Fund, L.P., Sterling Laureate, L.P., Sterling Laureate Rollover, L.P., Douglas L. Becker, Steven M. Taslitz and certain of their respective affiliates hold limited partnership interests in Wengen which collectively relate to approximately 9,584,825 underlying shares of Class B common stock held by Wengen, and may also be deemed to have voting and investment power over their respective pro rata shares of such portion of the Class B common stock owned by Wengen as a result of their respective abilities to direct Wengen with respect to certain voting and disposition of such securities. These underlying shares of Class B common stock do not include shares of Class B common stock allocable to limited partnership interests held by certain investment vehicles that are managed on behalf of persons not affiliated with Sterling, which investment vehicles, although managed by Sterling-related entities, pass through rights with respect to the voting and disposition of the underlying shares of the Company to the investors in such vehicles. SC Partners II, L.P. is the sole general partner of Sterling Capital Partners II, L.P., and Sterling Capital Partners II, LLC is the sole general partner of SC Partners II, L.P. SC Partners III, L.P. is the sole general partner of Sterling Capital Partners III, L.P., and Sterling Capital Partners III, LLC is the sole general partner of SC Partners III, L.P. SP-L Management III, LLC is the sole general partner of Sterling Laureate, L.P. SP-L Management IV, LLC is the sole general partner of Sterling Laureate Executives Fund, L.P. SP-L Management V, LLC is the sole general partner of Sterling Laureate Rollover, L.P. SP-L Parent, LLC is the sole general partner of each of Sterling Management III, LLC, Sterling Management IV, LLC and Sterling Management V, LLC. Sterling Capital Partners II, LLC, Sterling Capital Partners III, LLC, SP-L Affiliate, LLC and SP-L Parent, LLC are managed by Messrs. Taslitz and Becker and R. Christopher Hoehn-Saric (each of whom serves on the board of directors of the general partner of Wengen). Each of the aforementioned entities and individuals may also be deemed to be the beneficial owners having voting power and/or investment power with respect to securities of the Company owned directly by Wengen as described above, except that Mr. Becker does not exercise any voting or investment power with respect to such securities (other than any securities of the Company attributable to the limited partnership interests in Wengen held by SP-L Affiliate, LLC). The business address of each of the persons and entities listed in this footnote is c/o Sterling Partners, 401 N. Michigan Avenue, Suite 3300, Chicago, Illinois 60611.

  CPV Holdings, LLC-holds, directly and indirectly, limited partnership interests in Wengen which collectively relate to approximately 15,995,974 underlying shares of Class B common stock held by Wengen, and may also be deemed to have voting and investment power over such portion of the Class B common stock owned by Wengen as a result of its ability to direct Wengen with respect to certain voting and disposition of such securities. Steven A. Cohen is the managing member of CPV Holdings, LLC. In such capacity, Steven A. Cohen may also be deemed to be the beneficial owner having shared voting power and shared investment power with respect to the securities as described above. Cohen Private Ventures, LLC holds 3,060 shares of Class A common stock and 6,498 shares of Class B common stock issued pursuant to the Company's non-employee director compensation program. Steven A. Cohen may be deemed to have sole voting power and investment power over the securities held by Cohen Private Ventures, LLC in his capacity as its sole member. The address of each of CPV Holdings, LLC, Steven A. Cohen and Cohen Private Ventures, LLC is 72 Cummings Point Road, Stamford, Connecticut 06902.

  Bregal Europe Co-Investment Limited Partnership holds, directly and indirectly, limited partnership interests in Wengen which relate to approximately 11,915,410 underlying shares of Class B common stock held by Wengen, and may also be deemed to have voting and investment power over such portion of the Class B common stock owned by Wengen as a result of its ability to direct Wengen with respect to certain voting and disposition of such securities. The General Partner of Bregal Europe Co-Investment Limited Partnership is Bregal General Partner Jersey Limited. The directors of Bregal General Partner Jersey Limited are: Paul Andrew Bradshaw, John Hammill, John David Drury, Andrew Crawford, Wolter Rudolf Brenninkmeijer and Edwin Theo Niers. In such capacities, each of the entities and individuals referenced in this paragraph may also be deemed to be the beneficial owners having shared voting power and shared investment power with respect to the securities as described above. The address of Bregal Europe Co-Investment Limited Partnership is Quartermile One, 15 Lauriston Place, Edinburgh, EH3 9EP, United Kingdom. The address of Bregal General Partner Jersey Limited and the principal business address of each of Messrs. Paul Andrew Bradshaw, John Hammill, and Andrew Crawford is 2nd Floor, Windward House, La Route de la Liberation, St. Helier, JE2 3BQ, Jersey, Channel Islands. The principal business address of each of Messrs. John David Drury and Wolter Rudolf Brenninkmeijer is 81 Fulham Road, 3rd Floor, London SW3 6RD, United Kingdom. The principal business address of Mr. Edwin Theo Niers is Grafenauweg 10, CH-6300, Zug, Switzerland.

  2007 Co-Investment Portfolio L.P., StepStone Capital Partners II Onshore, L.P. and StepStone Capital Partners II Cayman Holding, L.P. (collectively, the "StepStone Funds") hold limited partnership interests in Wengen which collectively relate to approximately 3,999,535 underlying shares of Class B common stock held by Wengen, and may be deemed to have voting and investment power over their respective pro rata shares of such portion of the Class B common stock owned by Wengen as a result of their respective abilities to direct Wengen with respect to certain voting and disposition of such securities. StepStone Group Holdings LLC is the general partner of StepStone Group LP, which is the sole member of StepStone Co-Investment Funds GP, LLC, which is the sole general partner of each of the StepStone Funds. Mr. Darren M. Friedman is principally employed as a Partner of StepStone Group LP and StepStone Group Holdings LLC and is a director of Wengen. The principal business address of each of the StepStone persons is 4275 Executive Square, Suite 500, La Jolla, CA 92037.

  Snow Phipps Group, L.P., SPG Co-Investment, L.P., Snow Phipps Group (B), L.P., Snow Phipps Group (Offshore), L.P., and Snow Phipps Group (RPV), L.P. hold limited partnership interests in Wengen which relate to approximately 3,231,081, 17,483, 31,040, 104,434, and 168,255 underlying shares of Class B common stock held by Wengen, respectively, for an aggregate of 3,552,293 shares, and may also be deemed to have voting and investment power over such portion of the Class B common stock owned by Wengen as a result of their ability to direct Wengen with respect to certain voting and disposition of such securities. Snow Phipps Group, L.P., Snow Phipps Group (B), L.P., Snow Phipps Group (Offshore), L.P., Snow Phipps Group (RPV), L.P. and SPG Co Investment L.P. also own, in aggregate among them, 15,000 shares of Series A Preferred Stock, that, as further described in footnote (1) above, may be converted into a maximum of 1,500,893 shares of Class A common stock, which shares are included above in the table for Ian K. Snow (or 1,367,814, 4,503, 13,108, 44,226, and 71,242 shares of Class A common stock that will be received by Snow Phipps Group, L.P., SPG Co-Investment, L.P., Snow Phipps Group (B), L.P., Snow Phipps Group (Offshore), L.P., and Snow Phipps Group (RPV), L.P., respectively, upon the conversion of 13,670, 45, 131, 442, and 712 shares of Series A Preferred Stock, respectively). SPG GP, LLC is the general partner of Snow Phipps Group (Offshore), L.P., Snow Phipps Group (B), L.P., Snow Phipps Group, L.P., Snow Phipps Group (RPV), L.P., and SPG Co-Investment, L.P. Ian Snow is the sole managing member of SGP GP, LLC. In such capacities, each of the entities and the individual referenced in this paragraph may also be deemed to be the beneficial owners having shared voting power and shared investment power with respect to the securities as described above. The address of each of the persons and entities listed in this paragraph is 667 Madison Avenue, 18th Floor, New York, New York, 10065.

  Caisse de dépôt et placement du Québec holds, directly and indirectly, limited partnership interests in Wengen which relate to approximately 11,491,277 underlying shares of Class B common stock held by Wengen, and may be deemed to have voting and investment power over such portion of the Class B common stock owned by Wengen as a result of its ability to direct Wengen with respect to certain voting and disposition of such securities. The principal business address for Caisse de dépôt et placement du Québec is 1000, place Jean-Paul-Riopelle, Montreal (Québec) H2Z 2B3, Canada.

  Kendall Family Investments, LLC, MMF Moore ET Investments, LP and MEM Moore ET Investments, LP hold, directly and indirectly, limited partnership interests in Wengen which collectively relate to approximately 11,054,982 underlying shares of the Class B common stock held by Wengen, and may be deemed to have voting and investment power over their respective pro rata shares of such portion of the Class B common stock owned by Wengen as a result of their respective abilities to direct Wengen with respect to certain voting and disposition of such securities. Louis M. Bacon is the chief executive officer and director of Moore Capital Management, LP, which serves as discretionary investment manager to

  MMF Moore and MEM Moore ET Investments, LP, ET Investments, LP, and the majority equity holder of Kendall Family Investments, LLC. The principal business address of Moore Capital Management, LP is 11 Times Square, New York, New York 10036.

  Makena Capital Holdings M, L.P. and Makena Contingent Capital Account, L.P. hold, directly and indirectly, limited partnership interests in Wengen which collectively relate to approximately 6,765,025 underlying shares of Class B common stock held by Wengen, and may be deemed to have voting and investment power over their respective pro rata shares of such portion of the Class B common stock owned by Wengen as a result of their respective abilities to direct Wengen with respect to certain voting and disposition of such securities. Makena Capital Management, LLC is the general partner of Makena Capital Holdings M, L.P. and Makena Contingent Capital Account, L.P. The principal business address of Makena Capital Management, LLC is 2755 Sand Hill Road, Suite 200, Menlo Park, California 94025.

(4)
Represents 3,532,737 and 38,691 shares of Class A common stock owned by KKR 2006 Fund (Overseas), Limited Partnership and KKR Partners II (International), L.P., respectively, and, as described further in footnote (1) above, an additional 5,938,532 and 65,039 shares of Class A common stock that may be received by KKR 2006 Fund (Overseas), Limited Partnership and KKR Partners II (International), L.P., respectively, upon the conversion of 59,350 and 650 shares of Series A Preferred Stock, respectively. Does not include the Class B common stock held by Wengen described above further in footnote (3). In the aggregate the investment funds affiliated with KKR may be deemed to beneficially own 135,764,615 shares of Class A Common Stock, which represents, in the aggregate, approximately 72.5% of the outstanding shares of the Class A common stock, calculated pursuant to the rules of the SEC, or 91.8% of the total voting power.

(5)
Represents shares of Class B common stock beneficially owned by funds and individuals affiliated with Sterling. Does not include the Class B common stock held by Wengen described further in footnote (3) above. In the aggregate, such funds and individuals affiliated with Sterling may be deemed to beneficially own 129,858,700 shares of Class A common stock (including 3,529,471 shares of Class A common stock issuable upon conversion of shares of Class B common stock issuable upon the exercise of vested options or options exercisable within 60 days of February 28, 2018 issued to Mr. Becker), which represents, in the aggregate, approximately 70.1% of the outstanding shares of the Class A common stock, calculated pursuant to the rules of the SEC.

(6)
Based solely on information reported by Melvin Capital Management LP on Amendment No. 2 to Schedule 13G filed with the SEC on February 14, 2018. All of these shares are shares of Class A common stock. According to this Amendment to Schedule 13G, Melvin Capital Management LP may be deemed to have shared voting power and shared dispositive power with respect to 5,150,000 shares of Class A common stock as follows: (i) 3,670,196 shares of Class A common stock are held by Melvin Capital Master Fund Ltd (the "Master Fund"), and (ii) 1,479,804 shares of Class A common stock are held by Melvin Capital Onshore LP (the "Onshore Fund") and one or more managed accounts (the "Managed Accounts," and together with the Master Fund and the Onshore Fund, the "Melvin Funds and Accounts"). Melvin Capital Management LP is the investment manager to the Melvin Funds and Accounts. The reporting person listed its address as 527 Madison Avenue, 25th Floor, New York, New York 10022.

(7)
Based solely on information reported by BlackRock, Inc. in a Schedule 13G filed with the SEC on February 1, 2018. All of these shares are shares of Class A common stock. According to this Schedule 13G, BlackRock, Inc. has sole voting power with respect to 4,046,999 shares of Class A common stock, sole dispositive power with respect to 4,133,654 shares of Class A common stock and shared voting power and shared dispositive power with respect to no shares of Class A common stock. The reporting person listed its address as 55 East 52nd Street, New York, New York 10055.

(8)
Based solely on information reported by The Vanguard Group, Inc. in a Schedule 13G filed with the SEC on February 8, 2018. All of these shares are shares of Class A common stock. According to this Schedule 13G, The Vanguard Group, Inc. has sole voting power with respect to 54,150 shares of Class A common stock, sole dispositive power with respect to 4,009,924 shares of Class A common stock, shared voting power with respect to 56,050 shares of Class A common stock and shared dispositive power with respect to 4,065,974 shares of Class A common stock. Additionally, the Schedule 13G reported that Vanguard Fiduciary Trust Company ("VFTC"), a wholly owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 51,150 shares of Class A common stock as a result of its serving as investment manager of collective trust accounts and that Vanguard Investments Australia, Ltd. ("VIA"), a wholly owned subsidiary of The Vanguard Group, Inc., is the beneficial owner of 7,900 shares of Class A common stock as a result of its serving as investment manager of Australian investment offerings. The reporting person listed its address as 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(9)
Based solely on information reported by FMR LLC in a Schedule 13G filed with the SEC on February 13, 2018. All of these shares are shares of Class A common stock. According to this Schedule 13G, FMR LLC has sole voting power with respect to 2,276,550 shares of Class A common stock and sole dispositive power with respect to 3,212,853 shares of Class A common stock and shared voting power and shared dispositive power with respect to no shares of Class A common stock. The reporting person listed its address as 245 Summer Street, Boston, Massachusetts 02210.

(10)
Based solely on information reported by AllianceBernstein L.P. in a Schedule 13G filed with the SEC on February 13, 2018. All of these shares are shares of Class A common stock. According to this Schedule 13G, AllianceBernstein L.P. has sole voting power and sole dispositive power with respect to 3,008,501 shares of Class A common stock and shared voting power and shared dispositive power with respect to no shares of Class A common stock. The Schedule 13G reported that all of these shares were acquired solely for investment purposes on behalf of client discretionary investment advisory accounts. Additionally, the Schedule 13G reported that AllianceBernstein L.P. is a majority-owned subsidiary of AXA Financial, Inc. and an indirect majority-owned subsidiary of AXA SA that operates under independent management and makes independent decisions from AXA and AXA Financial and their respective subsidiaries. The Schedule 13G reported that

  AXA and AXA Financial calculate and report beneficial ownership separately from AllianceBernstein pursuant to guidance provided by the Securities and Exchange Commission in Release Number 34-39538 (January 12, 1998). As reported in the Schedule 13G, AllianceBernstein may be deemed to share beneficial ownership with AXA reporting persons by virtue of 0 shares of common stock acquired on behalf of the general and special accounts of the affiliated entities for which AllianceBernstein serves as a subadvisor. Each of AllianceBernstein and the AXA entities reporting in the Schedule 13G acquired their shares of common stock for investment purposes in the ordinary course of their investment management and insurance businesses. The reporting person listed its address as 1345 Avenue of the Americas, New York NY 10105.

(11)
Based solely on information reported by 12 West Capital Management LP ("12 West Management") in Amendment No. 1 to Schedule 13G filed with the SEC on February 14, 2018. All of these shares are shares of Class A common stock. According to this Amendment to Schedule 13G, 12 West Management has sole voting power and sole dispositive power with respect to 4,077,181 shares of Class A common stock and shared voting power and shared dispositive power with respect to no shares of Class A common stock. Additionally, the Amendment to Schedule 13G reported that 12 West Management serves as the investment manager to 12 West Capital Fund LP, a Delaware limited partnership ("12 West Onshore Fund"), and 12 West Capital Offshore Fund LP, a Cayman Islands exempted limited partnership ("12 West Offshore Fund"), and possesses the sole power to vote and the sole power to direct the disposition of all securities of Laureate Education Inc. (the "Company") held by 12 West Onshore Fund and 12 West Offshore Fund; Joel Ramin, as the sole member of 12 West Capital Management, LLC, the general partner of 12 West Management, possesses the voting and dispositive power with respect to all securities beneficially owned by 12 West Management. The Amendment to Schedule 13G reported that, as of December 31, 2017, 12 West Onshore Fund held 2,389,226 shares of Class A common stock and 12 West Offshore Fund held 1,687,955 shares of Class A common stock. The reporting person listed its address as 90 Park Avenue, 40th Floor, New York, New York 10016.

(12)
Based solely on information reported by Ivy Investment Management Company in Amendment No. 1 to Schedule 13G filed with the SEC on February 14, 2018. All of these shares are shares of Class A common stock. According to this Amendment to Schedule 13G, Ivy Investment Management Company has sole voting power and sole dispositive power with respect to 4,417,491 shares of Class A common stock and shared voting power and shared dispositive power with respect to no shares of Class A common stock. Additionally, the Amendment to Schedule 13 G reported that the securities reported are beneficially owned by one or more open-end investment companies or other managed accounts which are advised or sub-advised by Ivy Investment Management Company ("IICO"), an investment advisory subsidiary of Waddell & Reed Financial, Inc. ("WDR") or Waddell & Reed Investment Management Company ("WRIMCO"), an investment advisory subsidiary of Waddell & Reed, Inc. ("WRI"). WRI is a broker-dealer and underwriting subsidiary of Waddell & Reed Financial Services, Inc., a parent holding company ("WRFSI"). In turn, WRFSI is a subsidiary of WDR, a publicly traded company. The investment advisory contracts grant IICO and WRIMCO all investment and/or voting power over securities owned by such advisory clients. The investment sub-advisory contracts grant IICO and WRIMCO investment power over securities owned by such sub-advisory clients and, in most cases, voting power. Any investment restriction of a sub-advisory contract does not restrict investment discretion or power in a material manner. Therefore, IICO and/or WRIMCO may be deemed the beneficial owner of the securities covered by this statement under Rule 13d-3 of the Securities Exchange Act of 1934. IICO, WRIMCO, WRI, WRFSI and WDR are of the view that they are not acting as a "group" for purposes of Section 13(d) under the Securities Exchange Act of 1934. Indirect "beneficial ownership" is attributed to the respective parent companies solely because of the parent companies' control relationship to WRIMCO and IICO. The reporting person listed its address as 6300 Lamar Ave, Overland Park, Kansas 66202.

(13)
Represents shares of shares of Class A common stock that will be received by Abraaj Platinum Holdings LP upon the conversion of 127,000 shares of Series A Preferred Stock. The address of Abraaj Platinum Holdings LP is c/o The Abraaj Group, Pedregal 24-801B, Molino del Rey, 11040, Mexico City, Mexico.

(14)
Represents shares of shares of Class A common stock that will be received by (i) AP Investment Europe III L P upon the conversion of approximately 2,931 shares of Series A Preferred Stock, (ii) Apollo Hercules Partners L P upon the conversion of approximately 2,620 shares of Series A Preferred Stock, (iii) Apollo Union Street Partners L P upon the conversion of approximately 1,905 shares of Series A Preferred Stock, (iv) Apollo Thunder Partners L P upon the conversion of approximately 2,184 shares of Series A Preferred Stock, (v) Apollo Kings Alley Credit Fund L P upon the conversion of approximately 2,185 shares of Series A Preferred Stock, (vi) Apollo Lincoln Private Credit L P upon the conversion of approximately 2,130 shares of Series A Preferred Stock, (vii) Apollo A-N Credit Fund (Delaware) LP upon the conversion of approximately 2,352 shares of Series A Preferred Stock, (viii) Apollo Tower Credit Fund L P upon the conversion of approximately 5,540 shares of Series A Preferred Stock, (ix) Apollo Special Situations Fund L P upon the conversion of 63,500 shares of Series A Preferred Stock, (x) Apollo Centre Street Partnership LP upon the conversion of approximately 6,554 shares of Series A Preferred Stock, (xi) Apollo Zeus Strategic Investments LP upon the conversion of approximately 3,528 shares of Series A Preferred Stock, and (xii) Apollo Credit Opportunity Trading Fund III upon the conversion of approximately 29,200 shares of Series A Preferred Stock. The reporting person listed its address as c/o Apollo Tower Credit Fund L P, One Manhattanville Road, Suite 201, Purchase, New York 10577.

(15)
No shares are pledged as security.

(16)
The director is affiliated with Wengen or an investor in Wengen. Does not include the Class B common stock held of record by Wengen and the 589,830 shares of Class B common stock subject to the Wengen Proxy. See footnote 3 for further information on any beneficial ownership of securities indirectly held through Wengen.

(17)
Includes Mr. Becker's allocable share of certain equity securities of the Company that are subject to the Founders' Agreement (as defined and described in "Executive Compensation-Executive Profits Interests"), including (i) his allocable share of the shares issuable upon the exercise of vested options or options exercisable within 60 days of February 28, 2018 to purchase an aggregate of 3,529,471 shares of Class B common stock issued to Mr. Becker and (ii) his allocable share of the 125,724 shares of Class B common stock issued to Mr. Becker. Does not include 12,490 shares of Class B common stock held by the 2002 GST Exempt Harvest Trust, a trust of which Mr. Becker is the sole beneficiary, but as to which Mr. Becker is not a trustee and does not have voting or investment power over the securities it holds. Mr. Becker disclaims beneficial ownership of these shares. Includes 13,889 shares of Class B common stock held by Sterling Fund Management, LLC, an affiliate of Sterling Partners. Mr. Becker shares voting and dispositive power with respect to the shares of Class B common stock held by this affiliate of the Sterling Founders, with Messrs. Taslitz and Hoehn-Saric.

(18)
Includes 4,611 shares of Class B common stock reserved for issuance upon distribution of Mr. Carroll's Post-2004 DCP account when he retires from the Company's Board of Directors.

(19)
Represents 3,060 shares of Class A common stock issued to Cohen Private Ventures, LLC pursuant to the Company's non-employee director compensation program at the request of Mr. Andrew Cohen in lieu of issuance to Mr. Andrew Cohen and 6,498 shares of Class B common stock issued to S.A.C. Capital Advisors, L.P. pursuant to the Company's non-employee director compensation program at the request of Mr. Andrew Cohen in lieu of issuance to Mr. Andrew Cohen and subsequently transferred to Cohen Private Ventures, LLC. Mr. Andrew Cohen disclaims beneficial ownership over such securities.

(20)
Includes limited partnership interests in Wengen held, directly and indirectly, by Mr. del Corro which relate to approximately 59,578 underlying shares of Class B common stock held by Wengen, over which he may be deemed to have voting and investment power as a result of his ability to direct Wengen with respect to certain voting and disposition of such securities. Shares of Class B common stock held by Wengen are convertible by Wengen into shares of Class A common stock of Laureate, in accordance with the terms of our amended and restated certificate of incorporation, at the discretion of the general partner of Wengen.

(21)
Includes 25,770 shares of Class A common stock and 19,698 shares of Class B common stock.

(22)
Includes 6,885 shares of Class A common stock and 19,698 shares of Class B common stock.

(23)
Includes 3,837 shares of Class B common stock held by Snow Phipps and a maximum of 1,500,893 shares of Class A common stock that, as further described in footnote (1) above, may be received by Snow Phipps upon the conversion of an aggregate of 15,000 shares of Series A Preferred Stock (or 1,367,814, 4,503, 13,108, 44,226, and 71,242 shares of Class A common stock that may be received by Snow Phipps Group, L.P., SPG Co-Investment, L.P., Snow Phipps Group (B), L.P., Snow Phipps Group (Offshore), L.P., and Snow Phipps Group (RPV), L.P., respectively, upon the conversion of 13,670, 45, 131, 442, and 712 shares of Series A Preferred Stock, respectively). Includes 2,819 shares of Class B common stock reserved for issuance upon distribution of Mr. Snow's Post-2004 DCP account when he retires from the Company's board of directors. See "—Executive Compensation—Director Compensation." Mr. Snow disclaims beneficial ownership of the shares held, directly or indirectly, by Snow Phipps.

(24)
Includes Mr. Taslitz's allocable share of certain equity securities of the Company that are subject to the Founders' Agreement (as defined and described in (as defined and described in "Executive Compensation-Executive Profits Interests"), including (i) his allocable share of the shares issuable upon the exercise of vested options or options exercisable within 60 days of February 28, 2018 to purchase an aggregate of 3,529,471 shares of Class B common stock issued to Mr. Becker and (ii) his allocable share of the 125,724 shares of Class B common stock issued to Mr. Becker. Includes 13,889 shares of Class B common stock held by Sterling Fund Management, LLC, an affiliate of Sterling Partners. Mr. Taslitz shares voting and dispositive power with respect to the shares of Class B common stock held by this affiliate of the Sterling Founders, with Messrs. Becker and Hoehn-Saric.

(25)
Includes shares issuable upon exercise of options to purchase an aggregate of 19,313 shares of Class A common stock underlying vested equity awards that are exercisable as of or within 60 days of the date of the above table, and shares issuable upon exercise of options to purchase an aggregate of 536,026 shares of Class B common stock that are exercisable as of or within 60 days of the date of the above table (of which awards for an aggregate of 14,561 of such shares of Class B common stock vested on March 30, 2018). Does not include 46,772 restricted stock units reported as Class A common stock in Table I of Mr. Serck-Hanssen's Form 4 filed on March 7, 2018. Includes 20,834 performance stock units issuable as shares of Class A common stock and 11,515 performance share units issuable as shares of Class B common stock, which vested on March 30, 2018 and which were converted to shares of Class A common stock on the same date. Does not include shares netted to satisfy withholding tax obligations in connection with the vesting of the performance share units.

(26)
Includes shares issuable upon exercise of options to purchase an aggregate of 19,313 shares of Class A common stock that are exercisable as of or within 60 days of the date of the above table and shares issuable upon exercise of options or other equity awards to purchase an aggregate of 256,249 shares of Class B common stock that are exercisable as of or within 60 days of the date of the above table. Does not include 36,684 restricted stock units reported as Class A common stock in Table I of Mr. Berckemeyer's Form 4 filed on March 7, 2018. Includes 20,834 performance share units issuable as shares of Class A common stock and 11,581 performance share units issuable as Class B common stock, which vested on March 30, 2018 and which were converted to shares of Class A common stock on the same date. Does not include shares netted to satisfy withholding tax obligations in connection with the vesting of the performance share units.

(27)
Mr. Guimarães served as President and Chief Operating Officer until March 23, 2017.

(28)
Includes shares issuable upon exercise of options to purchase an aggregate of 54,945 shares of Class B common stock that are exercisable as of or within 60 days of the date of the above table (of which awards for an aggregate of 10,989 of such shares of Class B common stock vested on March 30, 2018). Mr. Daniels served as the Chief Executive Officer of the EMEAA region until December 31, 2017. Includes 8,692 performance share units issuable as shares of Class B common stock which vested on March 30, 2018 and which were converted to shares of Class A common stock on the same date. Does not include shares netted to satisfy withholding tax obligations. Does not include shares issuable upon exercise to purchase an aggregate of 137,362 shares of Class B common stock which expired and were forfeited as of March 31, 2018.

(29)
Includes shares issuable upon exercise of options to purchase an aggregate of 203,920 shares of Class A common stock that are exercisable as of or within 60 days of the date of the above table, and shares issuable upon exercise of options to purchase an aggregate of 145,340 shares of Class B common stock that are exercisable as of or within 60 days of the date of the above table (of which an award for 8,997 of such shares of Class B common stock vested on March 30, 2018 and which were converted to shares of Class A common stock on the same date). Includes 4,228 performance share units issuable as Class A common stock and 6,452 performance share units issuable as Class B common stock, which vested on March 30, 2018. Does not include shares netted to satisfy withholding tax obligations in connection with the vesting of the performance share units. Mr. Zentz served as the Company's Senior Vice President and General Counsel until December 31, 2017.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

  Wengen Securityholders Agreement and Registration Rights Agreement

        In connection with the completion of our initial public offering, on February 6, 2017, we entered into (i) the Wengen Securityholders Agreement, with Wengen and certain other parties thereto, and (ii) an amended and restated registration rights agreement (the "Registration Rights Agreement") among Wengen, Wengen Investments Limited, the Company and the other parties thereto.

        Wengen Securityholders Agreement.    Under the Wengen Securityholders Agreement, until Wengen ceases to own at least 40% of the common equity of Laureate, it is entitled to designate a proportion of our Directors commensurate with its relative economic ownership of our common stock; however, as of the date of this Proxy Statement, Wengen has chosen to limit its designees on our Board of Directors. Pursuant to the Wengen Securityholders Agreement, four of Wengen's seven Director designees are selected by KKR, Sterling Capital Partners II, L.P., Bregal, and CPV. KKR is entitled to designate one of Laureate's Directors so long as KKR owns at least a number of shares held through or acquired from Wengen in an amount equal to $75 million divided by the per share initial public offering price of the Class A common stock. Mr. Cornog currently serves as the KKR-designated Director. Sterling Capital Partners II, L.P. is entitled to designate one of Laureate's Directors so long as the Sterling Parties collectively own at least a number of shares held through or acquired from Wengen in an amount equal to $75 million divided by the per share initial public offering price of the Class A common stock. Mr. Taslitz currently serves as the Sterling-designated Director. Bregal is entitled to designate one of Laureate's Directors so long as Bregal owns at least a number of shares held through or acquired from Wengen in an amount equal to $75 million divided by the per share initial public offering price of the Class A common stock. Mr. Van Doosselaere currently serves as the Bregal-designated Director. CPV is entitled to designate one of Laureate's Directors so long as CPV owns at least a number of shares held through or acquired from Wengen in an amount equal to $75 million divided by the per share initial public offering price of the Class A common stock. Mr. Cohen currently serves as the CPV-designated Director. The remaining three Wengen designees to the Laureate Board of Directors are selected by the vote of holders of a majority of interests in Wengen and are currently Mr. Carroll, Mr. del Corro and Mr. Snow. In the event that any of KKR, Bregal, CPV or the Sterling Parties ceases to own its respective minimum number of shares, then the Director designee selected by such party shall offer his or her resignation and such party shall no longer be entitled to designate a Director to our Board of Directors. The Wengen Securityholders' Agreement does not terminate upon the dissolution of Wengen. See "Certain Relationships and Related Party Transactions, and Director Independence—Information Regarding the Laureate Board" for additional information.

        Registration Rights Agreement.    Pursuant to the Wengen Registration Rights Agreement, certain registration rights in connection with our initial public offering were granted to Wengen and investment funds and other investors affiliated with or managed by, among others, Douglas L. Becker, our Chairman and founder, Steven M. Taslitz, a Director of the Company, KKR, CPV, Bregal, Snow Phipps, StepStone Group LP (together with its affiliates, "StepStone"), Sterling Fund Management, LLC (together with its affiliates and investment funds managed by it, "Sterling Partners" and, collectively, the "Wengen Investors"). Pursuant to the existing Registration Rights Agreement, the Wengen Investors were granted the right, beginning 180 days following the completion of our initial public offering to cause us, at our expense, to use our reasonable best efforts to register certain shares of common stock held by the Wengen Investors and any securities issued in replacement of or in exchange for such shares of common stock for public resale, subject to certain limitations as set forth in the Registration Rights Agreement. The exercise of this "demand" right is limited to ten requests in the aggregate. In the event that we register any of our common stock following completion of our initial public offering, the Wengen Investors and management (pursuant to a provision in the Management Stockholder's Agreements, as defined below) have a "piggyback right" which allows them to require us to use our reasonable best efforts to include shares of our common stock held by them in such registration, subject to certain limitations. The existing Registration Rights Agreement also provides for our indemnification of the Wengen Investors and management in connection with the registration of their securities. The Company become a party to the Registration Rights Agreement effective upon the consummation of the initial public offering.

  Management Stockholder's Agreements

        Each of the stockholders of Laureate who are employees or directors or former employees or directors of Laureate has entered into a stockholder's agreement (each, a "Management Stockholder's Agreement") with Laureate and Wengen that gives Wengen a proxy to vote such holder's shares of Laureate's Class B common stock. In addition to the voting proxy on shares held by current and former employees and directors of Laureate, as previously disclosed in our Annual Report on Form 10-K for the year ended December 31, 2016 ("2016 Form 10-K"), each Management Stockholder's Agreement also imposes certain restrictive covenants on such employees, directors or former employees or directors party to a Management Stockholder's Agreement, including nondisclosure, noncompetition and nonsolicitation covenants. Subsequent to our initial public offering, the Management Stockholder's Agreements also grants each of our stockholders who are employees or directors or former employees or directors of Laureate certain piggyback registration rights in any registered sale of our common stock by Wengen or the Wengen Investors, subject to customary underwriters' restrictions, including pro rata reduction and execution of customary custody and lockup agreements. The piggyback registration rights provided in the Management Stockholder's Agreements expire upon a change in control of Laureate. The registration rights also provide for our indemnification of the stockholders and their affiliates in connection with the "piggyback" registration of their securities.

  Agreements with Holders of Series A Preferred Stock

        Subscription Agreement.    As more fully discussed in our 2016 Form 10-K, on December 4, 2016, we signed the Subscription Agreement with six investors, including KKR and Snow Phipps, which purchased $60 million and $15 million worth of shares of Series A Preferred Stock, respectively, pursuant to which we agreed to issue an aggregate of 400,000 shares of Series A Preferred Stock in a private offering for total gross proceeds of $400 million and total net proceeds of approximately $383 million. Closing of the first tranche of funding for this transaction occurred on December 20, 2016 and we received net proceeds, after issuance costs, of approximately $328 million. One investor funded a portion of its purchase price equal to $57 million (approximately $55 million net of issuance costs) on January 18, 2017 and the remainder on January 23, 2017. The proceeds from the Series A Preferred Stock offering have been used to pay transaction expenses, including structuring fees to certain of the purchasers of the Series A Preferred Stock (including a fee of $1.8 million to KKR and $450,000 to Snow Phipps), to repay a portion of our outstanding debt (other than any debt held by our stockholders, employees, officers or directors, including their affiliates), and for working capital and general corporate purposes. During the year ended December 31, 2017, the Company paid cash dividends on the Series A Preferred Stock totaling approximately $18 million, of which approximately $3.6 million was paid to KKR and Snow Phipps.

        In connection with the transactions contemplated by the Subscription Agreement, Laureate executed both a stockholders agreement (the "Stockholders Agreement") and a registration rights agreement (the "Series A Registration Rights Agreement"), each of which are filed with the Securities and Exchange Commission as exhibits to the registration statement on Form S-1 filed with the SEC in connection with our initial public offering in January 2017 and are described in our 2016 Form 10-K.

  Santa Fe University of Arts and Design (SFUAD)

        SFUAD is owned by Wengen, our controlling stockholder. We are affiliated with SFUAD, but do not own or control it. On May 18, 2016, SFUAD announced that it had signed an agreement to be acquired by a private education provider with a global network of colleges and universities that focus on art and design education. This agreement was terminated by the parties thereto on March 29, 2017. On April 12, 2017, SFUAD announced that it plans to close after the end of the 2017-2018 academic year and will work with its students on a phased teach-out and transfer process for students who are eligible to complete their degrees by May 2018 and appropriate transfer opportunities for other students. The teach-out plan has been approved by the Higher Learning Commission (HLC).

        As of December 31, 2017, we had a payable to SFUAD of approximately $1.25 million related to a surety bond issued to the New Mexico Higher Education Department that Laureate is maintaining on SFUAD's behalf. The cash collateral for the bond, which is recorded in Restricted cash and investments on our December 31, 2017 Consolidated Balance Sheet, was funded by SFUAD and therefore is recorded as a payable to SFUAD.

  Transactions between Laureate and Affiliates, Wengen, Directors and a Former Executive

        Sylvan Laureate Foundation.    During the first quarter of 2017, Laureate made a charitable contribution of $2.0 million to the Sylvan Laureate Foundation, a non-profit foundation that supports programs designed to promote education and best practices and principles in teaching. The payment was accrued in prior periods.

        KKR Capital Markets.    An affiliate of one of the Wengen investors, KKR Capital Markets, acted as a financial adviser in connection with our IPO and our 2017 debt refinancing; we paid this affiliate approximately $2.7 million for its services during the year ended December 31, 2017.

        I/O Data Centers, LLC.    We have agreements in place with I/O Data Centers, LLC and affiliates ("I/O") pursuant to which I/O provides modular data center solutions to the Company. Mr. Taslitz, our director, is also a director of the parent of I/O. Additionally, this director, our former CEO, and Sterling Partners (a private equity firm co-founded by the director, our former CEO, and others) maintain an ownership interest in I/O. During the year ended December 31, 2017, we incurred costs for these agreements of approximately $0.5 million.

        Relationship with KKR.    As part of our initial public offering in February 2017, an affiliate of KKR purchased from the underwriters 3,571,428 shares of Class A common stock at the initial public offering price.

  Conflicts of Interest Policy

        The Audit Committee reviews all relationships and transactions in which Laureate and our directors and executive officers or their immediate family members are participants to determine whether such persons have a direct or indirect material interest in any particular transaction. The Company's legal staff is primarily responsible for the development and implementation of processes and controls to obtain information from the directors and executive officers with respect to related person transactions and for then determining, based on the facts and circumstances, whether Laureate or a related person has a direct or indirect material interest in the transaction. The Audit Committee of the Board of Directors reviews and approves or ratifies any related person transaction that meets this standard. In the course of the Audit Committee's review and approval or ratification of a disclosable related person transaction, the committee considers:

  •
  the nature of the related person's interest in the transaction;

  •
  the material terms of the transaction, including the amount and type of transaction;

  •
  the importance of the transaction to the related person;

  •
  the importance of the transaction to Laureate;

  •
  whether the transaction would impair the judgment of a director or executive officer to act in the best interest of Laureate; and

  •
  any other matters the committee deems appropriate.

        Any member of the Audit Committee who is a related person with respect to a transaction under review may not participate in the deliberations or vote respecting approval or ratification of the transaction, provided that such director may be counted in determining the presence of a quorum at a meeting of the committee that considers the transaction.

  Information Regarding the Laureate Board

        Our Board of Directors consists of 13 persons, seven of whom are designated by Wengen. Until Wengen ceases to own at least 40% of the common equity of Laureate, it is entitled to designate a proportion of the Laureate Directors commensurate with its relative economic ownership but, as of the date of this proxy statement, Wengen has chosen to limit its designees on the Board of Directors. Pursuant to the Wengen Securityholders Agreement, four of Wengen's seven Directors shall be selected by KKR, Sterling Capital Partners II, L.P., Bregal and CPV. KKR will be entitled to designate one of Laureate's Directors so long as KKR owns at least a number of shares held through or acquired from Wengen in an amount equal to $75 million divided by the per share initial public offering price of the Class A common stock. Mr. Cornog currently serves as the KKR-designated Director. Sterling Capital Partners II, L.P. will be entitled to designate one of Laureate's Directors so long as the Sterling Parties collectively own at least a number of shares held through or acquired from Wengen in an amount equal to $75 million divided by the per share initial public offering price of the Class A common stock. Mr. Taslitz currently serves as the Sterling-designated Director. Bregal will be entitled to designate one of Laureate's Directors so long as Bregal owns at least a number of shares held through or acquired from Wengen in an amount equal to $75 million divided by the per share initial public offering price of the Class A common stock. Mr. Van Doosselaere currently serves as the Bregal-designated Director. CPV will be entitled to designate one of Laureate's directors so long as CPV owns at least a number of shares held through or acquired from Wengen in an amount equal to $75 million divided by the per share initial public offering price of the Class A common stock. Mr. Cohen currently serves as the CPV-designated director. The remaining three Wengen designees to the Laureate Board of Directors will be selected by the vote of holders of a majority of interests in Wengen and are currently Mr. Carroll, Mr. del Corro and Mr. Snow. Wengen may decide to change the individuals it is entitled to have elected to our Board of Directors. The Wengen Securityholders Agreement does not terminate upon the dissolution of Wengen. See "Proposal 1: Election of Directors—Directors Designated by the Wengen Investors under the Wengen Securityholders Agreement" for additional information."

        In December 2017, Wengen entered into an agreement with Mr. Becker, who previously served as Laureate's Chief Executive Officer, whereby Mr. Becker will serve as the non-executive Chairman of Laureate's board. See "—Executive Compensation—Potential Payments Upon Termination or Change in Control—Becker Chairman Agreement" for additional information.

PROPOSAL 2: NON-BINDING ADVISORY VOTE
ON EXECUTIVE COMPENSATION
("SAY-ON-PAY")

  Background

        The Dodd-Frank Wall Street Reform and Consumer Protection Act, or the "Dodd-Frank Act", requires that our stockholders have the opportunity to cast an advisory (non-binding) vote on executive compensation, commonly referred to as a "Say-on-Pay" vote.

        The advisory vote on executive compensation is a non-binding vote on the compensation of our named executive officers as described in the Compensation Discussion and Analysis section, the tabular disclosure regarding such compensation, and the accompanying narrative disclosure, set forth in this Proxy Statement. The Compensation Discussion and Analysis section starts on page 14 of this Proxy Statement. Please read the Compensation Discussion and Analysis section, which provides a detailed discussion of our executive compensation program and compensation philosophy, including information about the 2017 compensation of our Named Executive Officers. This advisory vote on executive compensation is not a vote on our general compensation policies, the compensation of our Board of Directors, or our compensation policies as they relate to risk management.

        The vote solicited by this Proposal 2 is advisory and therefore is not binding on Laureate, our Board of Directors or our Compensation Committee. The outcome of the vote will not require Laureate, our Board of Directors or our Compensation Committee to take any action and will not be construed as overruling any decision by Laureate, our Board of Directors or our Compensation Committee. Furthermore, because this non-binding, advisory resolution primarily relates to the compensation of our Named Executive Officers that has already been paid or contractually committed, there is generally no opportunity for us to revisit these decisions. However, our Board of Directors, including our Compensation Committee, values the opinions of our stockholders and, to the extent there is any significant vote against the executive officer compensation as disclosed in this Proxy Statement, we will consider our stockholders' concerns and evaluate what actions, if any, may be appropriate to address those concerns. Stockholders will be asked at the 2018 Annual Meeting to approve the following resolution pursuant to this Proposal 2:

  "RESOLVED, that the compensation paid to the Named Executive Officers of Laureate Education, Inc., as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion included in this proxy statement, is hereby APPROVED."

        Assuming that a quorum is present, the affirmative vote of the holders of a majority in voting power of the shares of Class A common stock and Class B common stock that are present in person or by proxy and entitled or required to vote on Proposal 2 will be necessary to approve the advisory vote on the executive compensation as disclosed in this Proxy Statement. Abstentions and broker non-votes will have the effect of a vote against Proposal 2.

Recommendation

        Our Board of Directors recommends that you vote "FOR" the approval of the executive compensation as disclosed in this Proxy Statement and as described in this "Proposal 2: Non-Binding Advisory Vote on Executive Compensation."

        If no vote indication is made on the accompanying proxy card or vote instruction form prior to the start of the 2018 Annual Meeting, each such proxy will be deemed to grant authority to vote "FOR" the approval of the executive compensation as disclosed in this Proxy Statement and as described in this "Proposal 2: Non-Binding Advisory Vote on Executive Compensation."

 PROPOSAL 3: FOR RATIFICATION OF PRICEWATERHOUSECOOPERS LLP
AS THE COMPANY'S INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

        Our Board of Directors, upon the recommendation of the Audit Committee, has ratified the appointment of PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2018. The Audit Committee of our Board of Directors is solely responsible for selecting our independent public accountants. Although stockholder approval is not required to appoint PricewaterhouseCoopers LLP as our independent public accountant firm, we believe that submitting the appointment of PricewaterhouseCoopers LLP to our stockholders for ratification is a matter of good corporate governance. If our stockholders do not ratify the appointment, then the appointment may be reconsidered by the Audit Committee. Even if the appointment is ratified, the Audit Committee may engage a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interest of our Company and our stockholders.

        We expect representatives of PricewaterhouseCoopers LLP will be present at the annual meeting and available to answer stockholders' questions.

        Assuming a quorum is present, the affirmative vote of the holders of a majority in voting power of the shares of Class A common stock and Class B common stock that are present in person or by proxy and entitled or required to vote on Proposal 3 will be necessary to ratify the appointment of PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2018. Since Proposal 3 is a routine matter, there will be no broker non-votes, but abstentions will have the effect of a vote against Proposal 3.

  Recommendation

        Our Board of Directors recommends that stockholders vote "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP as Laureate's independent registered public accounting firm for the fiscal year ending December 31, 2018.

        If no vote indication is made on the accompanying proxy card or vote instruction form prior to the start of the 2018 Annual Meeting, each such proxy will be deemed to grant authority to vote "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP as Laureate's independent registered public accounting firm for the fiscal year ending December 31, 2018.

  Audit Fees and All Other Fees

        The following table shows the fees for audit and other services provided by PricewaterhouseCoopers LLP for 2017 and 2016 (in millions):

(in millions)	2017	2016
Audit Fees	$11.3	$14.5
Audit-Related Fees	3.7	1.2
Tax Fees	1.1	0.5
All Other Fees	0.6	0.2

Total	$16.7	$16.4

  Audit Fees

        This category includes fees related to the audit of our annual consolidated financial statements; the review of our quarterly consolidated financial statements; comfort letters, consents, and assistance with and review of documents filed with the SEC; offering memoranda, purchase accounting and other accounting, and financial reporting consultation and research work billed as audit fees or necessary to comply with the standards of the Public Company Accounting Oversight Board (United States).

  Audit-Related Fees

        The category consists of fees for audit-related services that are reasonably related to the performance of the audit or review of our consolidated financial statements. Audit-related fees primarily include fees related to service auditor examinations, statutory audits required domestically and internationally, due diligence related to mergers and acquisitions, attest services that are not required by statute or regulation, and consultation concerning financial accounting and reporting standards not classified as audit fees.

  Tax Fees

        This category consists of fees for tax compliance, tax advice and tax planning services.

  All Other Fees

        This category consists of fees for services that are not included in the above categories.

  Audit Committee Pre-approval of Service of Independent Registered Public Accounting Firm

        Our Audit Committee has established a policy to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services, and other services. Under the policy, our Audit Committee annually reviews and pre-approves services that may be provided by the independent registered public accounting firm for each audit year. The pre-approval is detailed as to the particular service or category of services and is subject to a specific budget. Once pre-approved, the services and pre-approved amounts are monitored against actual charges incurred and modified if appropriate. The Chairperson of the Committee has the authority to pre-approve such services between meetings of our Audit Committee and reports such pre-approvals to our Audit Committee at the next regularly scheduled meeting.

        During 2017, all audit and non-audit services provided by PricewaterhouseCoopers LLP were pre-approved by our Audit Committee or, consistent with the pre-approval policy of our Audit Committee, by the Chairperson of our Audit Committee for inter-meeting pre-approvals.

        In the event the stockholders fail to ratify the appointment, the Audit Committee will consider it a direction to select other auditors for the subsequent year. Even if the appointment is ratified, the Audit Committee, in its discretion, may select a new independent registered public accounting firm at any time during the year if it feels that such a change would be in the best interest of Laureate and its stockholders.

 PROPOSAL 4: ADVISORY VOTE ON THE FREQUENCY
OF FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION
("SAY-ON-FREQUENCY")

        Pursuant to Regulation 14A of the Exchange Act, we are asking stockholders to vote on whether future advisory votes on executive compensation of the nature reflected in Proposal 2 above should occur every year, every two years or every three years.

        The frequency of the advisory vote concerning the compensation of our Named Executive Officers receiving the greatest number of votes—every year, every two years or every three years—will be the frequency recommended by our stockholders. We believe that holding an annual advisory vote on executive compensation provides Laureate with more direct and immediate feedback on our compensation disclosures. Stockholders, however, should note that because the advisory vote on executive compensation occurs well after the beginning of the compensation year, and because the different elements of our executive compensation programs are designed to complement one another, in many cases it may not be appropriate or feasible to drastically change our executive compensation programs in consideration of any one year's advisory vote on executive compensation by the time of the following year's annual meeting of stockholders. We nonetheless believe that an annual advisory vote on executive compensation is consistent with our practice of seeking input and engaging in dialogue with our stockholders on corporate governance matters and our executive compensation philosophy, policies and practices.

        This advisory vote on the frequency of future advisory votes on executive compensation is non-binding on the Board of Directors. Stockholders will be able to specify one of four choices for this proposal on the proxy card: "1 YEAR," "2 YEARS," "3 YEARS" or "ABSTAIN." Stockholders are not voting to approve or disapprove the recommendation of the Board of Directors. Although non-binding, the Board of Directors and the Compensation Committee will carefully review the voting results. Notwithstanding the recommendation of the Board of Directors and the outcome of the stockholder vote, the Board of Directors may in the future decide to conduct advisory votes on a more or less frequent basis and may vary its practice based on factors such as discussions with stockholders and the adoption of material changes to compensation programs.

        Assuming a quorum is present, the option that receives the affirmative vote of the holders of a majority in voting power of the shares of Class A common stock and Class B common stock that are present in person or by proxy and entitled or required to vote on Proposal 4 will be the option selected by stockholders. If no option receives a majority of the votes present in person or by proxy and entitled or required to vote on Proposal 4, the option that receives the most votes will be considered the option selected by stockholders. Since the option receiving the greatest number of votes—one year, two years, or three years—will be the frequency recommended by our stockholders, abstentions and broker non-votes will have no effect on the outcome of Proposal 4.

  Recommendation

        Our Board of Directors recommends that you vote "ONE YEAR" on the advisory vote on the frequency of future advisory votes on executive compensation.

        If no vote indication is made on the accompanying proxy card or vote instruction form prior to the start of the 2018 Annual Meeting, each such proxy will be deemed to grant authority to vote "ONE YEAR" on the advisory vote on the frequency of future advisory votes on executive compensation.

ANNUAL REPORT

        Our 2017 Annual Report on Form 10-K, which includes our consolidated financial statements for the year ended December 31, 2017, is available on our website at http://investors.laureate.net under "Investors" and "SEC Filings." Otherwise, please call (410) 843-6100 and a copy will be sent to you without charge. You may also request a free copy of our annual report on Form 10-K for the fiscal year ended December 31, 2017 by writing to Laureate Education, Inc., c/o Investor Relations, 650 S. Exeter Street, Baltimore, Maryland 21202.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

        Stockholders or other interested parties may communicate with any Director or Committee of the Board of Directors by writing to them c/o Investor Relations, Laureate Education, Inc., 650 S. Exeter Street, Baltimore, Maryland 21202. Comments or questions regarding Laureate's accounting, internal controls or auditing matters will be referred to members of the Audit Committee. Comments or questions regarding the nomination of directors and other corporate governance matters will be referred to members of the Nominating and Corporate Governance Committee.

        The Company has a policy of encouraging all directors to attend the annual stockholder meetings. All of our directors intend to attend the 2018 Annual Meeting.

DEADLINES FOR SUBMITTING STOCKHOLDER PROPOSALS FOR THE 2019 ANNUAL MEETING

        We provide stockholders with the opportunity, under certain circumstances and consistent with our Bylaws and the rules of the SEC, to participate in the governance of Laureate by submitting proposals and director nominations for consideration at our annual meetings of stockholders. Proposals from stockholders are given careful consideration by us in accordance with Rule 14a-8 promulgated under the Exchange Act ("Rule 14a-8"). For a proposal to be included in our proxy statement and proxy card for our 2019 Annual Meeting of Stockholders, such proposal must comply with Rule 14a-8 and must be received by us in writing no later than December 14, 2018. Additionally, if our 2019 Annual Meeting of Stockholders is held on May 23, 2019, any stockholder proposal or director nomination for our 2019 Annual Meeting of Stockholders that is not intended for inclusion in our proxy statement and proxy card in respect of such meeting will be considered "untimely" if it is received by us prior to the close of business on January 23, 2019, or after the close of business on February 22, 2019. An untimely proposal may not be brought before or considered at our 2019 Annual Meeting of Stockholders. Any stockholder proposal or director nomination submitted must also be made in compliance with our Amended and Restated Certificate of Incorporation, Bylaws and, if applicable, Wengen Securityholders Agreement.

        All stockholder proposals and director nominations must be addressed to the attention of our Secretary at 650 S. Exeter Street, Baltimore, Maryland 21202. The chairman of our 2019 Annual Meeting may refuse to acknowledge the introduction of any stockholder proposal or director nomination not made in compliance with the foregoing procedures.

HOUSEHOLDING OF PROXY MATERIALS

        The SEC has adopted rules that permit companies and intermediaries (e.g., banks, brokers or other nominees) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

        Stockholders that share the same address may not receive separate copies of proxy materials, unless we have received contrary instructions from such stockholders. If you are receiving multiple sets of our proxy materials and wish to receive only one set in the future, or if you are currently only receiving one set of our proxy materials and wish to receive separate sets of proxy materials for you and the other stockholders sharing your address, please notify us or your bank, broker or other nominee by indicating your preference on the enclosed proxy card or vote instruction form. We will deliver an additional copy of our proxy materials to you, without charge, upon written request sent to Laureate Education, Inc., 650 S. Exeter Street, Baltimore, Maryland 21202, Attention: Secretary. Our proxy materials are also available on the Investors section of our website at http://www.laureate.net.

OTHER MATTERS

        As of April 13, 2018, our Board of Directors knows of no other business to be acted upon at the 2018 Annual Meeting. However, if any additional matters are presented at the meeting, it is the intention of the persons named in the accompanying proxy to vote in accordance with their judgment on those matters.

BY ORDER OF THE BOARD OF DIRECTORS,

Victoria E. Silbey Senior Vice President, Secretary, and Chief Legal Officer

 LAUREATE EDUCATION, INC. 650 S. EXETER STREET BALTIMORE, MARYLAND 21202-4382 VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. Eastern Daylight Time on 05/22/2018. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. Eastern Daylight Time on 05/22/2018. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR the following: For Withhold For All AllAllExcept To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. 1. To elect thirteen (13) directors, each of whom shall hold office for a one year term until the 2019 Annual Meeting of Stockholders. Nominees 000 The Board of Directors recommends you vote FOR proposals 2 and 3. ForAgainst Abstain 2To approve the advisory vote to approve named executive officer compensation. 3To ratify the appointment of PricewaterhouseCoopers LLP as Laureate's independent registered public accounting firm for the year ending December 31, 2018. 000 000 NOTE: Such other business as may properly come before the meeting or any adjournment thereof. The Board of Directors recommends you vote 1 YEAR on the following proposal:1 year 2 years 3 years Abstain Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must 0000375309_1 R1.0.1.17 0000 sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

0000375309_2 R1.0.1.17 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement and Annual Report are available at www.proxyvote.com LAUREATE EDUCATION, INC. Annual Meeting of Stockholders May 23, 2018 10:00 AM E.D.T. This proxy is solicited by the Board of Directors The undersigned hereby (1) acknowledges receipt of the Notice of 2018 Annual Meeting of Stockholders, proxy statement and 2017 Annual Report for the 2018 Annual Meeting of Stockholders of Laureate Education, Inc. to be held on Wednesday, May 23, 2018, at 10:00 a.m., eastern daylight time, at the AMA New York Executive Conference Center, located at 1601 Broadway, New York, New York 10019, and (2) hereby appoints Jean-Jacques Charhon and Victoria E. Silbey, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of Laureate Education, Inc.'s Class A common stock, or Class B common stock, as the case may be, which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the 2018 Annual Meeting of Stockholders, and any adjournment thereof, with all powers which the undersigned would possess if present at the Meeting THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES UNDER PROPOSAL 1, FOR PROPOSALS 2 AND 3, FOR 1 YEAR FOR PROPOSAL 4 AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE 2018 ANNUAL MEETING AND ANY ADJOURNMENT THEROF. Continued and to be signed on reverse side